Exhibit 10.6
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
UNDER THE KALTURA, INC. 2017 EQUITY INCENTIVE PLAN
THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”) is made between Kaltura, Inc., a Delaware corporation (the “Corporation”) and $grantee$ (the “Grantee”).
WHEREAS, the Corporation maintains the Kaltura, Inc. 2017 Equity Incentive Plan (the “Plan”); and
WHEREAS, the Plan permits the award of Non-Qualified Stock Options to purchase shares of the Corporation’s Common Stock, subject to the terms of the Plan; and
WHEREAS, to compensate the Grantee for his/her service to the Corporation and its subsidiaries and to further align the Grantee’s personal financial interests with those of the Corporation’s stockholders, the Corporation wishes to award the Grantee an option to purchase the number of Share(s) of the Corporation’s Common Stock set forth below, subject to the restrictions and on the terms and conditions contained in the Plan and this Agreement.
NOW, THEREFORE, in consideration of these premises and the agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:
1.    Award of Option. This Agreement evidences the grant to the Grantee of an option (the “Option”) to purchase $amount$ shares of the Corporation’s Common Stock (the “Option Shares”). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the Plan, which terms and provisions are incorporated herein by this reference. Except as otherwise specified herein or unless the context herein requires otherwise, the terms defined in the Plan will have the same meanings herein.
2.    Nature of the Option. The Option is not intended to be an incentive stock option as described by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits for the Grantee.
3.    Date of Grant; Term of Option. The Option was granted on $grantdate$ (the “Effective Date”) and may not be exercised later than the tenth anniversary of that date, subject to earlier termination in accordance with Section 14 of the Plan.
4.    Option Exercise Price. The Exercise Price of the Option is USD $price$ per Option Share, which amount is intended to be at least equal to the Fair Market Value per Share on the Effective Date.
5.    Exercise of Option. Unless otherwise determined by the Corporation in accordance with the Plan, the Option will become exercisable only in accordance with the terms and provisions of the Plan and this Agreement, as follows:
(a)    Vesting. The commencement date of the vesting schedule is $date$ (the “Commencement Date”). For the avoidance of doubt, in cases where the Commencement Date precedes the Effective Date, the Grantee will be credited with vesting as if the Option had begun to vest on the Commencement Date. The Option shall become vested and exercisable as follows: (i) 1/4 of the Option (rounded down) shall vest on the first anniversary of the Commencement Date (the “First Anniversary”); and (ii) thereafter, 1/48 of the Option (rounded down) shall vest at the end of each subsequent month following the First Anniversary over a period of 36 months following the First Anniversary. Grantee is aware of the fact that upon termination of Grantee’s employment in the Corporation or any of its Affiliated Corporations, Grantee shall not have a right to the Option, except as specified in the Plan.
(b)    Method of Exercise. The Grantee may exercise the Option by providing written notice to the Corporation stating the election to exercise the Option in accordance with Section 10 of the Plan.
(c)    Partial Exercise. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to a whole number of Option Shares.
(d)    Restrictions on Exercise. The Option may not be exercised, and any purported exercise will be void, if the issuance of the Option Shares upon such exercise would constitute a violation or breach of (i) any of the provisions set forth this Agreement and/or in the Plan; or (ii) any applicable law, regulation or exchange listing requirement. The Board may from time to time modify the terms of this Option or impose additional conditions on the exercise of this Option as it deems necessary or appropriate to facilitate compliance with the Plan and/or any applicable law, regulation or exchange listing requirement. As a further condition to the exercise of the Option, the Corporation may require the Grantee to make any representation or warranty as may be required by or advisable under the Plan and/or any applicable law or regulation.
6.    Investment Representations. The Grantee represents and warrants to the Corporation that the Grantee is acquiring the Option (and upon exercise of the Option, will be acquiring the Option Shares) for investment for the Grantee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.
7.    Non-Transferability of Option. The Grantee hereby acknowledges and agrees that the Option and any Shares acquired pursuant to exercise of the Option are subject to the transfer, repurchase and other restrictions as set forth in Plan.
8.    Tax Consequences. The Corporation does not represent or warrant that this Option (or the purchase or sale of the Option Shares subject hereto) will be subject to any particular tax treatment. The Grantee acknowledges that the Grantee has reviewed with the Grantee’s own tax advisors the tax treatment of this Option (including the purchase and sale of Option Shares subject hereto) and is relying solely on those advisors in that regard. The Grantee understands that the Grantee (and not the Corporation) will be responsible for the Grantee’s own tax liabilities arising in connection with this Option.
9.    Share Legends. The following legend will be placed on any certificate evidencing an Option Share, in addition to any other legend that may be required pursuant to applicable law, the Plan, or otherwise:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INCENTIVE STOCK OPTION AWARD AGREEMENT ENTERED INTO BETWEEN THE ORIGINAL HOLDER OF THESE SHARES AND KALTURA, INC. AND THE 2017 EQUITY INCENTIVE PLAN OF KALTURA, INC. AND ALL EXHIBITS ATTACHED THERETO (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS). A COPY OF THAT AGREEMENT AND THE PLAN IS ON FILE IN THE PRINCIPAL OFFICES OF KALTURA, Inc. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF KALTURA, Inc.
10.    Joinder.
(a)    Without derogating from the provisions of the Plan, the Grantee hereby acknowledges and agrees that until an IPO, in the event that stockholders of the Corporation holding at least a majority of the voting power in the Corporation accept an offer to sell all of their stock in the Corporation and such sale of stock transaction is conditioned upon the sale of all remaining stock of the Corporation to such third party (a “Sale of Stock Transaction”), then, the Grantee shall, if so requested by the Board (which request shall notify the Grantee of such Sale of Stock Transaction), sell his/her Option Shares and/or Options in such Sale of Stock Transaction, on the same terms subject however to any applicable liquidation preferences (provided that (i) with respect to unexercised Options, the Exercise Price shall be deducted from the purchase price paid for the Option Shares in such transaction; and (ii) the proceeds of such Sale of Stock Transaction shall be allocated in accordance with the distribution preferences provisions of the Corporation’s Certificate of Incorporation, as may be amended from time to time).
(b)    In addition, without derogating from the generality of the provisions set forth in the Irrevocable Proxy attached hereto, the Grantee agrees to: (a) refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such proposed transaction; (b) take all necessary and desirable actions approved by the Board in connection with the consummation of the Sale of Stock Transaction, including the execution of such agreements and such instruments and other actions reasonably necessary to (I) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Sale of Stock Transaction and (II) effectuate the allocation and distribution of the aggregate consideration upon the Sale of Stock Transaction; and (c) to execute and deliver all related documentation and take such other action in support of the proposed transaction as shall reasonably be requested by the Board.
11.    Market Stand-Off.
(a)    The Grantee hereby agrees that in connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), including the Corporation’s IPO, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares delivered to Grantee upon the exercise of the Option without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters, but in no event greater than 180 days (the “Market Stand-Off Period”). In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to any Option Shares delivered to Grantee upon the exercise or vesting of the Option until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of this Section 11. This Section 11 shall not apply to shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Section 11 only if the directors and officers of the Corporation are subject to similar arrangements.
(b)    In addition, if any managing underwriter or book runner of any such offering or registration (the “Underwriter”) requests, the Grantee will execute and deliver to the Underwriter such documents, agreements, and instruments that the Underwriter shall reasonably require to enable the Underwriter to obtain the benefit of the Market Stand-Off during the Market Stand-Off Period. In connection with the foregoing, the Grantee hereby appoints the Corporation’s Chief Executive Officer, or any other person designated by the Board, as the Grantee’s attorney-in-fact, with full power of substitution, to execute and deliver all documents, agreements and instruments to be executed and delivered by the Grantee, and to take all actions to be taken by the Grantee in each case in connection with effecting any Market Stand-Off.
12.    The Plan. The Grantee has received a copy of the Plan (a copy of which is attached hereto), has read the Plan and is familiar with its terms, and hereby accepts the Option subject to the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board with respect to questions arising under the Plan or this Agreement.
13.    Proxy. As condition to the grant of any Option, Grantee hereby agrees to execute and deliver an Irrevocable Proxy, substantially in the form attached hereto, covering the Option Shares in accordance with the terms and conditions of the Plan.
14.    Stockholder Agreements. As a condition to the exercise of any Option, upon request of the Board, Grantee shall agree in writing to be bound by the terms and provisions of any agreements among the stockholders of the Corporation which are applicable to the holders of shares of Common Stock, including, without limitation, any restriction on transfer of shares of Common Stock of the Corporation and to the extent requested by the Board Grantee undertakes to execute and deliver an additional counterpart signature page to such agreement(s) in a form acceptable to the Board.
15.    Withholding. All taxable distributions under the Agreement are subject to withholding of all applicable taxes, and the Corporation conditions any payment, exercise, disposition or other distribution to the Grantee under the Agreement on satisfaction of the applicable withholding obligations, if any.
16.    Rights of Grantee. Without derogating from the provisions of Section 19 of the Plan, nothing contained herein shall be construed to confer upon the Grantee any right to remain in the service of the Corporation and/or of any Affiliated Corporation or derogate from any right of the Corporation and/or any Affiliate Corporation to retire, request the resignation of, or discharge the Grantee at any time, with or without cause. The rights of the Grantee are limited to those expressed herein and in the Plan and are not enforceable against the Corporation except to the extent set forth herein.
17.    Entire Agreement. This Agreement, together with the Plan, represents the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof.
18.    Amendment. Except as otherwise provided in the Plan or herein or as would otherwise not have a material adverse effect on the Grantee, this Agreement may only be amended by a writing signed by each of the parties hereto.
19.    Governing Law. This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.
20.    Execution. This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which will be deemed an original, and all of which together shall be deemed to be one and the same instrument.
[This space intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by each party on the date indicated below, respectively.

Kaltura, Inc.

CEO
Title

$grantsignaturedate$
Date

GRANTEE

$grantee$

Address

$grantsignaturedate$
Date
THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO KALTURA, Inc. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.
IRREVOCABLE PROXY
TO VOTE SHARES OF KALTURA, INC.
The undersigned (the “Holder”), as the beneficial holder of securities of Kaltura, Inc., a Delaware corporation (the “Company”), does hereby irrevocably appoints Ron Yekutiel, the Chief Executive Officer of the Company, or, in his absence, any other representative who shall be appointed by the Board of Directors of the Company in accordance with the Company's 2017 Equity Incentive Plan (the “Attorney-In-Fact”), as a true and lawful attorney-in-fact, in the Holder’s place and stead, to act, as Holder’s proxy, including, without limitation, to vote and exercise all voting power and other rights, including, without limitation, any contractual rights and rights under applicable law (to the full extent that the Holder is entitled to do so), with respect to all matters arising in connection with any action affecting or relating to all of the shares of the Company which the Holder holds or other shares or securities of the Company's capital stock which the Holder hereafter in the future may hold, actually or constructively, directly or indirectly (the “Shares”), and any and all other shares or equity securities of the Company issued or issuable to the Holder in respect of the Shares, on or after the date hereof, including as a result of any change, by subdivision or combination in any manner of the Company’s capital stock or by the making of a share dividend on or after the date hereof (collectively, the “Securities”), including, without limitation, the right, on the Holder’s behalf and subject to any applicable law, to:
(i)    execute any agreement, waiver, amendment, consent or any other document, including, without limitation, any stockholders’ agreements and any amendment thereof, waivers of rights of first refusal, anti-dilution rights, rights to first offer, rights of co-sale, pre-emptive rights, bring-along rights and such other similar waivers, if and to the extent applicable, all in connection with the Securities;
(ii)    attend and to vote in all stockholders’ meetings of the Company (including, without limitation, the right to receive, in the name and on behalf of the Holder, any and all materials, information, notices, invitations and/or other communications provided to stockholders of the Company), or execute and deliver written consents pursuant to applicable law, with respect to the Securities, in the same manner and with the same effect as if the Holder was personally present at any such meeting or voting such Securities or personally acting on any matters submitted to the Company’s stockholders for approval or consent, giving and granting to said Attorney-In-Fact full power and authority to do and perform each and every act and thing whether necessary or desirable that may be done as its Attorney-In-Fact in relation to the Securities, other than to sell or transfer the Securities without the prior written consent of the Holder, provided, however, that no such consent shall be required, and the Attorney-In-Fact shall have the right to sell or transfer the Securities without the prior written consent of the Holder, in the event of a Sale of Stock Transaction or in the event of any other Merger Transaction (as defined in the Company's 2017 Equity Incentive Plan).
Unless instructed otherwise by the Board of Directors of the Company, the Attorney-In-Fact shall vote the Securities in a manner pro-rata to the votes of the other voting shares, such that the votes of the Securities shall not affect the end result of the vote.
This Proxy is irrevocable as it may affect rights of third parties. This Proxy shall remain in effect until the completion of an initial public offering of the shares of the Company. As long as this proxy is in effect, any and all voting rights of the undersigned may have with respect to the Securities shall be exercised exclusively by this proxy. The undersigned hereby ratifies and confirms all that said Attorney-In-Fact shall do or cause to be done by virtue of and in accordance with the terms and conditions of this Proxy. The Attorney-In-Fact shall not have or incur any liability whatsoever by reason of any act or omission of the Attorney-In-Fact, in accordance with this Proxy, whether based upon mistake of fact or law, error of judgment, negligence or otherwise, on condition only that the said acts or omissions are: (i) not in gross negligence; and/or (ii) not willful acts or omissions. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This proxy shall survive the transfer of Securities and be binding upon any transferee, until duly replaced by a similar power of attorney executed by the transferee. The Company is an intended third party beneficiary of this proxy.
KALTURA, INC.- 2017 EQUITY INCENTIVE PLAN
1.    Definitions
As used herein the following terms shall have the meanings set forth below, unless the context clearly indicates to the contrary.
1.1    “Affiliated Corporation” – any present or future entity (a) which holds a controlling interest in the Corporation; (b) in which the Corporation holds a controlling interest; (c) in which a controlling interest is held by another entity, who also holds a controlling interest in the Corporation; or (d) which has been designated an “Affiliated Corporation” by resolution of the Board.
1.2    “Award” – any right granted to a Grantee under the Plan, including an Option, a SAR, or a Restricted Stock Award.
1.3    “Award Agreement” – with respect to any Grantee – a written agreement or written instrument, executed by and between the Corporation and the Grantee, setting forth the terms and conditions with respect to the Award.
1.4    “Base Price” – the price at which a SAR is set at grant.
1.5    “Board” – the Board of Directors of the Corporation.
1.6    “Cause” – as defined in Section 14.3 below.
1.7    “Common Stock” – see “Share(s)”.
1.8    “Corporation” – Kaltura, Inc., a Delaware corporation.
1.9    “Date of Grant” – the date determined by the Board to be the effective date of the grant of an Award to a Grantee, or, if the Board has not determined such effective date, the date of the resolution of the Board approving the grant of such Award.
1.10    “Exercise Notice” – as defined in Section 10.2 below.
1.11    “Exercise Period” – as defined in Section 10.1 below.
1.12    “Exercise Price” – the price to be paid for the exercise of each Option.
1.13    “Expiration Date” – as defined in Section 7.3 below with respect to Options or Section 8.4 below with respect to SARs.
1.14    “Fair Market Value” – as of any date, the value of a Share determined as follows:
(i)    If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;
(ii)    If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or
(iii)    In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board, based upon such factors as the Board may deem relevant.
1.15    “Grantee” – a person or entity to whom an Award is granted.
1.16    “IPO” – an initial public offering of securities of the Corporation in a recognized stock exchange market or the listing thereof on NASDAQ or another recognized automated quotation system.
1.17    “Law” – federal, state and/or foreign, laws, rules and/or regulations and/or rules, regulations, guidelines and/or requirements of any relevant securities and exchange and/or tax commission and/or authority and/or any relevant stock exchange or quotations systems.
1.18    “Mandatory Law” – provisions of Law which may not be contrarily addressed or regulated by the determination and/or consent of the Corporation and/or other parties.
1.19    “Merger Transaction” – any Acquisition or Assets Transfer )as such terms are defined in the Certificate of Incorporation of the Corporation) and/or any other similar or parallel definition as defined in and determined pursuant to the Certificate of Incorporation of the Corporation, excluding any Structural Change or Spin-off Transaction (each as defined below), and including, for the avoidance of doubt, (i) a sale of all or substantially all of the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries; or (ii) a sale of all or substantially all of the shares of the share capital of the Corporation whether by a single transaction or a series of related transactions which occur either over a period of 12 months or within the scope of the same acquisition agreement; or (iii) a merger, consolidation or like transaction of the Corporation with or into another corporation but excluding a merger which falls within the definition of Structural Change.
1.20    “Option(s)” – an option(s) granted within the framework of this Plan, each of which imparts the right to purchase one Share.
1.21    “Plan” – this 2017 Kaltura, Inc. Equity Incentive Plan, as may be amended from time to time.
1.22    “Repurchase Right” – as defined in Section 14.3 below.
1.23    “Restricted Period” – the period during which an Award of Restricted Stock is unvested and subject to forfeiture.
1.24    “Restricted Stock” – restricted Shares granted under the Plan and subject to the vesting schedule and all other terms and conditions contained herein and in the relevant Award Agreement.
1.25    “SAR(s)” – a stock appreciation right awarded under the Plan and subject to the terms and conditions contained herein and in the relevant Award Agreement.
1.26    “Service” – means a Grantee’s employment or engagement by the Corporation or an Affiliated Corporation, in a scope of at least the scope of the position such Grantee was employed or engaged at the time of grant of the Award or such other scope of employment or engagement approved by the Board. A Grantee’s Service shall not be deemed terminated or interrupted solely as a result of a change in the capacity in which the Grantee renders Service to the Corporation or an Affiliated Corporation (i.e., as an employee, officer, director, consultant, etc.); nor shall it be deemed terminated or interrupted due solely to a change in the identity of the specific entity (out of the Corporation and its Affiliated Corporations) to which the Grantee renders such Service, provided that there is no actual interruption or termination of the continuous provision by the Grantee of such Service to any of the Corporation and its Affiliated Corporations in any scope of employment or engagement approved by the Board. Furthermore, a Grantee’s Service with the Corporation or Affiliated Corporation shall not be deemed terminated or interrupted as a result of any military leave, sick leave, or other bona fide leave of absence taken by the Grantee and approved by the Corporation or such Affiliated Corporation by which the Grantee is employed or engaged, as applicable; provided, however, that if any such leave exceeds ninety (90) days, then on the ninety-first (91st) day of such leave the Grantee’s Service shall be deemed to have terminated unless the Grantee’s right to return to Service with the Corporation or such Affiliated Corporation is secured by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Corporation or Affiliated Corporation, as the case may be, or required by Law, time spent in a leave of absence shall not be treated as time spent providing Service for the purposes of calculating accrued vesting rights under the vesting schedule of the Options. Without derogating from the aforesaid, the Service of a Grantee to an Affiliated Corporation shall also be deemed terminated in the event that such Affiliated Corporation for which the Grantee performs Service ceases to fall within the definition of an “Affiliated Corporation” under this Plan, effective as of the date said Affiliated Corporation ceases to be such. In all other cases in which any doubt may arise regarding the termination of a Grantee’s Service or the effective date of such termination, or the implications of absence from Service on vesting, the Corporation, in its discretion, shall determine whether the Grantee’s Service has terminated and the effective date of such termination and the implications, if any, on vesting.
1.27    “Share(s)” – Share(s) of the Corporation’s Common Stock, US $0.0001 par value each, to which, subject to the provisions herein, are attached the rights specified in the Corporation’s Certificate of Incorporation and By-Laws, as may be amended from time to time.
1.28    “Sub-Plan” – any supplements or sub-plans to the Plan adopted by the Board, applicable to Grantees employed in a certain country or region or subject to the Laws of a certain country or region, as deemed by the Board to be necessary or desirable to comply with the Laws of such region or country, or to accommodate the tax policy or custom thereof, which, if and to the extent applicable to any particular Grantee, shall constitute an integral part of the Plan.
2.    The Plan
2.1    Purpose
The purpose and intent of the Plan is to advance the interests of the Corporation by affording to selected employees, officers, directors, consultants and other service providers of the Corporation or Affiliated Corporations an opportunity to acquire a proprietary interest in the Corporation or to increase their proprietary interest therein, as applicable, by the grant in their favor, of Awards, thus providing such Grantee an additional incentive to become, and to remain, employed or engaged by the Corporation or Affiliated Corporation, as the case may be, and encouraging such Grantee’s sense of proprietorship and stimulating his or her active interest in the success of the Corporation and the Affiliated Corporation by which such Grantee is employed or engaged.
2.2    Effective Date and Term
The Plan shall become effective as of the day it was adopted by the Board, and shall continue in effect until the earlier of (a) its termination by the Board; or (b) the date on which all of the Shares available for issuance under the Plan have been granted and exercised; or (c) the lapse of ten (10) years from the date the Plan is adopted by the Board.
3.    Administration
3.1    This Plan and any Sub-Plans shall be administered by the Board. The Board may appoint a committee of the Board, consisting of not less than two (2) members of the Board, which, subject to any applicable Mandatory Law, and the resolution of the Board, may have all of the powers of the Board granted herein. Subject to the above, the term “Board” whenever used herein, shall mean the Board or such appointed committee, as applicable. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and, thereafter, directly administer the Plan. Members of the Board or committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the committee during which action is taken with respect to the granting of an Award to him or her. The committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the committee shall be valid acts of the committee.
3.2    Unless specifically required otherwise under applicable Mandatory Law, the Board shall have sole and full discretion and authority, without the need to submit its determinations or actions to the stockholders of the Corporation for their approval or authorization, to administer the Plan and any Sub-Plans, and all actions related thereto, including, without limitation, the performance, at any time and from time to time, of any and all of the following:
3.2.1    the designation of Grantees;
3.2.2    the determination of the terms of each Award (which need not be identical), including without limitation the number and type of Award to be granted in favor of each Grantee, the vesting schedule and Exercise Price or Base Price, as applicable, thereof, and the documents to be executed by the Grantee;
3.2.3    the determination of the terms and form of the Award Agreements (which need not be identical), whether a general form or a specific form with respect to a certain Grantee;
3.2.4    the modification or amendment of the Exercise Period, Restricted Period, restrictions, vesting schedules (including by way of acceleration) and/or of the Exercise Price or Base Price of Awards, including without limitation the reduction thereof, either prior to or following their grant; the repricing of any Award or any other action which is or may be treated as repricing under generally accepted accounting principles; the grant to the holder of an outstanding Award, in exchange for such Award, of a new Award having a purchase price, if any, equal to, lower than or higher than the Exercise Price or Base Price, if any, provided in the Award so surrendered and canceled, and containing such other terms and conditions as the Board may prescribe;
3.2.5    any other action and/or determination deemed by the Board to be required or advisable for the administration of the Plan and/or any Sub-Plan or Award Agreement;
3.2.6    the determination, based upon the relevant information, of the Fair Market Value of the Shares, and the mechanism of such determination;
3.2.7    the interpretation of the Plan, any Sub-Plans, and the Award Agreements;
3.2.8    to determine whether, to what extent, and under what circumstances an Award and/or the underlying Share may be settled, canceled, forfeited, exchanged, or surrendered and to determine any other matter which is necessary or desirable for, or incidental to, administration of this Plan;
3.2.9    to determine if and how Awards and Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are vested and free from vesting restrictions) shall be treated in connection with, or in the framework of, a Merger Transaction, as further detailed in Section 11 below;
3.2.10    to determine how any treatment of Awards may be made subject to any payment or escrow arrangement, or any other arrangement determined within the scope of a Merger Transaction in relation to the Shares of the Corporation;
3.2.11    the adoption of Sub-Plans, including without limitation the determination, if the Board sees fit to so determine, that to the extent any terms of such Sub-Plan are inconsistent with the terms of this Plan, the terms of such Sub-Plan shall prevail; and
3.2.10    the extension of the period of the Plan or any Sub-Plans.
3.3    The Board may, in its sole discretion, without stockholder approval or approval of any Grantee, amend, modify (including by adding new terms and rules), and/or cancel or terminate this Plan, any Sub-Plans, and any Awards granted under this Plan or any Sub-Plans, any of their terms, and/or any rules, guidelines or policies relating thereto provided, however, that without the consent of an affected Grantee, no such amendment, modification, cancellation, or termination of any outstanding grant may materially and adversely affect the rights of such Grantee. Notwithstanding the foregoing material amendments to the Plan or any Sub-Plans (but not the exercise of discretion under the Plan or any Sub-Plans) shall be subject to stockholder approval to the extent so required by applicable Mandatory Law.
3.4    All elections and transactions under the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), involving Shares are intended to comply with any applicable condition under Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions (“Rule 16b-3”). The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. If the Corporation is a reporting company under the Exchange Act, the selection of a “director” or an “officer” (as such terms are defined for purposes of Rule 16b-3) as a Grantee, the timing of the grant of the Award, the Exercise Price or Base Price, if any, or sale price of the Award and the number of Awards which may be granted to such “director” or “officer” shall be determined either (i) by the Board, of which all members shall be “disinterested persons” (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be “disinterested persons.” For the purposes of the Plan, a director shall be deemed to be “disinterested” only if such person qualifies as a “disinterested person” within the meaning of Rule 16b-3 of the Exchange Act, as such terms are interpreted from time to time. Those provisions of the Plan that expressly refer to Rule 16b-3 or which are required in order for certain transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act.
3.5    Unless otherwise determined by the Board, subject to the provisions set forth in Section 3.3, any amendment or modification of this Plan and/or any applicable Sub-Plan and/or Award Agreement shall apply to the relationship between the Grantee and the Corporation; and such amendment or modification shall be deemed to have been included, ab initio, in the Plan and any such applicable Sub-Plan and/or Award Agreement, and shall have full force and effect with respect to the relationship between the Corporation and the Grantee.
3.6    Termination of the Plan or any Sub-Plan, shall not affect the Board’s ability to exercise its powers with respect to Awards granted under the Plan prior to the date of such termination.
3.7    The Board, their members and any person designated above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable Law, no officer of the Corporation or member or former member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. To the maximum extent permitted by applicable Law and the Certificate of Incorporation and By-Laws of the Corporation and to the extent not covered by insurance, each officer and member or former member of the Board shall be indemnified and held harmless by the Corporation against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Corporation) or liability (including any sum paid in settlement of a claim with the approval of the Corporation), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may otherwise have. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.
3.8    In any event that the Corporation will be required to issue to a Grantee a fraction of Shares upon exercise of Awards, the Corporation will not issue fraction of Shares and the number of Shares issued upon such exercise shall be rounded down to the closest number of Shares.
4.    Eligibility
The persons eligible for participation in the Plan as Grantees include employees, officers, directors, consultants, and other service providers of the Corporation or any Affiliated Corporation (including persons who are responsible for or contribute to the management, growth or profitability of, or who provide substantial services to, the Corporation or any Affiliated Corporation), and any person who has been offered employment by the Corporation or any Affiliated Corporation, provided that such prospective employee may not receive any payment or exercise any right to an Award until such person has commenced employment with the Corporation or any Affiliated Corporation. The Board, in its sole discretion shall select from time to time the individuals, from among the persons eligible to participate in the Plan, who shall receive Awards. In determining the persons in favor of whom Awards are to be granted, the number of Awards to be granted thereto and the terms of such grants, the Board may take into account the nature of the services rendered by such person, his/her present and future potential contribution to the Corporation or to the Affiliated Corporation by which he/she is employed or engaged, and such other factors as the Board in its discretion shall deem relevant.
5.    Award Pool
5.1    The total number of authorized but unissued Shares available for grant under this Plan, subject to adjustment as set forth in Sections 5.2 and 17 below, shall be 1,544,209 and 4,000,000 Shares may be issued as Incentive Stock Options (as such term is defined in the US Sub-Plan).
5.2    The Corporation shall at all times until the expiration or termination of this Plan keep reserved a sufficient number of Shares to meet the requirements of this Plan. Any of such Shares which, as of the expiration or termination of this Plan, remain unissued and not subject to outstanding Awards, shall at such time cease to be reserved for the purposes of this Plan. Should any Award (or any award granted under the Corporation’s 2007 Stock Option Plan or 2007 Israeli Share Option Plan (together the “2007 Plans”)) for any reason expire or be canceled prior to its issuance, settlement, or exercise or relinquishment in full, such Award (or any such award granted under the 2007 Plans) may then be available for grant under this Plan.
5.3    Awards that may be granted under the Plan include: Options, SARs, and Restricted Stock.
6.    Grant of Awards
6.1    The Awards may be granted for no consideration or in consideration of the past or future Service (as defined below) the Grantee performed or is expected to perform.
6.2    Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement.
6.3    Each Grantee shall be required to execute, in addition to the Award Agreement, any and all other documents required by the Corporation or any Affiliated Corporation, whether before or after the grant of the Award (including without limitation the Proxy (as such term is defined below), any customary documents and undertakings towards any trustee, if applicable, and/or any tax authorities). Notwithstanding anything to the contrary in this Plan or in any Sub-Plan, no Award shall be deemed granted unless all documents required by the Corporation or any Affiliated Corporation to be signed by the Grantee prior to or upon the grant of such Award, shall have been duly signed and delivered to the Corporation or such Affiliated Corporation.
7.    Terms of Options
Award Agreements between the Corporation and a Grantee evidencing the Award of Options will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of Options granted thereunder and the substance of all of the following provisions:
7.1    Exercise Price. The Exercise Price for each Grantee shall be as determined by the Board and specified in the applicable Award Agreement; provided however that unless otherwise determined by the Board (which determination shall not require stockholder approval unless so required in order to comply with the provisions of applicable Mandatory Law), the Exercise Price shall not be less than the Fair Market Value of the Shares at the date of the grant of the Options. Without derogating from and in addition to the provisions of Section 23 of the Plan, the Exercise Price shall be denominated in the currency of the primary economic environment of, in the Board’s sole discretion, either the Corporation or the Grantee (that is the functional currency of the Corporation or the currency in which the Grantee is paid).
7.2    Vesting. The Options shall vest and become exercisable according to the vesting schedule and/or subject to certain other conditions (including without limitation achievement of milestone and/or subject to performance as determined by the Board) to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement.
The Board shall be entitled, but not obligated, in its sole discretion, to accelerate, in whole or in part, the vesting schedule, and/or any other condition to the vesting, of any Option, including, without limitation, in connection with a Merger Transaction and/or an IPO.
7.3    Expiration Date. Unless expired earlier pursuant to either Section 10.1 or Section 14 below, and unless otherwise determined in the Award Agreement, unexercised Options shall expire and terminate and become null and void upon the lapse of 10 (ten) years from the Date of Grant (as applicable, the “Expiration Date”).
8.    Terms of SARs
Award Agreements between the Corporation and a Grantee evidencing the Award of SARs will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award
Agreement, such Award Agreement shall set forth, by appropriate language, the number of SARs granted thereunder and the substance of all of the following provisions:
8.1    Terms and Conditions. Each SAR shall entitle the Grantee to receive, upon exercise of the SAR, a payment equal to the excess, if any, of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of the SAR. Such payment may be made in cash, in shares of Common Stock, in Restricted Stock or in any combination of the foregoing, as the Board shall determine in its sole discretion; provided, however, that payment upon exercise of a SAR shall be made in shares of Common Stock unless otherwise specified in the relevant Award Agreement. SARs shall be subject to the terms and conditions set forth in the Plan, any applicable Sub-Plan and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan or the applicable Sub-Plan and as the Board shall set forth in the relevant Award Agreement.
8.2    Base Price. The Base Price of a SAR shall be determined by the Board at the time of grant; and specified in the applicable Award Agreement; provided however that unless otherwise determined by the Board (which determination shall not require stockholder approval unless so required in order to comply with the provisions of applicable Mandatory Law), the Base Price shall not be less than the Fair Market Value of the Shares at the date of the grant of the SAR. Without derogating from and in addition to the provisions of Section 23 of the Plan, the Base Price shall be denominated in the currency of the primary economic environment of, in the Board’s sole discretion, either the Corporation or the Grantee (that is the functional currency of the Corporation or the currency in which the Grantee is paid).
8.3    Vesting. The SARs shall vest (become exercisable) according to the vesting schedule to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement. The Board shall be entitled, but not obligated, at its sole discretion, to accelerate, in whole or in part, the vesting schedule of any SAR, including, without limitation, in connection with a Merger Transaction and/or an IPO.
8.4    Expiration Date. Unless expired earlier pursuant to the Plan, and unless otherwise determined in the Award Agreement, unexercised SARs shall expire and terminate and become null and void upon the lapse of 10 (ten) years from the Date of Grant (as applicable, the “Expiration Date”).
9.    Terms of Restricted Stock Awards
Award Agreements between the Corporation and a Grantee evidencing an Award of Restricted Stock will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of Shares of Restricted Stock granted thereunder and the substance of all of the following provisions:
9.1    Terms and Conditions. An Award of Restricted Stock is a grant of shares of Common Stock, subject to such restrictions, terms and conditions as the Board deems appropriate, and/or as set forth in the applicable Sub-Plan or Award Agreement.
9.2    Vesting. The Restricted Stock shall vest according to the vesting schedule to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement.
The Board shall be entitled, but not obligated, in its sole discretion, to accelerate, in whole or in part, the vesting schedule of any Award of Restricted Stock, including, without limitation, in connection with a Merger Transaction and/or an IPO.
9.3    Shareholder Rights. During the Restricted Period, a Grantee shall have such rights with respect to the Shares underlying such grant, including voting and dividend rights, as the Board deems appropriate, and/or as set forth in the applicable Sub-Plan or Award Agreement.
10.    Exercise of SARs and Options
10.1    Exercise Period. Each Option and/or each SAR shall be exercisable from the date upon which it becomes vested until the Expiration Date of such Option or SAR, as applicable, in each case, subject to the provisions set forth in this Plan, the applicable Sub-Plan and the Award Agreement (the “Exercise Period”).
10.2    Exercise Notice and Payment. Vested Options and vested SARs may be exercised at one time or from time to time during the Exercise Period, by giving a written notice of exercise (the “Exercise Notice”) to the Corporation, at its principal offices, in accordance with the following terms, or such other procedures as shall be determined from time to time by the Board and notified in writing to the Grantees:
(a)    The Exercise Notice must be signed by the Grantee and must be delivered to the Corporation, prior to the termination of the Options or SARs, as applicable, by certified or registered mail - return receipt requested, with a copy delivered to the Chief Financial Officer (or such other authorized representative) of the Affiliated Corporation with which the Grantee is employed or engaged, if applicable.
(b)    The Exercise Notice will specify the number of vested Options and/or vested SARs, as applicable, being exercised.
(c)    The Exercise Notice will be accompanied by payment in full of the Exercise Price for the exercised Options (however, unless otherwise provided by the Board or in the Award Agreement, no payment would be necessary to exercise a SAR) and by such other representations and agreements as required by the Corporation with respect to the Grantee’s investment intent regarding the exercise. Payment will be made by wire transfer or by personal check or cashier’s check payable to the order of the Corporation or at the discretion of the Board, payment of such other lawful consideration as the Board may, in its sole discretion, determine (such as, by way of example, cashless exercise or the typical exercise of a SAR), provided however, that in case of payment by check, the Award shall not be deemed exercised, and the Corporation shall not issue the Shares in respect thereof, until the check shall have been fully and irrevocably honored by the bank on which it was drawn. The Corporation shall then reasonably promptly deliver the certificate(s) representing the Shares as to which such Options and/or SARs were exercised to the Grantee or to a Trustee, if applicable; provided that with respect to SARs the consideration for exercise may be in such other form as provided in a Sub-Plan, in the Award Agreement and/or as provided by the Board). In determining what constitutes “reasonably promptly,” it is expressly understood that, in addition to that stated in Section 12 below, the issuance of the Shares and delivery of the certificate(s) representing such Shares may be delayed by the Corporation in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Corporation to take any action with respect to the Shares prior to their issuance.
11.    Treatment of Awards Upon Certain Transactions
11.1    Notwithstanding anything to the contrary contained in this Plan and/or in any Sub-Plan, in the event of a Merger Transaction, any and all outstanding and unexercised, unvested Awards (including, without limitation, outstanding and unexercised unvested Options and SARs and Restricted Stock that are subject to vesting) will be cancelled and forfeited for no consideration, unless determined otherwise by the Board.
11.2    Without derogating from the generality of the foregoing, in the event of a Merger Transaction the Board in its sole and absolute discretion may, without obtaining any of the Grantees’ consent and without any notice requirement, decide in connection with a Merger Transaction, as follows:
(i) if and how the unvested Awards will be cancelled, forfeited, exchanged, assumed, replaced, substituted (including, if applicable, for a successor entity award), repurchased or accelerated including determining that all outstanding and unexercised, unvested Awards shall be cancelled for no consideration upon a Merger Transaction;
(ii) if and how vested Awards (including Awards with respect to which the vesting period has lapsed and/or been accelerated) will be exercised, exchanged, assumed, replaced, substituted (including, if applicable, for a successor entity award), forfeited, repurchased and/or sold by the Grantee, including determining that all un-exercised vested Awards shall be cancelled for no consideration upon a Merger Transaction;
(iii) how Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are free from vesting restrictions) shall be replaced and/or sold by the Grantee and/or substituted (including, if applicable, for a successor entity share); and
(iv) how any treatment of Awards and Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are free from vesting restrictions) may be made subject to any payment or escrow arrangement, or any other arrangement determined within the scope of the Merger Transaction in relation to the Shares of the Corporation.
11.3    In the case of assumption and/or substitution of Awards, appropriate adjustments shall be made so as to reflect such action and all other terms and conditions of the Award Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Board, which determination shall be at its sole discretion and final. The grant of any substitutes for the Awards to Grantees pursuant to a Merger Transaction, as provided in this section, shall be considered to be in full compliance with the terms of this Plan. The value of the exchanged Awards pursuant to this section shall be determined in good faith solely by the Board, based on the Fair Market Value, and its decision shall be final and binding on all Grantees.
11.4    For the purposes of this section, the mechanism for determining the assumption or exchange as aforementioned shall be agreed upon between the Board and the successor company.
11.5    Without derogating from the above, in the event of a Merger Transaction the Board shall be entitled, at its sole discretion, to (i) determinate a blackout period in connection with the exercise of Awards; and (ii) require the Grantees to exercise all vested Options and SARs within a set time period and sell all of their Shares underlying such exercised Awards on the same terms and conditions as applicable to the other shareholders selling their Company’s Shares as part of the Merger Transaction as further detailed below.
11.6    Each Grantee acknowledges and agrees that the Board shall be entitled, subject to any applicable Mandatory Law, to authorize any one of its members to sign instrument of transfer, in customary form, in respect of the Shares underlying such Awards held by such Grantee and that such instrument of transfer shall bind the Grantee.
11.6    Despite the aforementioned and for the avoidance of any doubt, if and when the method of treatment of Awards within the scope of a Merger Transaction, as provided above, will in the sole opinion of the Board prevent the consummation of the Merger Transaction, or materially risk the consummation of the Merger Transaction, the Board may determine different treatment for different Awards held by Grantees such that not all Awards will be treated equally within the scope of the Merger Transaction.
11.7    Without derogating from the generality of the above, the Grantee agrees and accepts that until an IPO, in the event that stockholders of the Corporation holding at least a majority of the voting power in the Corporation accept an offer to sell all of their stock in the Corporation and such sale of stock transaction is conditioned upon the sale of all remaining stock of the Corporation to such third party (a “Sale of Stock Transaction”), then, the Grantee shall, if so requested by the Board (which request shall notify the Grantee of such Sale of Stock Transaction), sell his/her Shares and/or Awards in such Sale of Stock Transaction, on the same terms subject however to any applicable liquidation preferences (provided that (i) with respect to vested Options and SARs, the Exercise Price or Base Price, as applicable, shall be deducted from the purchase price paid for the Shares in such transaction; and (ii) i.e., the proceeds of such Sale of Stock
Transaction shall be allocated and distributed in accordance with the distribution preferences provisions of the Corporation’s Certificate of Incorporation, as may be amended from time to time).
12.    Conditions of Issuance
12.1    No Options or SARs shall be deemed exercised nor shall any Share be issued in respect of any Award issued or granted hereunder, until the Corporation has been provided with confirmation by the applicable tax authorities or is otherwise under a tax arrangement, which either: (a) waives or defers the tax withholding obligation with respect to such exercise, issuance or vesting and delivery, as applicable if so permitted by Mandatory Law; or (b) confirms receipt of the payment of all the tax due with respect to such exercise; or (c) confirms the conclusion of another arrangement with the Grantee regarding the tax amounts, if any, that are to be withheld by the Corporation or any Affiliated Corporation under Law with respect to such exercise, issuance, or vesting, as applicable, provided that such arrangement is satisfactory to the Corporation. If such confirmations, exemptions or arrangements are not available under the tax subjections of the Grantee, the Corporation shall be entitled to require as a condition of issuance that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. A determination of the Corporation’s legal counsel that a withholding tax is required in connection with the exercise, issuance, or vesting and delivery, as applicable, of an Award shall be conclusive for the purposes of this condition.
12.2    Furthermore, notwithstanding any other provision of this Plan and any Sub-Plan, the Corporation shall have no obligation to issue or deliver Shares under this Plan unless the exercise of the applicable Awards and the issuance and delivery of the Shares underlying the Option and/or SAR or the grant, vesting and delivery of the Restricted Stock complies, in any such case, with, and does not result in a breach of, all applicable Mandatory Law, to the satisfaction of the Corporation in its sole discretion, and the Corporation shall have received, if deemed desirable by the Board, the approval of legal counsel for the Corporation with respect to such compliance. The Corporation may further require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable Law.
12.3    As a condition to the exercise of an Option or SAR or the issuance or delivery of Restricted Stock, the Corporation may require, among other things, that: (a) the Grantee represent and warrant at the time of any exercise or issuance that the underlying Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make such other representations, warranties and covenants as may be reasonably required to comply with and satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable Law; (b) a legend be stamped on the certificates representing such underlying Shares indicating that they may not be pledged, sold or otherwise transferred unless an opinion of legal counsel (acceptable by the Corporation’s counsel) stating that such transfer is not in violation of any applicable Law, is provided; and (c) the Grantee execute and deliver to the
Corporation such an agreement as may be in use by the Corporation with respect to the applicable securities setting forth certain terms and conditions applicable to the Shares.
12.4    Without derogating from the above and in addition thereto, unless the offering and sale of the Shares to be issued upon the grant, vesting or exercise of an Award shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Corporation shall be under no obligation to issue the Shares underlying an Award unless and until the following conditions have been fulfilled: (i) The Grantee shall warrant to the Corporation, prior to the receipt of such Shares, that s/he is acquiring such Shares for his/her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the Grantee shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing its Shares issued pursuant to such exercise: “The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Corporation shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”; (ii) At the discretion of the Board, the Corporation shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.
12.5    Additionally, without derogating from any other provisions herein and without limiting any of the foregoing, as a further condition to the grant or exercise of an Award, the Grantee shall consent to be bound by any restriction on stockholders rights governed by Section 202 of the General Corporation Law of the State of Delaware, as in effect from time to time, then applicable to a majority of the capital stock of the Corporation (including, without limitation, so-called right of first refusal, drag along and bring along, forced sale), and shall enter and execute any forms of undertaking and/or consent the Corporation shall present to the Grantee to such effect, provided however, that unless otherwise determined by the Board, until such time as the Corporation shall complete an IPO, a Grantee shall not have the right to sell Shares, as further detailed in Section 13 below.
12.6     Stock Certificates for Shares may include one or more legends which the Board deems appropriate to reflect any of the restrictions included in the foregoing. Upon request by the Corporation, the Grantee shall execute any agreement or document evidencing any transfer restrictions prior to the receipt of Shares hereunder, and shall promptly present to the Corporation any and all certificates representing such Shares for the placement on such certificates of appropriate legends evidencing any such transfer restriction.
13.    Transferability
13.1    Neither the Shares nor the Awards are publicly traded.
13.2    Other than by will or laws of descent, neither the Awards nor any of the rights in connection therewith shall be assignable, transferable, made subject to attachment, lien or encumbrance of any kind, and the Grantee shall not grant with respect thereto any power of attorney or transfer deed, whether valid immediately or in the future. For the avoidance of any doubt, during the lifetime of the Grantee, all of such Grantee’s rights to purchase Shares upon the exercise of his or her applicable Awards shall be exercisable only by the Grantee.
13.3    Notwithstanding any other provision of the Plan, any sale, assignment, transfer, pledged, hypothecated or any other disposition of Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan (including for the avoidance of any doubt, Shares issued upon exercise of Options and SARs and Restricted Stock that is free from any vesting restrictions) shall be subject to (i) the prior written approval of the Board; and (ii) all provisions, restrictions, terms and conditions set forth in the Corporation’s Certificate of Incorporation, By Laws, the Plan, any applicable Sub-Plan, the applicable Award Agreement, and/or any conditions and restrictions determined by the Board. Any disposition of such Shares carried out by Grantee(s) in violation of such provisions, restrictions, terms and conditions shall be null and void. Unless otherwise determined by the Board, in its sole discretion, prior to the Corporation’s IPO, the Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan may not be sold assigned, transferred, pledged, hypothecated or otherwise disposed of, except as stated herein and in the Award Agreement. Any disposition of such Shares carried out by a Grantee before an IPO, without the Board’s prior written approval, shall be null and void.
Any transfer that is not made in accordance with the Plan, any applicable Sub-Plan or the applicable Award Agreement shall be null and void.
13.4    No transfer of a Share or an Award by the Grantee by will or by the laws of descent shall be effective against the Corporation, unless and until: (a) the Corporation shall have been furnished with written notice thereof, accompanied by an authenticated copy of probate of a will together with the will or inheritance order and/or such other evidence as the Board may deem necessary to establish the validity of the transfer; (b) the contemplated transferee(s) shall have confirmed to the Corporation in writing its acceptance of the terms and conditions of the Plan, any applicable Sub-Plan and Award Agreement, with respect to the Share or Award being transferred (including the execution of the proxy referred to in Section 15.2 below), to the satisfaction of the Board; and (c) actual payment of all taxes required to be paid upon such sale and transfer of the Award and/or Shares has been made to the tax assessor, and received confirmation from the tax assessor that all taxes required to be paid upon such sale and transfer have been paid.
13.5    No transfer of a Share or an Award (including for the avoidance of any doubt, Shares issued upon exercise of Options and SARs and Restricted Stock that is free from any vesting restrictions) by a Grantee upon approval by the Board (as set forth in Section 13.3 above) shall be effective against the Corporation, unless and until: (a) the Corporation shall have been furnished with written notice thereof, accompanied by an authenticated copy of transferee and/or such other evidence as the Board may deem necessary to establish the validity of the transfer; (b) the contemplated transferee(s) shall have confirmed to the Corporation in writing its acceptance of the terms and conditions of the Plan, any applicable Sub-Plan and Award Agreement, with respect to the Share or Award being transferred (including the execution of the proxy referred to in Section 15.2 below), to the satisfaction of the Board; and (c) actual payment of all taxes required to be paid upon such sale and transfer of the Award and/or Shares has been made to the tax assessor, and received confirmation from the tax assessor that all taxes required to be paid upon such sale and transfer have been paid; and (d) compliance by the Grantee and the transferee of such Shares with any and all other requirements determined by the Board in connection with such transfer.
14.    Termination of Awards and Repurchase of Shares
14.1    Notwithstanding anything to the contrary, except as otherwise explicitly provided in this Section 14, any Option or SAR granted in favor of any Grantee but not exercised by such Grantee within the Exercise Period and in accordance with the terms of the Plan, any applicable Sub-Plan and the applicable Award Agreement, shall, upon the lapse of the Exercise Period, immediately expire and terminate and become null and void with no further compensation due to the holder.
14.2    Upon the termination of a Grantee’s Service, for any reason whatsoever, any Award granted in favor of such Grantee that is not vested at the time of such termination of Grantee’s Service shall immediately expire and terminate (and with respect to Restricted Stock, will be forfeited to the Corporation) and become null and void with no further compensation due to the holder. If an Award expires or becomes unexercisable for any reason without having been exercised, or is otherwise cancelled, forfeited or surrendered, such unissued or retained Shares shall become available for other Award grants under the Plan.
14.3    Additionally, in the event of the termination of a Grantee’s Service for Cause (a) all of such Grantee’s vested Awards shall also, upon such termination for Cause, immediately expire and terminate and become null and void; and (b) any and all of such Grantee’s Shares received pursuant to the issuance, vesting or exercise of any applicable Award shall be subject to the Corporation’s “Repurchase Right”, as described below.
For the purposes hereof the term “Cause” shall mean (a) the conviction of the Grantee for any felony involving moral turpitude or affecting the Corporation or any Affiliated Corporation; (b) the embezzlement of funds of the Corporation or any Affiliated Corporation; (c) any breach of the Grantee’s fiduciary duties or duties of care towards the Corporation or any Affiliated Corporation (including without limitation any disclosure of confidential information of the Corporation or any Affiliated Corporation or any breach of a non-competition or intellectual property assignment undertakings); (d) any conduct in bad faith reasonably determined by the Board to be materially detrimental to the Corporation or, with respect to any Affiliated Corporation, reasonably determined by the
Board of Directors of such Affiliated Corporation to be materially detrimental to either the Corporation or such Affiliated Corporation; or (e) any other event classified under any applicable agreement between the Grantee and the Corporation or the Affiliated Corporation, as applicable, as a “cause” for termination or by other language of similar substance.
The Corporation’s “Repurchase Right” shall be as follows: If any Grantee’s Service is terminated by the Corporation (or any Affiliated Corporation) for Cause, or in the event that any Grantee initiates or joins any legal proceeding maintained or instituted against the Corporation or any Affiliated Corporation or any of their respective past, current, or future officers, directors, employees, consultants, holders of equity securities, successors or assigns in their capacity as such, then, within 180 days after such termination or commencement of (or joinder in) such legal proceeding, as the case may be, the Corporation shall have the right, but not the obligation, to repurchase from the Grantee, or his or her legal representative, as the case may be, all or part of the Shares she/he exercised or otherwise received pursuant to an Award, if any. The Repurchase Right shall be exercised by the Corporation by giving the Grantee, or his/her legal representative written notice, within said 180 days, of its intention to exercise the Repurchase Right, indicating the number of such Shares to be repurchased and the date on which the repurchase is to be effected, and the Corporation shall pay the Grantee for each such Share being repurchased, an amount equal to the price originally paid by the Grantee for such Shares, if any, subject to adjustments as provided in Section 17 below. The certificate(s) representing such Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Corporation together with a duly endorsed stock assignment certificate. Payment shall be made in cash, cash equivalents, or in any other way of payment allowed under any applicable Law, and authorized by the Board of Directors of the Corporation. Concurrently with the exercise of the Repurchase Right, if exercised, the Grantee (or the holder of the Shares so repurchased) shall no longer have any rights as a holder of such repurchased Shares. Such repurchased Shares shall be deemed to have been repurchased, whether or not the certificate(s) therefor have been delivered. If the Grantee fails to deliver such stock certificate(s), the Corporation shall be entitled to take such action as may be necessary to remove the requisite number of Share registered in the name of the Grantee from the books and records of the Corporation. The Repurchase Right shall be in addition to any and all other rights and remedies available to the Corporation.
In the event that the Corporation shall be prohibited, on account of any applicable Law, from repurchasing Shares, the Corporation may assign the Repurchase Right to its wholly owned subsidiary, or if the same is not possible on account of any applicable Law, to all of the stockholders of the Corporation at the time of the exercise of said right (excluding other shareholders pursuant to the exercise or delivery of Awards), on a pro-rata, as converted basis, all under the same terms and conditions set forth in this Plan, in which event the Corporation shall inform the Grantee of the identity of the particular assignee in the Corporation’s Notice, and the provisions of this Section regarding the Corporation shall apply to such assignee(s), mutatis mutandis.
In the event that at the time the Corporation wishes to exercise its Repurchase Right, the Grantee does not own a sufficient number of Shares to satisfy the Corporation’s Repurchase Right, in addition to performing any obligations necessary to satisfy the Corporation’s Repurchase Right, the Corporation may require the Grantee to deliver to the Corporation, for each Share that is the subject of the Repurchase Right and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, equal to the difference between the fair market value of each such missing Share and the price originally paid by the Grantee to the Corporation for each such Share, if any, as adjusted.
14.4    Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law), following termination of a Grantee’s Service other than for Cause, the Expiration Date of such Grantee’s vested Options and/or SARs shall be deemed the earlier of: (a) the Expiration Date of such vested Options and/or SARs as was in effect immediately prior to such termination, as detailed in Grantee’s Award Agreement; or (b) 90 (ninety) calendar days following the date of such termination (except that if such termination is initiated by Grantee, the period set forth in this Section 14.4(b) shall be 30 (thirty) calendar days following the date of such termination) or, if such termination is the result of death or disability of the Grantee, 12 (twelve) calendar months from the date of such termination.
14.5    Notwithstanding anything to the contrary herein, upon the issuance of a court order declaring the bankruptcy of a Grantee, or the appointment of a receiver or a provisional receiver for a Grantee over all of his assets, or any material part thereof, or upon making a general assignment for the benefit of his creditors, any outstanding Awards issued in favor of such Grantee (whether vested or not) shall immediately expire and terminate and become null and void and shall entitle neither the Grantee nor the Grantee’s receiver, successors, creditors or assignees to any right in or towards the Corporation or any Affiliated Corporation in connection with the same, and all interests and rights of the Grantee or the Grantee’s receiver, successors, creditors or assignees in and to the same, shall expire.
15.    Rights as Stockholder, Voting Rights, Dividends and Bonus Shares
15.1    It is hereby clarified that a Grantee shall not, by virtue of this Plan, any applicable Sub-Plan or the applicable Award Agreement or any Option or SAR granted to the Grantee, have any of the rights of a stockholder with respect to the Shares underlying such Award, until the Option or SAR has been exercised and the Shares issued in the Grantee’s name. With respect to Awards of Restricted Stock, the rights of the Grantee with respect to the Shares underlying the Restricted Stock shall be as set forth in the applicable Sub-Plan or Award Agreement.
15.2    Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law), prior to the closing of an IPO, as a condition to the issuance, vesting, or exercise of any Award, each Grantee shall be required to sign and deliver to such person as may be designated by the Board (the “Nominee”) an irrevocable proxy, in a form approved by the Board (the “Proxy”), appointing the Nominee as the sole person entitled to exercise the voting rights conferred by such Shares. The Nominee shall not exercise the voting rights conferred by the Shares held by him or with respect to which the Nominee has been given an irrevocable proxy as aforesaid, in any way whatsoever (except as set forth herein and/or in the Proxy), and shall not issue a proxy to any person or entity to vote such Shares, unless otherwise instructed by the Board, and in accordance with such instructions. Unless instructed otherwise by the Board, the Nominee shall vote such Shares in a manner pro-rata to the votes of the other voting shares, such that the votes of the Shares shall not affect the end result of the vote. The Nominee shall be indemnified and held harmless by the Corporation, to the extent permitted by applicable Law, against any cost or expense (including counsel fees) reasonably incurred by the Nominee, or any liability (including any sum paid in settlement of a claim with the approval of the Corporation) arising out of any act or omission to act in connection with the voting of the aforesaid proxy unless arising out of such Nominee’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the Nominee(s) may otherwise have from the Corporation.
15.3    Notwithstanding anything to the contrary, if any, herein or in the Corporation’s Certificate of Incorporation and/or By-Laws, or elsewhere, none of the Grantees shall have (and they hereby waive the right to have), any pre-emptive rights to purchase, along with the other stockholders in the Corporation, a pro rata portion of any securities proposed to be offered by the Corporation prior to the offering thereof to any third party or any rights of first refusal to purchase any securities of the Corporation offered by the other holders of securities of the Corporation.
15.4    Cash dividends paid or distributed, if any, with respect to the vested Shares delivered to a Grantee upon the exercise or vesting of an Award shall be remitted directly to the Grantee or to a trustee (on behalf of the applicable Grantee) who is entitled to the Shares for which the dividends are being paid or distributed, subject to any applicable taxation on such distribution of dividend, and the withholding thereof. No dividends shall be paid or accrued with respect to an Option or SAR prior to the exercise of such Option or SAR and no dividends shall be paid or accrued on unvested Restricted Stock during the Restricted Period.
15.5    Bonus Shares issued by the Corporation, if any, with regard to the vested Shares delivered to a Grantee upon the exercise or vesting of an Award shall be subject to the same terms and conditions of the Exercised Shares by virtue of which they were issued. No bonus Shares shall be distributed or accrued with respect to an Option or SAR prior to the exercise of such Option or SAR.
15.6    During the term of any Award granted under the Plan, and thereafter for so long as the Grantee holds Shares issued upon exercise or vesting of an Award, the Corporation shall not be obliged to provide or otherwise make available to Grantees any information related to the Corporation, except as required under applicable Mandatory Law.
16.    Liquidation
In the event that the Corporation is liquidated or dissolved while unexercised Options or SARs remain outstanding under the Plan, then all or part of such outstanding Options or SARs may be exercised in full by the Grantees as of immediately prior to the effective date of such liquidation or dissolution of the Corporation, without regard to the vesting terms thereof and any unvested Restricted Stock shall be fully vested as of immediately prior to the effective date of such liquidation or dissolution of the Corporation.
17.    Adjustments
17.1    The number and kind of shares underlying any Award, together with those Shares otherwise reserved for the purposes of the Plan for Awards not yet exercised as provided under Section 5 above, and/or, if applicable, the Exercise Price, Base Price and/or repurchase price, shall be proportionately adjusted as a result of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects the Common Stock, as well as for any distribution of bonus shares, except as set forth in Sections 17.2 and 17.3 below. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
All provisions applying to the Shares underlying an Award shall apply to all Shares received as a result of an adjustment as described above.
17.2    In the event of a Structural Change (as defined below) the Awards and Shares underlying such Awards that are subject to the Plan shall be exchanged or converted into Shares of the Corporation or successor company in accordance with the exchange effectuated in relation to the Shares of the Corporation, as shall be determined by the Board, and the Exercise Price or Base Price per Share and quantity of shares shall be adjusted in accordance with the terms of the Structural Change. The adjustments required thereby shall be determined in good faith solely by the Board and in accordance with applicable Mandatory Law. “Structural Change” means any re-domestication of the Corporation, share flip, creation of a holding company for the Corporation that will hold substantially all of the shares of the Corporation or any other transaction involving the Corporation in which the shares of the Corporation outstanding immediately prior to such transaction continue to represent, or are converted into or exchanged for shares that represent, immediately following such transaction, at least a majority, by voting power, of the share capital of the surviving, acquiring or resulting corporation and in which there is no material change to the interests held by the stockholders of the Corporation prior to such transaction and immediately thereafter.
17.3    In the event of a Spin-Off Transaction (as defined below), the Board may, but shall not be obligated to, determine that the holders of Awards are entitled to receive equity in the new company formed as a result of the Spin-Off Transaction, in accordance with equity granted to the stockholders of the Corporation within the Spin-Off Transaction, taking into account the terms of the Awards, including the vesting schedule, Exercise Price or
Base Price, as applicable. The determination regarding the Grantee’s entitlement within the scope of a Spin-Off Transaction shall be in the sole and absolute discretion of the Board. “Spin-off Transaction” means any transaction in which assets of the Corporation are transferred or sold to a company or corporate entity in which the shareholders of the Corporation hold equal stakes, pro-rata to their ownership of the Corporation.
18.    No Interference
Neither the Plan nor any applicable Sub-Plan or Award Agreement shall affect, in any way, the rights or powers of the Corporation or its stockholders to make or to authorize any sale, transfer or change whatsoever in all or any part of the Corporation’s assets, obligations or business, or any other business, commercial or corporate act or proceeding, whether of a similar character or otherwise; any adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or business; any merger or consolidation of the Corporation; any issue of bonds, debentures, shares of stock (including preferred or prior preference shares of stock ahead of or affecting the existing shares of stock of the Corporation including the shares of stock underlying Awards or the rights thereof, etc.); or the dissolution or liquidation of the Corporation; and none of the above acts or authorizations shall entitle the Grantee to any right or remedy, including without limitation, any right of compensation for any dilution resulting from any issuance of any shares of stock or of any other securities in the Corporation to any person or entity whatsoever.
19.    No Employment/Engagement/Continuance of Service Obligations
Nothing in the Plan, in any applicable Sub-Plan or Award Agreement, or in any Award granted hereunder shall be construed as guaranteeing the Grantee’s continuous employment, engagement or service with the Corporation or any Affiliated Corporation, and no obligation of the Corporation or any Affiliated Corporation as to the length of the Grantee’s employment, engagement or service shall be implied by the same. The Corporation and its Affiliated Corporation reserve the right to terminate the employment, engagement or service of any Grantee pursuant to such Grantee’s terms of employment, engagement or service and any Law.
20.    No Representation
The Corporation does not and shall not, through this Plan, any applicable Sub-Plan or the applicable Award Agreement, make any representation towards any Grantee with respect to the Corporation, its business, its value or either its shares of stock in general or the Shares underlying any Award in particular.
Each Grantee, upon entering into the applicable Award Agreement, shall represent and warrant toward the Corporation that his/her consent to the grant of the Award issued in his/her favor and, if any, the issuance or exercise thereof, neither is nor shall be made, in any respect, upon the basis of any representation or warranty made by the Corporation or by any of its directors, officers, stockholders or employees, and is and shall be made based only upon his/her examination and expectations of the Corporation, on an “as is” basis. Each Grantee shall waive any claim whatsoever of “non-conformity” of any kind, and any other cause of action or claim of any kind with respect to the Awards and/or their underlying Shares.
21.    Tax Consequences
21.1    Any and all tax and/or other mandatory payment consequences arising from the grant, vesting, and/or exercise of any Award, the payment for or the transfer of the Shares underlying such Award to the Grantee, or the sale of such Shares by the Grantee, or from any other event or act in connection therewith (including without limitation, in the event that the Awards do not qualify under the tax classification/tax track in which they were intended), shall be borne solely by the Grantee.
21.2    The Corporation and/or any Affiliated Corporation and/or any other entity designated by the Corporation (including without limitation a trustee) may each withhold (including at source), deduct and/or set-off, from any payment made to the Grantee, the amount of the tax and/or other mandatory payment the withholding of which is required with respect to the grant, vesting and/or exercise of any Award under any applicable Mandatory Law. The Corporation or an Affiliated Corporation may require the Grantee, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Corporation and/or Affiliated Corporation arising in connection with the grant, vesting, and/or exercise of any Award. Without derogating from the aforesaid, each Grantee shall provide the Corporation and/or any applicable Affiliated Corporation with any executed documents, certificates and/or forms that may be required from time to time by the Corporation or such Affiliated Corporation in order to determine and/or establish the tax liability of such Grantee.
21.3    Furthermore, each Grantee shall indemnify the Corporation and/or any applicable Affiliated Corporation, and hold them harmless from and against any and all liability in relation with any such tax and/or other mandatory payments or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax and/or other mandatory payments from any payment made to the Grantee.
22.    Non-Exclusivity of the Plan
The adoption by the Board of this Plan and any Sub-Plans shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements, or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the grant of awards with respect to shares of stock in the Corporation otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
23.    Currency Exchange Rates
Except as otherwise determined by the Board, all monetary values with respect to Awards granted pursuant to this Plan, including without limitation the Fair Market Value and the Exercise Price or Base Price of any Award, shall be stated in United States Dollars. In the event that the Exercise Price or Base Price is in fact to be paid in any other currency, the conversion rate shall be the last known representative rate of the US Dollar to such other currency on the date of payment.
24.    Market Stand-Off
In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Corporation’s IPO, each Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any vested Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters, but in no event greater than 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to any vested Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of this Section 24. This Section 24 shall not apply to shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Section 24 only if the directors and officers of the Company are subject to similar arrangements.

102 OPTION AWARD AGREEMENT
UNDER THE KALTURA, INC. 2017 EQUITY INCENTIVE PLAN AND KALTURA, Inc. 2017 EQUITY INCENTIVE PLAN ISRAEL GRANTEES SUB-PLAN
THIS 102 OPTION AWARD AGREEMENT (this “Agreement”) is made between Kaltura, Inc., a Delaware corporation (the “Corporation”) and $grantee$, ID: $employeeid$ (the “Grantee”).
WHEREAS, the Corporation maintains the Kaltura, Inc. 2017 Equity Incentive Plan (the “Master Plan”) and the Kaltura, Inc. 2017 Equity Incentive Plan Israel Grantees Sub-Plan (the “Sub-Plan, and, collectively, the “Plan”) for the benefit of Grantees subject to Israeli taxation; and
WHEREAS, the Plan permits the award of 102 Trustee Award to purchase shares of the Corporation’s Common Stock, subject to the terms of the Plan; and
WHEREAS, to compensate the Grantee for his/her service to the Corporation and its subsidiaries and to further align the Grantee’s personal financial interests with those of the Corporation’s stockholders, the Corporation wishes to award the Grantee an option to purchase the number of Share(s) of the Corporation’s Common Stock set forth below, subject to the restrictions and on the terms and conditions contained in the Plan and this Agreement.
NOW, THEREFORE, in consideration of these premises and the agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:
1.    Award of Option. This Agreement evidences the grant to the Grantee of an option (the “Option”) to purchase $amount$ shares of the Corporation’s Common Stock (the “Option Shares”). The Option, the Option Shares acquired pursuant to exercise of the Option and any additional rights including, without limitation, bonus shares that shall be distributed to Grantee in connection with the Option (“Additional Rights”), shall be allocated on Grantee’s behalf to the Trustee – IBI CAPITAL COMPENSATION AND TRUSTE (2004) LTD. Except as otherwise specified herein or unless the context herein requires otherwise, the terms defined in the Plan will have the same meanings herein.
2.    Nature of the Option. The Option, Option Shares acquired pursuant to exercise of the Option and Additional Rights (i) shall be allocated on Grantee’s behalf to the Trustee under the provisions of the Capital Gains Tax Track and will be held by the Trustee for the period stated in Section 102 of the Income Tax Ordinance, 1961 and the Income Tax Regulations (Tax Relieves in Allocation of Shares to Employees), 2003 promulgated thereunder (“Section 102”); (ii) are granted to Grantee and allocated to the Trustee in accordance with the provisions of the Capital Gains Tax Track of Section 102 and subject to all terms and conditions as set forth in this Agreement, the Plan, the Trust Agreement between the Corporation and the Trustee (the “Trust Agreement”) and any and all exhibit and schedules thereto all of which are attached hereto and incorporated herein in their entirety.
3.    Date of Grant; Term of Option. The Option was granted on $grantdate$ (the “Effective Date”) and may not be exercised later than the tenth anniversary of that date, subject to earlier termination in accordance with Section 14 of the Master Plan.

4.    Option Exercise Price. The Exercise Price of the Option is USD $price$ per Option Share.
5.    Exercise of Option. Unless otherwise determined by the Corporation in accordance with the Plan, the Option will become exercisable only in accordance with the terms and provisions of the Plan and this Agreement, as follows:
(a)    Vesting. The commencement date of the vesting schedule is $date$ (the “Commencement Date”). The Option shall become vested and exercisable as follows: (i) 1/4 of the Option (rounded down) shall vest on the first anniversary of the Commencement Date (the “First Anniversary”); and (ii) thereafter, 1/48 of the Option (rounded down) shall vest at the end of each subsequent month following the First Anniversary over a period of 36 months following the First Anniversary. Grantee is aware of the fact that upon termination of Grantee’s employment in the Corporation or any of its Affiliated Corporations, Grantee shall not have a right to the Option, except as specified in the Plan.
(b)    Method of Exercise. The Grantee may exercise the Option by providing written notice to the Corporation stating the election to exercise the Option in accordance with Section 10 of the Master Plan.
(c)    Partial Exercise. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to a whole number of Option Shares.
(d)    Restrictions on Exercise. The Option may not be exercised, and any purported exercise will be void, if the issuance of the Option Shares upon such exercise would constitute a violation or breach of (i) any of the provisions set forth this Agreement and/or in the Plan; or (ii) any applicable law, regulation or exchange listing requirement. The Board may from time to time modify the terms of this Option or impose additional conditions on the exercise of this Option as it deems necessary or appropriate to facilitate compliance with the Plan and/or any applicable law, regulation or exchange listing requirement. As a further condition to the exercise of the Option, the Corporation may require the Grantee to make any representation or warranty as may be required by or advisable under the Plan and/or any applicable law or regulation.
6.    Investment Representations. The Grantee represents and warrants to the Corporation that the Grantee is acquiring the Option (and upon exercise of the Option, will be acquiring the Option Shares) for investment for the Grantee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.
7.    Non-Transferability of Option and Option Shares. The Grantee hereby acknowledges and agrees that the Option and any Options Shares acquired pursuant to exercise of the Option are subject to the transfer, repurchase and other restrictions as set forth in Plan.
8.    Tax Consequences. The Grantee understands that this grant of Option under Capital Gains Tax Track of Section 102 is conditioned upon the receipt of all required approvals from the tax authorities and the Corporation does not represent or warrant that this Option (or the purchase or sale of the Option Shares subject hereto) will be subject to particular tax treatment. The Grantee acknowledges that the Grantee has reviewed with the Grantee’s own tax advisors the tax treatment of this Option (including the purchase and sale of Option Shares subject hereto) and is relying solely on those advisors in that regard. The Grantee understands that the Grantee (and not the Corporation) will be responsible for the Grantee’s own tax liabilities arising in connection with this Option.
9.    Share Legends. The following legend will be placed on any certificate evidencing an Option Share, in addition to any other legend that may be required pursuant to applicable law, the Plan, or otherwise:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF SECTION 102, A 102 OPTION AWARD AGREEMENT ENTERED INTO BETWEEN THE ORIGINAL HOLDER OF THESE SHARES AND Kaltura, Inc. AND THE 2017 EQUITY INCENTIVE PLAN OF KALTURA, INC. AND ALL EXHIBITS ATTACHED THERETO (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS) INCLUDING THE KALTURA, INC. 2017 EQUITY INCENTIVE PLAN ISRAEL GRANTEES SUB--PLAN. A COPY OF THAT AGREEMENT AND THE PLANS IS ON FILE IN THE PRINCIPAL OFFICES OF KALTURA, Inc. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF Kaltura, Inc.
10.    Joinder.
(a)    Without derogating from the provisions of the Plan, the Grantee hereby acknowledges and agrees that until an IPO, in the event that stockholders of the Corporation holding at least a majority of the voting power in the Corporation accept an offer to sell all of their stock in the Corporation and such sale of stock transaction is conditioned upon the sale of all remaining stock of the Corporation to such third party (a “Sale of Stock Transaction”), then, the Grantee shall, if so requested by the Board (which request shall notify the Grantee of such Sale of Stock Transaction), sell his/her Option Shares and/or Options in such Sale of Stock Transaction, on the same terms subject however to any applicable liquidation preferences (provided that (i) with respect to unexercised Options, the Exercise Price shall be deducted from the purchase price paid for the Option Shares in such transaction; and (ii) the proceeds of such Sale of Stock Transaction shall be allocated in accordance with the distribution preferences provisions of the Corporation’s Certificate of Incorporation, as may be amended from time to time).
(b)    In addition, without derogating from the generality of the provisions set forth in the Irrevocable Proxy attached hereto, the Grantee agrees to: (a) refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such proposed transaction; (b) take all necessary and desirable actions approved by the Board in connection with the consummation of the Sale of Stock Transaction, including the execution of such agreements and such instruments and other actions reasonably necessary to (I)

provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Sale of Stock Transaction and (II) effectuate the allocation and distribution of the aggregate consideration upon the Sale of Stock Transaction; and (c) to execute and deliver all related documentation and take such other action in support of the proposed transaction as shall reasonably be requested by the Board.
11.    Market Stand-Off.
(a)    The Grantee hereby agrees that in connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), including the Corporation’s IPO, Grantee (and the Grantee’s Permitted Transferee (as such term is defined in the Sub-Plan), if any) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares delivered to Grantee upon the exercise of the Option without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters, but in no event greater than 180 days (the “Market Stand-Off Period”). In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to any Option Shares delivered to Grantee upon the exercise or vesting of the Option until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of this Section 11. This Section 11 shall not apply to shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Section 11 only if the directors and officers of the Corporation are subject to similar arrangements.
(b)    In addition, if any managing underwriter or book runner of any such offering or registration (the “Underwriter”) requests, the Grantee will execute and deliver to the Underwriter such documents, agreements, and instruments that the Underwriter shall reasonably require to enable the Underwriter to obtain the benefit of the Market Stand-Off during the Market Stand-Off Period. In connection with the foregoing, the Grantee hereby appoints the Corporation’s Chief Executive Officer, or any other person designated by the Board, as the Grantee’s attorney-in-fact, with full power of substitution, to execute and deliver all documents, agreements and instruments to be executed and delivered by the Grantee, and to take all actions to be taken by the Grantee in each case in connection with effecting any Market Stand-Off.
12.    Holding Period. Grantee hereby agrees that the Option, the Option Shares and Additional Rights granted to Grantee, shall be allocated to the Trustee under provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.
13.    Early Disposition of Option Shares. Subject to the fulfillment by the Grantee of any conditions limiting the disposition of the Option Shares, the Grantee confirms that (i) Grantee shall not sell nor transfer the Option, Option Shares or Additional Rights from the Trustee until the end of the Holding Period as defined in Section 102; (ii) if Grantee shall sell or withdraw the Option, Option Shares or Additional Rights from the Trust before the end of the Holding Period (“Violation”), either (A) Grantee shall reimburse the Corporation within three (3) days of its demand for the employer portion of the payment by the Corporation to the National Insurance Institute plus linkage and interest in accordance with the law, as well as any other expense that the Corporation shall bear as a result of the said Violation or (B) Grantee agrees that the Corporation may, in its sole discretion, deduct such amounts directly from any monies to be paid to Grantee as a result of Grantee’s disposition of the Option Shares.
14.    The Plan, the Trust Agreement and Section 102. (i) The Grantee has received a copy of the Plan, which includes the Sub-Plan, (a copy of which is attached hereto), has read the Plan and is familiar with its terms, and hereby accepts the Option subject to the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board with respect to questions arising under the Plan or this Agreement; (ii) The Grantee agrees to the terms and conditions of the Trust Agreement; and (iii) The Grantee understands the provisions of Section 102 and the applicable tax track of this grant of Option.
15    Proxy. As condition to the grant of any Option, Grantee hereby agrees to execute and deliver an Irrevocable Proxy, substantially in the form attached hereto, covering the Option Shares in accordance with the terms and conditions of the Plan.
16.    Stockholder Agreements. As a condition to the exercise of any Option, upon request of the Board, Grantee shall agree in writing to be bound by the terms and provisions of any agreements among the stockholders of the Corporation which are applicable to the holders of shares of Common Stock, including, without limitation, any restriction on transfer of shares of Common Stock of the Corporation and to the extent requested by the Board Grantee undertakes to execute and deliver an additional counterpart signature page to such agreement(s) in a form acceptable to the Board.
17.    Withholding. All taxable distributions under the Agreement are subject to withholding of all applicable taxes, and the Corporation conditions any payment, exercise, disposition or other distribution to the Grantee under the Agreement on satisfaction of the applicable withholding obligations, if any.
18.    Rights of Grantee. Without derogating from the provisions of Section 19 of the Plan, nothing contained herein shall be construed to confer upon the Grantee any right to remain in the service of the Corporation and/or of any Affiliated Corporation or derogate from any right of the Corporation and/or any Affiliate Corporation to retire, request the resignation of, or discharge the Grantee at any time, with or without cause. The rights of the Grantee are limited to those expressed herein and in the Plan and are not enforceable against the Corporation except to the extent set forth herein.
19.    Entire Agreement. This Agreement, together with the Plan, represents the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof.
18.    Amendment. Except as otherwise provided in the Plan or herein or as would otherwise not have a material adverse effect on the Grantee, this Agreement may only be amended by a writing signed by each of the parties hereto.
19.    Governing Law. This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws, except to the extent that mandatory provisions of the laws of the State of Israel apply.
20.    Execution. This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which will be deemed an original, and all of which together shall be deemed to be one and the same instrument.
[This space intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by each party on the date indicated below, respectively.

Kaltura, Inc.

CEO
Title

$grantsignaturedate$
Date

GRANTEE

Name: $grantee$

Address

$grantsignaturedate$
Date
THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO KALTURA, Inc. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

IRREVOCABLE PROXY
TO VOTE SHARES OF KALTURA, INC.
The undersigned (the “Holder”), as the beneficial holder of securities of Kaltura, Inc., a Delaware corporation (the “Company”), does hereby irrevocably appoints Ron Yekutiel, the Chief Executive Officer of the Company, or, in his absence, any other representative who shall be appointed by the Board of Directors of the Company in accordance with the Company's 2017 Equity Incentive Plan (the “Attorney-In-Fact”), as a true and lawful attorney-in-fact, in the Holder’s place and stead, to act, as Holder’s proxy, including, without limitation, to vote and exercise all voting power and other rights, including, without limitation, any contractual rights and rights under applicable law (to the full extent that the Holder is entitled to do so), with respect to all matters arising in connection with any action affecting or relating to all of the shares of the Company which the Holder holds or other shares or securities of the Company's capital stock which the Holder hereafter in the future may hold, actually or constructively, directly or indirectly (the “Shares”), and any and all other shares or equity securities of the Company issued or issuable to the Holder in respect of the Shares, on or after the date hereof, including as a result of any change, by subdivision or combination in any manner of the Company’s capital stock or by the making of a share dividend on or after the date hereof (collectively, the “Securities”), including, without limitation, the right, on the Holder’s behalf and subject to any applicable law, to:
(iii)    execute any agreement, waiver, amendment, consent or any other document, including, without limitation, any stockholders’ agreements and any amendment thereof, waivers of rights of first refusal, anti-dilution rights, rights to first offer, rights of co-sale, pre-emptive rights, bring-along rights and such other similar waivers, if and to the extent applicable, all in connection with the Securities;
(iv)    attend and to vote in all stockholders’ meetings of the Company (including, without limitation, the right to receive, in the name and on behalf of the Holder, any and all materials, information, notices, invitations and/or other communications provided to stockholders of the Company), or execute and deliver written consents pursuant to applicable law, with respect to the Securities, in the same manner and with the same effect as if the Holder was personally present at any such meeting or voting such Securities or personally acting on any matters submitted to the Company’s stockholders for approval or consent, giving and granting to said Attorney-In-Fact full power and authority to do and perform each and every act and thing whether necessary or desirable that may be done as its Attorney-In-Fact in relation to the Securities, other than to sell or transfer the Securities without the prior written consent of the Holder, provided, however, that no such consent shall be required, and the Attorney-In-Fact shall have the right to sell or transfer the Securities without the prior written consent of the Holder, in the event of a Sale of Stock Transaction or in the event of any other Merger Transaction (as defined in the Company's 2017 Equity Incentive Plan).
Unless instructed otherwise by the Board of Directors of the Company, the Attorney-In-Fact shall vote the Securities in a manner pro-rata to the votes of the other voting shares, such that the votes of the Securities shall not affect the end result of the vote.
This Proxy is irrevocable as it may affect rights of third parties. This Proxy shall remain in effect until the completion of an initial public offering of the shares of the Company. As long as this proxy is in effect, any and all voting rights of the undersigned may have with respect to the Securities shall be exercised exclusively by this proxy. The undersigned hereby ratifies and confirms all that said Attorney-In-Fact shall do or cause to be done by virtue of and in accordance with the terms and conditions of this Proxy. The Attorney-In-Fact shall not have or incur any liability whatsoever by reason of any act or omission of the Attorney-In-Fact, in accordance with this Proxy, whether based upon mistake of fact or law, error of judgment, negligence or otherwise, on condition only that the said acts or omissions are: (i) not in gross negligence; and/or (ii) not willful acts or omissions. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This proxy shall survive the transfer of Securities and be binding upon any transferee, until duly replaced by a similar power of attorney executed by the transferee. The Company is an intended third party beneficiary of this proxy.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Power of Attorney and Proxy as of the date first set forth below.
The Grantee:

$grantsignaturedate$
Name of Grantee: $grantee$	Date
The Trustee: IBI CAPITAL COMPENSATION AND TRUSTE (2004) LTD.
The undersigned, as the registered holder of the Shares, hereby acknowledges, agrees and consents to and accepts the terms and conditions of this Irrevocable Power of Attorney and Proxy.
By:__________________________________
Name:
Title
Date:

KALTURA, INC.- 2017 EQUITY INCENTIVE PLAN
1.    Definitions
As used herein the following terms shall have the meanings set forth below, unless the context clearly indicates to the contrary.
1.13    “Affiliated Corporation” – any present or future entity (a) which holds a controlling interest in the Corporation; (b) in which the Corporation holds a controlling interest; (c) in which a controlling interest is held by another entity, who also holds a controlling interest in the Corporation; or (d) which has been designated an “Affiliated Corporation” by resolution of the Board.
1.14    “Award” – any right granted to a Grantee under the Plan, including an Option, a SAR, or a Restricted Stock Award.
1.15    “Award Agreement” – with respect to any Grantee – a written agreement or written instrument, executed by and between the Corporation and the Grantee, setting forth the terms and conditions with respect to the Award.
1.16    “Base Price” – the price at which a SAR is set at grant.
1.17    “Board” – the Board of Directors of the Corporation.
1.18    “Cause” – as defined in Section 14.3 below.
1.19    “Common Stock” – see “Share(s)”.
1.20    “Corporation” – Kaltura, Inc., a Delaware corporation.
1.21    “Date of Grant” – the date determined by the Board to be the effective date of the grant of an Award to a Grantee, or, if the Board has not determined such effective date, the date of the resolution of the Board approving the grant of such Award.
1.22    “Exercise Notice” – as defined in Section 10.2 below.
1.23    “Exercise Period” – as defined in Section 10.1 below.
1.24    “Exercise Price” – the price to be paid for the exercise of each Option.
1.13    “Expiration Date” – as defined in Section 7.3 below with respect to Options or Section 8.4 below with respect to SARs.
1.14    “Fair Market Value” – as of any date, the value of a Share determined as follows:
(i)    If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;
(ii)    If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or
(iii)    In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board, based upon such factors as the Board may deem relevant.
1.15    “Grantee” – a person or entity to whom an Award is granted.
1.16    “IPO” – an initial public offering of securities of the Corporation in a recognized stock exchange market or the listing thereof on NASDAQ or another recognized automated quotation system.
1.17    “Law” – federal, state and/or foreign, laws, rules and/or regulations and/or rules, regulations, guidelines and/or requirements of any relevant securities and exchange and/or tax commission and/or authority and/or any relevant stock exchange or quotations systems.
1.18    “Mandatory Law” – provisions of Law which may not be contrarily addressed or regulated by the determination and/or consent of the Corporation and/or other parties.
1.19    “Merger Transaction” – any Acquisition or Assets Transfer )as such terms are defined in the Certificate of Incorporation of the Corporation) and/or any other similar or parallel definition as defined in and determined pursuant to the Certificate of Incorporation of the Corporation, excluding any Structural Change or Spin-off Transaction (each as defined below), and including, for the avoidance of doubt, (i) a sale of all or substantially all of the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries; or (ii) a sale of all or substantially all of the shares of the share capital of the Corporation whether by a single transaction or a series of related transactions which occur either over a period of 12 months or within the scope of the same acquisition agreement; or (iii) a merger, consolidation or like transaction of the Corporation with or into another corporation but excluding a merger which falls within the definition of Structural Change.
1.20    “Option(s)” – an option(s) granted within the framework of this Plan, each of which imparts the right to purchase one Share.
1.21    “Plan” – this 2017 Kaltura, Inc. Equity Incentive Plan, as may be amended from time to time.
1.22    “Repurchase Right” – as defined in Section 14.3 below.

1.23    “Restricted Period” – the period during which an Award of Restricted Stock is unvested and subject to forfeiture.
1.24    “Restricted Stock” – restricted Shares granted under the Plan and subject to the vesting schedule and all other terms and conditions contained herein and in the relevant Award Agreement.
1.25    “SAR(s)” – a stock appreciation right awarded under the Plan and subject to the terms and conditions contained herein and in the relevant Award Agreement.
1.26    “Service” – means a Grantee’s employment or engagement by the Corporation or an Affiliated Corporation, in a scope of at least the scope of the position such Grantee was employed or engaged at the time of grant of the Award or such other scope of employment or engagement approved by the Board. A Grantee’s Service shall not be deemed terminated or interrupted solely as a result of a change in the capacity in which the Grantee renders Service to the Corporation or an Affiliated Corporation (i.e., as an employee, officer, director, consultant, etc.); nor shall it be deemed terminated or interrupted due solely to a change in the identity of the specific entity (out of the Corporation and its Affiliated Corporations) to which the Grantee renders such Service, provided that there is no actual interruption or termination of the continuous provision by the Grantee of such Service to any of the Corporation and its Affiliated Corporations in any scope of employment or engagement approved by the Board. Furthermore, a Grantee’s Service with the Corporation or Affiliated Corporation shall not be deemed terminated or interrupted as a result of any military leave, sick leave, or other bona fide leave of absence taken by the Grantee and approved by the Corporation or such Affiliated Corporation by which the Grantee is employed or engaged, as applicable; provided, however, that if any such leave exceeds ninety (90) days, then on the ninety-first (91st) day of such leave the Grantee’s Service shall be deemed to have terminated unless the Grantee’s right to return to Service with the Corporation or such Affiliated Corporation is secured by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Corporation or Affiliated Corporation, as the case may be, or required by Law, time spent in a leave of absence shall not be treated as time spent providing Service for the purposes of calculating accrued vesting rights under the vesting schedule of the Options. Without derogating from the aforesaid, the Service of a Grantee to an Affiliated Corporation shall also be deemed terminated in the event that such Affiliated Corporation for which the Grantee performs Service ceases to fall within the definition of an “Affiliated Corporation” under this Plan, effective as of the date said Affiliated Corporation ceases to be such. In all other cases in which any doubt may arise regarding the termination of a Grantee’s Service or the effective date of such termination, or the implications of absence from Service on vesting, the Corporation, in its discretion, shall determine whether the Grantee’s Service has terminated and the effective date of such termination and the implications, if any, on vesting.
1.27    “Share(s)” – Share(s) of the Corporation’s Common Stock, US $0.0001 par value each, to which, subject to the provisions herein, are attached the rights specified in the

Corporation’s Certificate of Incorporation and By-Laws, as may be amended from time to time.
1.28    “Sub-Plan” – any supplements or sub-plans to the Plan adopted by the Board, applicable to Grantees employed in a certain country or region or subject to the Laws of a certain country or region, as deemed by the Board to be necessary or desirable to comply with the Laws of such region or country, or to accommodate the tax policy or custom thereof, which, if and to the extent applicable to any particular Grantee, shall constitute an integral part of the Plan.
2.    The Plan
2.1    Purpose
The purpose and intent of the Plan is to advance the interests of the Corporation by affording to selected employees, officers, directors, consultants and other service providers of the Corporation or Affiliated Corporations an opportunity to acquire a proprietary interest in the Corporation or to increase their proprietary interest therein, as applicable, by the grant in their favor, of Awards, thus providing such Grantee an additional incentive to become, and to remain, employed or engaged by the Corporation or Affiliated Corporation, as the case may be, and encouraging such Grantee’s sense of proprietorship and stimulating his or her active interest in the success of the Corporation and the Affiliated Corporation by which such Grantee is employed or engaged.
2.2    Effective Date and Term
The Plan shall become effective as of the day it was adopted by the Board, and shall continue in effect until the earlier of (a) its termination by the Board; or (b) the date on which all of the Shares available for issuance under the Plan have been granted and exercised; or (c) the lapse of ten (10) years from the date the Plan is adopted by the Board.
3.    Administration
3.1    This Plan and any Sub-Plans shall be administered by the Board. The Board may appoint a committee of the Board, consisting of not less than two (2) members of the Board, which, subject to any applicable Mandatory Law, and the resolution of the Board, may have all of the powers of the Board granted herein. Subject to the above, the term “Board” whenever used herein, shall mean the Board or such appointed committee, as applicable. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and, thereafter, directly administer the Plan. Members of the Board or committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the committee during which action is taken with respect to the granting of an Award to him or her. The committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the committee shall be valid acts of the committee.
3.2    Unless specifically required otherwise under applicable Mandatory Law, the Board shall have sole and full discretion and authority, without the need to submit its determinations or actions to the stockholders of the Corporation for their approval or authorization, to administer the Plan and any Sub-Plans, and all actions related thereto, including, without limitation, the performance, at any time and from time to time, of any and all of the following:
3.2.1    the designation of Grantees;
3.2.2    the determination of the terms of each Award (which need not be identical), including without limitation the number and type of Award to be granted in favor of each Grantee, the vesting schedule and Exercise Price or Base Price, as applicable, thereof, and the documents to be executed by the Grantee;
3.2.3    the determination of the terms and form of the Award Agreements (which need not be identical), whether a general form or a specific form with respect to a certain Grantee;
3.2.4    the modification or amendment of the Exercise Period, Restricted Period, restrictions, vesting schedules (including by way of acceleration) and/or of the Exercise Price or Base Price of Awards, including without limitation the reduction thereof, either prior to or following their grant; the repricing of any Award or any other action which is or may be treated as repricing under generally accepted accounting principles; the grant to the holder of an outstanding Award, in exchange for such Award, of a new Award having a purchase price, if any, equal to, lower than or higher than the Exercise Price or Base Price, if any, provided in the Award so surrendered and canceled, and containing such other terms and conditions as the Board may prescribe;
3.2.5    any other action and/or determination deemed by the Board to be required or advisable for the administration of the Plan and/or any Sub-Plan or Award Agreement;
3.2.6    the determination, based upon the relevant information, of the Fair Market Value of the Shares, and the mechanism of such determination;
3.2.7    the interpretation of the Plan, any Sub-Plans, and the Award Agreements;
3.2.8    to determine whether, to what extent, and under what circumstances an Award and/or the underlying Share may be settled, canceled, forfeited, exchanged, or surrendered and to determine any other matter which is necessary or desirable for, or incidental to, administration of this Plan;

3.2.9    to determine if and how Awards and Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are vested and free from vesting restrictions) shall be treated in connection with, or in the framework of, a Merger Transaction, as further detailed in Section 11 below;
3.2.10    to determine how any treatment of Awards may be made subject to any payment or escrow arrangement, or any other arrangement determined within the scope of a Merger Transaction in relation to the Shares of the Corporation;
3.2.11    the adoption of Sub-Plans, including without limitation the determination, if the Board sees fit to so determine, that to the extent any terms of such Sub-Plan are inconsistent with the terms of this Plan, the terms of such Sub-Plan shall prevail; and
3.2.10    the extension of the period of the Plan or any Sub-Plans.
3.3    The Board may, in its sole discretion, without stockholder approval or approval of any Grantee, amend, modify (including by adding new terms and rules), and/or cancel or terminate this Plan, any Sub-Plans, and any Awards granted under this Plan or any Sub-Plans, any of their terms, and/or any rules, guidelines or policies relating thereto provided, however, that without the consent of an affected Grantee, no such amendment, modification, cancellation, or termination of any outstanding grant may materially and adversely affect the rights of such Grantee. Notwithstanding the foregoing material amendments to the Plan or any Sub-Plans (but not the exercise of discretion under the Plan or any Sub-Plans) shall be subject to stockholder approval to the extent so required by applicable Mandatory Law.
3.4    All elections and transactions under the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), involving Shares are intended to comply with any applicable condition under Rule 16b3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions (“Rule 16b-3”). The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. If the Corporation is a reporting company under the Exchange Act, the selection of a “director” or an “officer” (as such terms are defined for purposes of Rule 16b-3) as a Grantee, the timing of the grant of the Award, the Exercise Price or Base Price, if any, or sale price of the Award and the number of Awards which may be granted to such “director” or “officer” shall be determined either (i) by the Board, of which all members shall be “disinterested persons” (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be “disinterested persons.” For the purposes of the Plan, a director shall be deemed to be “disinterested” only if such person qualifies as a “disinterested person” within the meaning of Rule 16b-3 of the Exchange Act, as such terms are interpreted from time to time. Those provisions of the Plan that expressly refer to Rule 16b-3 or which are required in order for certain transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act.
3.5    Unless otherwise determined by the Board, subject to the provisions set forth in Section 3.3, any amendment or modification of this Plan and/or any applicable Sub-Plan and/or Award Agreement shall apply to the relationship between the Grantee and the Corporation; and such amendment or modification shall be deemed to have been included, ab initio, in the Plan and any such applicable Sub-Plan and/or Award Agreement, and shall have full force and effect with respect to the relationship between the Corporation and the Grantee.
3.6    Termination of the Plan or any Sub-Plan, shall not affect the Board’s ability to exercise its powers with respect to Awards granted under the Plan prior to the date of such termination.
3.7    The Board, their members and any person designated above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable Law, no officer of the Corporation or member or former member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. To the maximum extent permitted by applicable Law and the Certificate of Incorporation and ByLaws of the Corporation and to the extent not covered by insurance, each officer and member or former member of the Board shall be indemnified and held harmless by the Corporation against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Corporation) or liability (including any sum paid in settlement of a claim with the approval of the Corporation), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may otherwise have. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.
3.8    In any event that the Corporation will be required to issue to a Grantee a fraction of Shares upon exercise of Awards, the Corporation will not issue fraction of Shares and the number of Shares issued upon such exercise shall be rounded down to the closest number of Shares.
4.    Eligibility
The persons eligible for participation in the Plan as Grantees include employees, officers, directors, consultants, and other service providers of the Corporation or any Affiliated Corporation (including persons who are responsible for or contribute to the management, growth or profitability of, or who provide substantial services to, the Corporation or any Affiliated Corporation), and any person who has been offered employment by the Corporation or any Affiliated Corporation, provided that such prospective employee may not receive any payment or exercise any right to an Award until such person has commenced employment with the Corporation or any Affiliated Corporation. The Board, in its sole discretion shall select from time to time the individuals, from among the persons eligible to participate in the Plan, who shall receive Awards. In determining the persons in favor of whom Awards are to be granted, the number of Awards to be granted thereto and the terms of such grants, the Board may take into account the nature of the services rendered by such person, his/her present and future potential contribution to the Corporation or to the Affiliated Corporation by which he/she is employed or engaged, and such other factors as the Board in its discretion shall deem relevant.
5.    Award Pool
5.1    The total number of authorized but unissued Shares available for grant under this Plan, subject to adjustment as set forth in Sections 5.2 and 17 below, shall be 1,544,209 and 4,000,000 Shares may be issued as Incentive Stock Options (as such term is defined in the US Sub-Plan).
5.2    The Corporation shall at all times until the expiration or termination of this Plan keep reserved a sufficient number of Shares to meet the requirements of this Plan. Any of such Shares which, as of the expiration or termination of this Plan, remain unissued and not subject to outstanding Awards, shall at such time cease to be reserved for the purposes of this Plan. Should any Award (or any award granted under the Corporation’s 2007 Stock Option Plan or 2007 Israeli Share Option Plan (together the “2007 Plans”)) for any reason expire or be canceled prior to its issuance, settlement, or exercise or relinquishment in full, such Award (or any such award granted under the 2007 Plans) may then be available for grant under this Plan.
5.3    Awards that may be granted under the Plan include: Options, SARs, and Restricted Stock.
6.    Grant of Awards
6.1    The Awards may be granted for no consideration or in consideration of the past or future Service (as defined below) the Grantee performed or is expected to perform.
6.2    Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement.
6.3    Each Grantee shall be required to execute, in addition to the Award Agreement, any and all other documents required by the Corporation or any Affiliated Corporation, whether before or after the grant of the Award (including without limitation the Proxy (as such term is defined below), any customary documents and undertakings towards any trustee, if applicable, and/or any tax authorities). Notwithstanding anything to the contrary in this Plan or in any Sub-Plan, no Award shall be deemed granted unless all documents required by the Corporation or any Affiliated Corporation to be signed by the Grantee prior to or upon the grant of such Award, shall have been duly signed and delivered to the Corporation or such Affiliated Corporation.

7.    Terms of Options
Award Agreements between the Corporation and a Grantee evidencing the Award of Options will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of Options granted thereunder and the substance of all of the following provisions:
7.1    Exercise Price. The Exercise Price for each Grantee shall be as determined by the Board and specified in the applicable Award Agreement; provided however that unless otherwise determined by the Board (which determination shall not require stockholder approval unless so required in order to comply with the provisions of applicable Mandatory Law), the Exercise Price shall not be less than the Fair Market Value of the Shares at the date of the grant of the Options. Without derogating from and in addition to the provisions of Section 23 of the Plan, the Exercise Price shall be denominated in the currency of the primary economic environment of, in the Board’s sole discretion, either the Corporation or the Grantee (that is the functional currency of the Corporation or the currency in which the Grantee is paid).
7.2    Vesting. The Options shall vest and become exercisable according to the vesting schedule and/or subject to certain other conditions (including without limitation achievement of milestone and/or subject to performance as determined by the Board) to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement.
The Board shall be entitled, but not obligated, in its sole discretion, to accelerate, in whole or in part, the vesting schedule, and/or any other condition to the vesting, of any Option, including, without limitation, in connection with a Merger Transaction and/or an IPO.
7.4    Expiration Date. Unless expired earlier pursuant to either Section 10.1 or Section 14 below, and unless otherwise determined in the Award Agreement, unexercised Options shall expire and terminate and become null and void upon the lapse of 10 (ten) years from the Date of Grant (as applicable, the “Expiration Date”).
8.    Terms of SARs
Award Agreements between the Corporation and a Grantee evidencing the Award of SARs will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award

Agreement, such Award Agreement shall set forth, by appropriate language, the number of SARs granted thereunder and the substance of all of the following provisions:
8.1    Terms and Conditions. Each SAR shall entitle the Grantee to receive, upon exercise of the SAR, a payment equal to the excess, if any, of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of the SAR. Such payment may be made in cash, in shares of Common Stock, in Restricted Stock or in any combination of the foregoing, as the Board shall determine in its sole discretion; provided, however, that payment upon exercise of a SAR shall be made in shares of Common Stock unless otherwise specified in the relevant Award Agreement. SARs shall be subject to the terms and conditions set forth in the Plan, any applicable Sub-Plan and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan or the applicable Sub-Plan and as the Board shall set forth in the relevant Award Agreement.
8.5    Base Price. The Base Price of a SAR shall be determined by the Board at the time of grant; and specified in the applicable Award Agreement; provided however that unless otherwise determined by the Board (which determination shall not require stockholder approval unless so required in order to comply with the provisions of applicable Mandatory Law), the Base Price shall not be less than the Fair Market Value of the Shares at the date of the grant of the SAR. Without derogating from and in addition to the provisions of Section 23 of the Plan, the Base Price shall be denominated in the currency of the primary economic environment of, in the Board’s sole discretion, either the Corporation or the Grantee (that is the functional currency of the Corporation or the currency in which the Grantee is paid).
8.6    Vesting. The SARs shall vest (become exercisable) according to the vesting schedule to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement. The Board shall be entitled, but not obligated, at its sole discretion, to accelerate, in whole or in part, the vesting schedule of any SAR, including, without limitation, in connection with a Merger Transaction and/or an IPO.
8.7    Expiration Date. Unless expired earlier pursuant to the Plan, and unless otherwise determined in the Award Agreement, unexercised SARs shall expire and terminate and become null and void upon the lapse of 10 (ten) years from the Date of Grant (as applicable, the “Expiration Date”).
9.    Terms of Restricted Stock Awards
Award Agreements between the Corporation and a Grantee evidencing an Award of Restricted Stock will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of Shares of Restricted Stock granted thereunder and the substance of all of the following provisions:
9.1    Terms and Conditions. An Award of Restricted Stock is a grant of shares of Common Stock, subject to such restrictions, terms and conditions as the Board deems appropriate, and/or as set forth in the applicable Sub-Plan or Award Agreement.
9.2    Vesting. The Restricted Stock shall vest according to the vesting schedule to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement.
The Board shall be entitled, but not obligated, in its sole discretion, to accelerate, in whole or in part, the vesting schedule of any Award of Restricted Stock, including, without limitation, in connection with a Merger Transaction and/or an IPO.
9.3    Shareholder Rights. During the Restricted Period, a Grantee shall have such rights with respect to the Shares underlying such grant, including voting and dividend rights, as the Board deems appropriate, and/or as set forth in the applicable Sub-Plan or Award Agreement.
10.    Exercise of SARs and Options
10.3    Exercise Period. Each Option and/or each SAR shall be exercisable from the date upon which it becomes vested until the Expiration Date of such Option or SAR, as applicable, in each case, subject to the provisions set forth in this Plan, the applicable Sub-Plan and the Award Agreement (the “Exercise Period”).
10.4    Exercise Notice and Payment. Vested Options and vested SARs may be exercised at one time or from time to time during the Exercise Period, by giving a written notice of exercise (the “Exercise Notice”) to the Corporation, at its principal offices, in accordance with the following terms, or such other procedures as shall be determined from time to time by the Board and notified in writing to the Grantees:
(a)    The Exercise Notice must be signed by the Grantee and must be delivered to the Corporation, prior to the termination of the Options or SARs, as applicable, by certified or registered mail - return receipt requested, with a copy delivered to the Chief Financial Officer (or such other authorized representative) of the Affiliated Corporation with which the Grantee is employed or engaged, if applicable.
(b)    The Exercise Notice will specify the number of vested Options and/or vested SARs, as applicable, being exercised.
(c)    The Exercise Notice will be accompanied by payment in full of the Exercise Price for the exercised Options (however, unless otherwise provided by the Board or in the Award Agreement, no payment would be necessary to exercise a SAR) and by such other representations and agreements as required by the Corporation with respect to the Grantee’s investment intent regarding the exercise. Payment will be made by wire transfer or by personal check or cashier’s check payable to the order of the Corporation or at the discretion of the Board, payment of such other lawful consideration as the Board may, in its sole discretion, determine (such as, by way of example, cashless exercise or the typical exercise of a SAR), provided however, that in case of payment by check, the Award shall not be deemed exercised, and the Corporation shall not issue the Shares in respect thereof, until the check shall have been fully and irrevocably honored by the bank on which it was drawn. The Corporation shall then reasonably promptly deliver the certificate(s) representing the Shares as to which such Options and/or SARs were exercised to the Grantee or to a Trustee, if applicable; provided that with respect to SARs the consideration for exercise may be in such other form as provided in a Sub-Plan, in the Award Agreement and/or as provided by the Board). In determining what constitutes “reasonably promptly,” it is expressly understood that, in addition to that stated in Section 12 below, the issuance of the Shares and delivery of the certificate(s) representing such Shares may be delayed by the Corporation in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Corporation to take any action with respect to the Shares prior to their issuance.
11.    Treatment of Awards Upon Certain Transactions
11.1    Notwithstanding anything to the contrary contained in this Plan and/or in any Sub-Plan, in the event of a Merger Transaction, any and all outstanding and unexercised, unvested Awards (including, without limitation, outstanding and unexercised unvested Options and SARs and Restricted Stock that are subject to vesting) will be cancelled and forfeited for no consideration, unless determined otherwise by the Board.
11.2    Without derogating from the generality of the foregoing, in the event of a Merger Transaction the Board in its sole and absolute discretion may, without obtaining any of the Grantees’ consent and without any notice requirement, decide in connection with a Merger Transaction, as follows:
(i) if and how the unvested Awards will be cancelled, forfeited, exchanged, assumed, replaced, substituted (including, if applicable, for a successor entity award), repurchased or accelerated including determining that all outstanding and unexercised, unvested Awards shall be cancelled for no consideration upon a Merger Transaction;
(ii) if and how vested Awards (including Awards with respect to which the vesting period has lapsed and/or been accelerated) will be exercised, exchanged, assumed, replaced, substituted (including, if applicable, for a successor entity award), forfeited, repurchased and/or sold by the Grantee, including determining that all un-exercised vested Awards shall be cancelled for no consideration upon a Merger Transaction;
(iii) how Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are free from vesting restrictions) shall be replaced and/or sold by the Grantee and/or substituted (including, if applicable, for a successor entity share); and
(iv) how any treatment of Awards and Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are free from vesting restrictions) may be made subject to any payment or escrow arrangement, or any other arrangement determined within the scope of the Merger Transaction in relation to the Shares of the Corporation.
11.3    In the case of assumption and/or substitution of Awards, appropriate adjustments shall be made so as to reflect such action and all other terms and conditions of the Award Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Board, which determination shall be at its sole discretion and final. The grant of any substitutes for the Awards to Grantees pursuant to a Merger Transaction, as provided in this section, shall be considered to be in full compliance with the terms of this Plan. The value of the exchanged Awards pursuant to this section shall be determined in good faith solely by the Board, based on the Fair Market Value, and its decision shall be final and binding on all Grantees.
11.4    For the purposes of this section, the mechanism for determining the assumption or exchange as aforementioned shall be agreed upon between the Board and the successor company.
11.5    Without derogating from the above, in the event of a Merger Transaction the Board shall be entitled, at its sole discretion, to (i) determinate a blackout period in connection with the exercise of Awards; and (ii) require the Grantees to exercise all vested Options and SARs within a set time period and sell all of their Shares underlying such exercised Awards on the same terms and conditions as applicable to the other shareholders selling their Company’s Shares as part of the Merger Transaction as further detailed below.
11.6    Each Grantee acknowledges and agrees that the Board shall be entitled, subject to any applicable Mandatory Law, to authorize any one of its members to sign instrument of transfer, in customary form, in respect of the Shares underlying such Awards held by such Grantee and that such instrument of transfer shall bind the Grantee.
11.6    Despite the aforementioned and for the avoidance of any doubt, if and when the method of treatment of Awards within the scope of a Merger Transaction, as provided above, will in the sole opinion of the Board prevent the consummation of the Merger Transaction, or materially risk the consummation of the Merger Transaction, the Board may determine different treatment for different Awards held by Grantees such that not all Awards will be treated equally within the scope of the Merger Transaction.
11.7    Without derogating from the generality of the above, the Grantee agrees and accepts that until an IPO, in the event that stockholders of the Corporation holding at least a majority of the voting power in the Corporation accept an offer to sell all of their stock in the Corporation and such sale of stock transaction is conditioned upon the sale of all remaining stock of the Corporation to such third party (a “Sale of Stock Transaction”), then, the Grantee shall, if so requested by the Board (which request shall notify the Grantee of such Sale of Stock Transaction), sell his/her Shares and/or Awards in such Sale of Stock Transaction, on the same terms subject however to any applicable liquidation preferences (provided that (i) with respect to vested Options and SARs, the Exercise Price or Base Price, as applicable, shall be deducted from the purchase price paid for the Shares in such transaction; and (ii) i.e., the proceeds of such Sale of Stock

Transaction shall be allocated and distributed in accordance with the distribution preferences provisions of the Corporation’s Certificate of Incorporation, as may be amended from time to time).
12.    Conditions of Issuance
12.1    No Options or SARs shall be deemed exercised nor shall any Share be issued in respect of any Award issued or granted hereunder, until the Corporation has been provided with confirmation by the applicable tax authorities or is otherwise under a tax arrangement, which either: (a) waives or defers the tax withholding obligation with respect to such exercise, issuance or vesting and delivery, as applicable if so permitted by Mandatory Law; or (b) confirms receipt of the payment of all the tax due with respect to such exercise; or (c) confirms the conclusion of another arrangement with the Grantee regarding the tax amounts, if any, that are to be withheld by the Corporation or any Affiliated Corporation under Law with respect to such exercise, issuance, or vesting, as applicable, provided that such arrangement is satisfactory to the Corporation. If such confirmations, exemptions or arrangements are not available under the tax subjections of the Grantee, the Corporation shall be entitled to require as a condition of issuance that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. A determination of the Corporation’s legal counsel that a withholding tax is required in connection with the exercise, issuance, or vesting and delivery, as applicable, of an Award shall be conclusive for the purposes of this condition.
12.2    Furthermore, notwithstanding any other provision of this Plan and any Sub-Plan, the Corporation shall have no obligation to issue or deliver Shares under this Plan unless the exercise of the applicable Awards and the issuance and delivery of the Shares underlying the Option and/or SAR or the grant, vesting and delivery of the Restricted Stock complies, in any such case, with, and does not result in a breach of, all applicable Mandatory Law, to the satisfaction of the Corporation in its sole discretion, and the Corporation shall have received, if deemed desirable by the Board, the approval of legal counsel for the Corporation with respect to such compliance. The Corporation may further require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable Law.
12.3    As a condition to the exercise of an Option or SAR or the issuance or delivery of Restricted Stock, the Corporation may require, among other things, that: (a) the Grantee represent and warrant at the time of any exercise or issuance that the underlying Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make such other representations, warranties and covenants as may be reasonably required to comply with and satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable Law; (b) a legend be stamped on the certificates representing such underlying Shares indicating that they may not be pledged, sold or otherwise transferred unless an opinion of legal counsel (acceptable by the Corporation’s counsel) stating that such transfer is not in violation of any applicable Law, is provided; and (c) the Grantee execute and deliver to the

Corporation such an agreement as may be in use by the Corporation with respect to the applicable securities setting forth certain terms and conditions applicable to the Shares.
12.4    Without derogating from the above and in addition thereto, unless the offering and sale of the Shares to be issued upon the grant, vesting or exercise of an Award shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Corporation shall be under no obligation to issue the Shares underlying an Award unless and until the following conditions have been fulfilled: (i) The Grantee shall warrant to the Corporation, prior to the receipt of such Shares, that s/he is acquiring such Shares for his/her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the Grantee shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing its Shares issued pursuant to such exercise: “The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Corporation shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”; (ii) At the discretion of the Board, the Corporation shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.
12.5    Additionally, without derogating from any other provisions herein and without limiting any of the foregoing, as a further condition to the grant or exercise of an Award, the Grantee shall consent to be bound by any restriction on stockholders rights governed by Section 202 of the General Corporation Law of the State of Delaware, as in effect from time to time, then applicable to a majority of the capital stock of the Corporation (including, without limitation, so-called right of first refusal, drag along and bring along, forced sale), and shall enter and execute any forms of undertaking and/or consent the Corporation shall present to the Grantee to such effect, provided however, that unless otherwise determined by the Board, until such time as the Corporation shall complete an IPO, a Grantee shall not have the right to sell Shares, as further detailed in Section 13 below.
12.6     Stock Certificates for Shares may include one or more legends which the Board deems appropriate to reflect any of the restrictions included in the foregoing. Upon request by the Corporation, the Grantee shall execute any agreement or document evidencing any transfer restrictions prior to the receipt of Shares hereunder, and shall promptly present to the Corporation any and all certificates representing such Shares for the placement on such certificates of appropriate legends evidencing any such transfer restriction.

13.    Transferability
13.1    Neither the Shares nor the Awards are publicly traded.
13.2    Other than by will or laws of descent, neither the Awards nor any of the rights in connection therewith shall be assignable, transferable, made subject to attachment, lien or encumbrance of any kind, and the Grantee shall not grant with respect thereto any power of attorney or transfer deed, whether valid immediately or in the future. For the avoidance of any doubt, during the lifetime of the Grantee, all of such Grantee’s rights to purchase Shares upon the exercise of his or her applicable Awards shall be exercisable only by the Grantee.
13.3    Notwithstanding any other provision of the Plan, any sale, assignment, transfer, pledged, hypothecated or any other disposition of Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan (including for the avoidance of any doubt, Shares issued upon exercise of Options and SARs and Restricted Stock that is free from any vesting restrictions) shall be subject to (i) the prior written approval of the Board; and (ii) all provisions, restrictions, terms and conditions set forth in the Corporation’s Certificate of Incorporation, By Laws, the Plan, any applicable Sub-Plan, the applicable Award Agreement, and/or any conditions and restrictions determined by the Board. Any disposition of such Shares carried out by Grantee(s) in violation of such provisions, restrictions, terms and conditions shall be null and void. Unless otherwise determined by the Board, in its sole discretion, prior to the Corporation’s IPO, the Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan may not be sold assigned, transferred, pledged, hypothecated or otherwise disposed of, except as stated herein and in the Award Agreement. Any disposition of such Shares carried out by a Grantee before an IPO, without the Board’s prior written approval, shall be null and void.
Any transfer that is not made in accordance with the Plan, any applicable Sub-Plan or the applicable Award Agreement shall be null and void.
13.6     No transfer of a Share or an Award by the Grantee by will or by the laws of descent shall be effective against the Corporation, unless and until: (a) the Corporation shall have been furnished with written notice thereof, accompanied by an authenticated copy of probate of a will together with the will or inheritance order and/or such other evidence as the Board may deem necessary to establish the validity of the transfer; (b) the contemplated transferee(s) shall have confirmed to the Corporation in writing its acceptance of the terms and conditions of the Plan, any applicable Sub-Plan and Award Agreement, with respect to the Share or Award being transferred (including the execution of the proxy referred to in Section 15.2 below), to the satisfaction of the Board; and (c) actual payment of all taxes required to be paid upon such sale and transfer of the Award and/or Shares has been made to the tax assessor, and received confirmation from the tax assessor that all taxes required to be paid upon such sale and transfer have been paid.
13.7    No transfer of a Share or an Award (including for the avoidance of any doubt, Shares issued upon exercise of Options and SARs and Restricted Stock that is free from any vesting restrictions) by a Grantee upon approval by the Board (as set forth in Section 13.3 above) shall be effective against the Corporation, unless and until: (a) the Corporation shall have been furnished with written notice thereof, accompanied by an authenticated copy of transferee and/or such other evidence as the Board may deem necessary to establish the validity of the transfer; (b) the contemplated transferee(s) shall have confirmed to the Corporation in writing its acceptance of the terms and conditions of the Plan, any applicable Sub-Plan and Award Agreement, with respect to the Share or Award being transferred (including the execution of the proxy referred to in Section 15.2 below), to the satisfaction of the Board; and (c) actual payment of all taxes required to be paid upon such sale and transfer of the Award and/or Shares has been made to the tax assessor, and received confirmation from the tax assessor that all taxes required to be paid upon such sale and transfer have been paid; and (d) compliance by the Grantee and the transferee of such Shares with any and all other requirements determined by the Board in connection with such transfer.
14.    Termination of Awards and Repurchase of Shares
14.1    Notwithstanding anything to the contrary, except as otherwise explicitly provided in this Section 14, any Option or SAR granted in favor of any Grantee but not exercised by such Grantee within the Exercise Period and in accordance with the terms of the Plan, any applicable Sub-Plan and the applicable Award Agreement, shall, upon the lapse of the Exercise Period, immediately expire and terminate and become null and void with no further compensation due to the holder.
14.2    Upon the termination of a Grantee’s Service, for any reason whatsoever, any Award granted in favor of such Grantee that is not vested at the time of such termination of Grantee’s Service shall immediately expire and terminate (and with respect to Restricted Stock, will be forfeited to the Corproation) and become null and void with no further compensation due to the holder. If an Award expires or becomes unexercisable for any reason without having been exercised, or is otherwise cancelled, forfeited or surrendered, such unissued or retained Shares shall become available for other Award grants under the Plan.
14.3    Additionally, in the event of the termination of a Grantee’s Service for Cause (a) all of such Grantee’s vested Awards shall also, upon such termination for Cause, immediately expire and terminate and become null and void; and (b) any and all of such Grantee’s Shares received pursuant to the issuance, vesting or exercise of any applicable Award shall be subject to the Corporation’s “Repurchase Right”, as described below.
For the purposes hereof the term “Cause” shall mean (a) the conviction of the Grantee for any felony involving moral turpitude or affecting the Corporation or any Affiliated Corporation; (b) the embezzlement of funds of the Corporation or any Affiliated Corporation; (c) any breach of the Grantee’s fiduciary duties or duties of care towards the Corporation or any Affiliated Corporation (including without limitation any disclosure of confidential information of the Corporation or any Affiliated Corporation or any breach of a non-competition or intellectual property assignment undertakings); (d) any conduct in bad faith reasonably determined by the Board to be materially detrimental to the Corporation or, with respect to any Affiliated Corporation, reasonably determined by the

Board of Directors of such Affiliated Corporation to be materially detrimental to either the Corporation or such Affiliated Corporation; or (e) any other event classified under any applicable agreement between the Grantee and the Corporation or the Affiliated Corporation, as applicable, as a “cause” for termination or by other language of similar substance.
The Corporation’s “Repurchase Right” shall be as follows: If any Grantee’s Service is terminated by the Corporation (or any Affiliated Corporation) for Cause, or in the event that any Grantee initiates or joins any legal proceeding maintained or instituted against the Corporation or any Affiliated Corporation or any of their respective past, current, or future officers, directors, employees, consultants, holders of equity securities, successors or assigns in their capacity as such, then, within 180 days after such termination or commencement of (or joinder in) such legal proceeding, as the case may be, the Corporation shall have the right, but not the obligation, to repurchase from the Grantee, or his or her legal representative, as the case may be, all or part of the Shares she/he exercised or otherwise received pursuant to an Award, if any. The Repurchase Right shall be exercised by the Corporation by giving the Grantee, or his/her legal representative written notice, within said 180 days, of its intention to exercise the Repurchase Right, indicating the number of such Shares to be repurchased and the date on which the repurchase is to be effected, and the Corporation shall pay the Grantee for each such Share being repurchased, an amount equal to the price originally paid by the Grantee for such Shares, if any, subject to adjustments as provided in Section 17 below. The certificate(s) representing such Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Corporation together with a duly endorsed stock assignment certificate. Payment shall be made in cash, cash equivalents, or in any other way of payment allowed under any applicable Law, and authorized by the Board of Directors of the Corporation. Concurrently with the exercise of the Repurchase Right, if exercised, the Grantee (or the holder of the Shares so repurchased) shall no longer have any rights as a holder of such repurchased Shares. Such repurchased Shares shall be deemed to have been repurchased, whether or not the certificate(s) therefor have been delivered. If the Grantee fails to deliver such stock certificate(s), the Corporation shall be entitled to take such action as may be necessary to remove the requisite number of Share registered in the name of the Grantee from the books and records of the Corporation. The Repurchase Right shall be in addition to any and all other rights and remedies available to the Corporation.
In the event that the Corporation shall be prohibited, on account of any applicable Law, from repurchasing Shares, the Corporation may assign the Repurchase Right to its wholly owned subsidiary, or if the same is not possible on account of any applicable Law, to all of the stockholders of the Corporation at the time of the exercise of said right (excluding other shareholders pursuant to the exercise or delivery of Awards), on a pro-rata, as converted basis, all under the same terms and conditions set forth in this Plan, in which event the Corporation shall inform the Grantee of the identity of the particular assignee in the Corporation’s Notice, and the provisions of this Section regarding the Corporation shall apply to such assignee(s), mutatis mutandis.

In the event that at the time the Corporation wishes to exercise its Repurchase Right, the Grantee does not own a sufficient number of Shares to satisfy the Corporation’s Repurchase Right, in addition to performing any obligations necessary to satisfy the Corporation’s Repurchase Right, the Corporation may require the Grantee to deliver to the Corporation, for each Share that is the subject of the Repurchase Right and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, equal to the difference between the fair market value of each such missing Share and the price originally paid by the Grantee to the Corporation for each such Share, if any, as adjusted.
14.4    Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law), following termination of a Grantee’s Service other than for Cause, the Expiration Date of such Grantee’s vested Options and/or SARs shall be deemed the earlier of: (a) the Expiration Date of such vested Options and/or SARs as was in effect immediately prior to such termination, as detailed in Grantee’s Award Agreement; or (b) 90 (ninety) calendar days following the date of such termination (except that if such termination is initiated by Grantee, the period set forth in this Section 14.4(b) shall be 30 (thirty) calendar days following the date of such termination) or, if such termination is the result of death or disability of the Grantee, 12 (twelve) calendar months from the date of such termination.
14.5    Notwithstanding anything to the contrary herein, upon the issuance of a court order declaring the bankruptcy of a Grantee, or the appointment of a receiver or a provisional receiver for a Grantee over all of his assets, or any material part thereof, or upon making a general assignment for the benefit of his creditors, any outstanding Awards issued in favor of such Grantee (whether vested or not) shall immediately expire and terminate and become null and void and shall entitle neither the Grantee nor the Grantee’s receiver, successors, creditors or assignees to any right in or towards the Corporation or any Affiliated Corporation in connection with the same, and all interests and rights of the Grantee or the Grantee’s receiver, successors, creditors or assignees in and to the same, shall expire.
15.    Rights as Stockholder, Voting Rights, Dividends and Bonus Shares
15.1    It is hereby clarified that a Grantee shall not, by virtue of this Plan, any applicable Sub-Plan or the applicable Award Agreement or any Option or SAR granted to the Grantee, have any of the rights of a stockholder with respect to the Shares underlying such Award, until the Option or SAR has been exercised and the Shares issued in the Grantee’s name. With respect to Awards of Restricted Stock, the rights of the Grantee with respect to the Shares underlying the Restricted Stock shall be as set forth in the applicable Sub-Plan or Award Agreement.
15.2    Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law), prior to the closing of an IPO, as a condition to the issuance, vesting, or exercise of any Award, each Grantee shall be required to sign and deliver to such person as may be designated by the Board (the “Nominee”) an irrevocable proxy, in a form approved by the Board (the “Proxy”), appointing the Nominee as the sole person entitled to exercise the voting rights conferred by such Shares. The Nominee shall not exercise the voting rights conferred by the Shares held by him or with respect to which the Nominee has been given an irrevocable proxy as aforesaid, in any way whatsoever (except as set forth herein and/or in the Proxy), and shall not issue a proxy to any person or entity to vote such Shares, unless otherwise instructed by the Board, and in accordance with such instructions. Unless instructed otherwise by the Board, the Nominee shall vote such Shares in a manner pro-rata to the votes of the other voting shares, such that the votes of the Shares shall not affect the end result of the vote. The Nominee shall be indemnified and held harmless by the Corporation, to the extent permitted by applicable Law, against any cost or expense (including counsel fees) reasonably incurred by the Nominee, or any liability (including any sum paid in settlement of a claim with the approval of the Corporation) arising out of any act or omission to act in connection with the voting of the aforesaid proxy unless arising out of such Nominee’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the Nominee(s) may otherwise have from the Corporation.
15.3    Notwithstanding anything to the contrary, if any, herein or in the Corporation’s Certificate of Incorporation and/or By-Laws, or elsewhere, none of the Grantees shall have (and they hereby waive the right to have), any pre-emptive rights to purchase, along with the other stockholders in the Corporation, a pro rata portion of any securities proposed to be offered by the Corporation prior to the offering thereof to any third party or any rights of first refusal to purchase any securities of the Corporation offered by the other holders of securities of the Corporation.
15.4    Cash dividends paid or distributed, if any, with respect to the vested Shares delivered to a Grantee upon the exercise or vesting of an Award shall be remitted directly to the Grantee or to a trustee (on behalf of the applicable Grantee) who is entitled to the Shares for which the dividends are being paid or distributed, subject to any applicable taxation on such distribution of dividend, and the withholding thereof. No dividends shall be paid or accrued with respect to an Option or SAR prior to the exercise of such Option or SAR and no dividends shall be paid or accrued on unvested Restricted Stock during the Restricted Period.
15.5    Bonus Shares issued by the Corporation, if any, with regard to the vested Shares delivered to a Grantee upon the exercise or vesting of an Award shall be subject to the same terms and conditions of the Exercised Shares by virtue of which they were issued. No bonus Shares shall be distributed or accrued with respect to an Option or SAR prior to the exercise of such Option or SAR.
15.6    During the term of any Award granted under the Plan, and thereafter for so long as the Grantee holds Shares issued upon exercise or vesting of an Award, the Corporation shall not be obliged to provide or otherwise make available to Grantees any information related to the Corporation, except as required under applicable Mandatory Law.

16.    Liquidation
In the event that the Corporation is liquidated or dissolved while unexercised Options or SARs remain outstanding under the Plan, then all or part of such outstanding Options or SARs may be exercised in full by the Grantees as of immediately prior to the effective date of such liquidation or dissolution of the Corporation, without regard to the vesting terms thereof and any unvested Restricted Stock shall be fully vested as of immediately prior to the effective date of such liquidation or dissolution of the Corporation.
17.    Adjustments
17.1    The number and kind of shares underlying any Award, together with those Shares otherwise reserved for the purposes of the Plan for Awards not yet exercised as provided under Section 5 above, and/or, if applicable, the Exercise Price, Base Price and/or repurchase price, shall be proportionately adjusted as a result of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects the Common Stock, as well as for any distribution of bonus shares, except as set forth in Sections 17.2 and 17.3 below. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
All provisions applying to the Shares underlying an Award shall apply to all Shares received as a result of an adjustment as described above.
17.2    In the event of a Structural Change (as defined below) the Awards and Shares underlying such Awards that are subject to the Plan shall be exchanged or converted into Shares of the Corporation or successor company in accordance with the exchange effectuated in relation to the Shares of the Corporation, as shall be determined by the Board, and the Exercise Price or Base Price per Share and quantity of shares shall be adjusted in accordance with the terms of the Structural Change. The adjustments required thereby shall be determined in good faith solely by the Board and in accordance with applicable Mandatory Law. “Structural Change” means any re-domestication of the Corporation, share flip, creation of a holding company for the Corporation that will hold substantially all of the shares of the Corporation or any other transaction involving the Corporation in which the shares of the Corporation outstanding immediately prior to such transaction continue to represent, or are converted into or exchanged for shares that represent, immediately following such transaction, at least a majority, by voting power, of the share capital of the surviving, acquiring or resulting corporation and in which there is no material change to the interests held by the stockholders of the Corporation prior to such transaction and immediately thereafter.
17.3    In the event of a Spin-Off Transaction (as defined below), the Board may, but shall not be obligated to, determine that the holders of Awards are entitled to receive equity in the new company formed as a result of the Spin-Off Transaction, in accordance with equity granted to the stockholders of the Corporation within the Spin-Off Transaction, taking into account the terms of the Awards, including the vesting schedule, Exercise Price or Base Price, as applicable. The determination regarding the Grantee’s entitlement within the scope of a Spin-Off Transaction shall be in the sole and absolute discretion of the Board. “Spin-off Transaction” means any transaction in which assets of the Corporation are transferred or sold to a company or corporate entity in which the shareholders of the Corporation hold equal stakes, pro-rata to their ownership of the Corporation.
18.    No Interference
Neither the Plan nor any applicable Sub-Plan or Award Agreement shall affect, in any way, the rights or powers of the Corporation or its stockholders to make or to authorize any sale, transfer or change whatsoever in all or any part of the Corporation’s assets, obligations or business, or any other business, commercial or corporate act or proceeding, whether of a similar character or otherwise; any adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or business; any merger or consolidation of the Corporation; any issue of bonds, debentures, shares of stock (including preferred or prior preference shares of stock ahead of or affecting the existing shares of stock of the Corporation including the shares of stock underlying Awards or the rights thereof, etc.); or the dissolution or liquidation of the Corporation; and none of the above acts or authorizations shall entitle the Grantee to any right or remedy, including without limitation, any right of compensation for any dilution resulting from any issuance of any shares of stock or of any other securities in the Corporation to any person or entity whatsoever.
19.    No Employment/Engagement/Continuance of Service Obligations
Nothing in the Plan, in any applicable Sub-Plan or Award Agreement, or in any Award granted hereunder shall be construed as guaranteeing the Grantee’s continuous employment, engagement or service with the Corporation or any Affiliated Corporation, and no obligation of the Corporation or any Affiliated Corporation as to the length of the Grantee’s employment, engagement or service shall be implied by the same. The Corporation and its Affiliated Corporation reserve the right to terminate the employment, engagement or service of any Grantee pursuant to such Grantee’s terms of employment, engagement or service and any Law.
20.    No Representation
The Corporation does not and shall not, through this Plan, any applicable Sub-Plan or the applicable Award Agreement, make any representation towards any Grantee with respect to the Corporation, its business, its value or either its shares of stock in general or the Shares underlying any Award in particular.
Each Grantee, upon entering into the applicable Award Agreement, shall represent and warrant toward the Corporation that his/her consent to the grant of the Award issued in his/her favor and, if any, the issuance or exercise thereof, neither is nor shall be made, in any respect, upon the basis of any representation or warranty made by the Corporation or by any of its directors, officers, stockholders or employees, and is and shall be made based only upon his/her examination and expectations of the Corporation, on an “as is” basis. Each Grantee shall waive any claim whatsoever of “non-conformity” of any kind, and any other cause of action or claim of any kind with respect to the Awards and/or their underlying Shares.

21.    Tax Consequences
21.1    Any and all tax and/or other mandatory payment consequences arising from the grant, vesting, and/or exercise of any Award, the payment for or the transfer of the Shares underlying such Award to the Grantee, or the sale of such Shares by the Grantee, or from any other event or act in connection therewith (including without limitation, in the event that the Awards do not qualify under the tax classification/tax track in which they were intended), shall be borne solely by the Grantee.
21.2    The Corporation and/or any Affiliated Corporation and/or any other entity designated by the Corporation (including without limitation a trustee) may each withhold (including at source), deduct and/or set-off, from any payment made to the Grantee, the amount of the tax and/or other mandatory payment the withholding of which is required with respect to the grant, vesting and/or exercise of any Award under any applicable Mandatory Law. The Corporation or an Affiliated Corporation may require the Grantee, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Corporation and/or Affiliated Corporation arising in connection with the grant, vesting, and/or exercise of any Award. Without derogating from the aforesaid, each Grantee shall provide the Corporation and/or any applicable Affiliated Corporation with any executed documents, certificates and/or forms that may be required from time to time by the Corporation or such Affiliated Corporation in order to determine and/or establish the tax liability of such Grantee.
21.3    Furthermore, each Grantee shall indemnify the Corporation and/or any applicable Affiliated Corporation, and hold them harmless from and against any and all liability in relation with any such tax and/or other mandatory payments or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax and/or other mandatory payments from any payment made to the Grantee.
22.    Non-Exclusivity of the Plan
The adoption by the Board of this Plan and any Sub-Plans shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements, or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the grant of awards with respect to shares of stock in the Corporation otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
23.    Currency Exchange Rates
Except as otherwise determined by the Board, all monetary values with respect to Awards granted pursuant to this Plan, including without limitation the Fair Market Value and the Exercise Price or Base Price of any Award, shall be stated in United States Dollars. In the event that the Exercise Price or Base Price is in fact to be paid in any other currency, the conversion rate shall be the last known representative rate of the US Dollar to such other currency on the date of payment.

24.    Market Stand-Off
In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Corporation’s IPO, each Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any vested Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters, but in no event greater than 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to any vested Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of this Section 24. This Section 24 shall not apply to shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Section 24 only if the directors and officers of the Company are subject to similar arrangements.

KALTURA, IINC.
2017 EQUITY INCENTIVE PLAN
ISRAEL GRANTEES SUB-PLAN
Notwithstanding anything stated to the contrary in the Kaltura, Inc. 2017 Equity Incentive Plan (the “Plan”), this Sub-Plan to the Plan shall apply for purposes of all Awards granted under the Plan to Grantees who are subject to Israeli taxation.
1.    Definitions
As used herein, the following terms shall have the meanings set forth below, unless the context clearly indicates to the contrary. All capitalized terms, to the extent not defined herein, shall have the meanings set forth in the Plan.
1.1    “Affiliated Corporation” – for purposes of eligibility under the Sub-Plan shall have the meaning of the term in the Plan, provided however that in the event of any affiliated entity, such affiliate shall be an “employing company” within the meaning of such term in Section 102 of the Ordinance.
1.2    “Election” – the election by the Corporation, with respect to grant of 102 Trustee Awards, of either one of the following tax tracks – “Capital Gains Tax Track” or “Ordinary Income Tax Track”, as provided in and in accordance with the provisions of Section 102.
1.3    “Fair Market Value” - solely for the purposes of 102 Trustee Awards, if and to the extent Section 102 prescribes a specific mechanism for determining the Fair Market Value of the Shares issued pursuant to exercise or vesting of the Awards, then notwithstanding Section 1.14 of the Plan, the Fair Market Value of 102 Trustee Awards shall be as prescribed in Section 102, if applicable.
1.4    “102 Non-Trustee Award” – an Award granted or issued in accordance with and pursuant to Section 102, not through a Trustee.
1.5    “3(i) Award” – an Award granted or issued pursuant to Section 3(i) of the Ordinance.
1.6    “Ordinance” - the Israeli Income Tax Ordinance [New Version], 1961, and the rules and regulations promulgated thereunder, as are in effect from time to time, and any similar successor rules and regulations.
1.7    “Restricted Period” – as defined in Section 4.3 below.
1.8    “Section 102” – Section 102 of the Ordinance and the rules and regulations promulgated thereunder, as are in effect from time to time, and any similar successor rules and regulations.
1.9    "Trustee" –- the trustee designated or replaced by the Corporation and/or applicable Affiliated Corporation for the purposes of the Plan and this Sub-Plan and approved by the Israeli Tax Authorities, pursuant to and in accordance with the provisions of Section 102.

1.10    “102 Trustee Award” – an Award granted through a Trustee in accordance with and pursuant to Section 102.
2.    General
2.1    The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards granted or issued to Grantees, the grant or issuance of Awards to whom (or the exercise thereof by whom) are subject to taxation by the Israeli Income Tax (“Israeli Grantees”), in order that such Awards may comply with the requirements of Israeli Law, including, if applicable, Section 102.
2.2    The Plan and this Sub-Plan are complementary to each other and shall be read and deemed as one. In the event of any contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall prevail with respect to Awards granted or issued to Israeli Grantees.
2.3    Awards may be granted or issued under this Sub-Plan in one of the following tax tracks, at the Corporation’s discretion and subject to applicable restrictions or limitations as provided in applicable Law, including without limitation any applicable restrictions and limitations in Section 102 regarding the eligibility of Grantees to each of the following tax tracks, based on their capacity and relationship towards the Corporation:
(i)    102 Trustee Awards - in such tax track as determined in accordance with the Election; or
(ii)    102 Non-Trustee Awards; or
(iii)    3(i) Awards.
For avoidance of doubt, the designation Awards to any of the above tax tracks listed under 2.3 (i) and 2.3 (ii) shall be subject to the terms and conditions set forth in Section 102.
3.    Administration
Without derogating from the powers and authorities of the Board detailed in the Plan, the Board shall have the full and final power and, in its discretion, without the need for shareholders approval, unless such approval is required to comply with applicable Law, to administer this Sub-Plan and to take all actions related hereto and to such administration, including without limitation the performance, from time to time and at any time, of any and all of the following:
3.1    the determination of the specific tax track (as described in Section 2.3 above) in which the Awards are to be issued or granted;
3.2    the Election;
3.3    the appointment of the Trustee;
3.4    the adoption of forms of Award Agreements, to be applied with respect to Israeli Grantees, incorporating and reflecting, inter alia, relevant provisions regarding the grant or issuance of Awards in accordance with this Sub-Plan, and the amendment or modification from time to time of the terms thereof.

4.    102 Trustee Awards
4.1    Grant in the Name of Trustee:
Notwithstanding anything to the contrary in the Plan, 102 Trustee Awards granted or issued hereunder shall be granted to, and the Shares issued, pursuant to the exercise or vesting thereof and all rights attached thereto (including bonus shares), issued to, the Trustee, and they shall be registered in the name of the Trustee, who shall hold them in trust until such time as they are released by the transfer or sale thereof by the Trustee. In the case the requirements of Section 102 for 102 Trustee Awards are not met, then the 102 Trustee Awards may be regarded as 102 Non-Trustee Award, all in accordance with the provisions of Section 102.
Notwithstanding anything to the contrary in the Plan, the Date of Grant of a 102 Trustee Awards shall be the date determined by the Board to be the effective date of the grant of the 102 Trustee Awards to a Grantee, or, if the Board has not determined such effective date, the date of the resolution of the Board approving the grant of such Awards, which in the case of 102 Trustee Awards shall not be before the lapse of 30 days from the date upon which the Plan is first submitted to the Israeli Tax Authorities.
4.2    Exercise of 102 Trustee Awards:
Unless other procedures shall be determined from time to time by the Board and notified to the Grantees, the mechanism, if required, of exercising vested 102 Trustee Awards shall be in accordance with the provisions of the Plan, except that any notice of exercise of 102 Trustee Awards shall be made in such form and method in compliance with the provisions of Section 102 and shall also be delivered in copy to the authorized representative of the Affiliated Corporation with which the Grantee is employed and/or engaged, if applicable, and to the Trustee.
4.3    Restrictions on Transfer:
(a)    102 Trustee Awards and the Shares issued pursuant to the exercise or vesting thereof, as the case may be, and all rights attached thereto (including bonus shares), shall be held by the Trustee for such period of time as required by the provisions of Section 102 applicable to Awards granted through a Trustee in the applicable tax track, as per the Election (the “Restricted Period”).
(b)    Subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, the Israeli Grantee shall provide the Corporation and the Trustee with a written undertaking and confirmation under which the Israeli Grantee confirms that he/she is aware of the provisions of Section 102 and the Elected tax track and agrees to the provisions of the Trust Note executed between the Corporation and the Trustee, and undertakes not to release, by sale or transfer, the 102 Trustee Awards, and the Shares issued pursuant to the exercise or vesting thereof, and all rights attached thereto (including bonus shares) prior to the lapse of the Restricted Period. The Israeli Grantee shall not be entitled to sell or release from trust the 102 Trustee Awards, nor the Shares issued pursuant to the exercise or vesting thereof, as the case may be, nor any right attached thereto (including bonus shares), nor to request the transfer or sale of any of the same to any third party, before the lapse of the Restricted Period. Notwithstanding the above, if any such sale or transfer occurs during the Restricted Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Israeli Grantee.
(c)    Without derogating and subject to the above, and to all other applicable restrictions in the Plan, this Sub-Plan, the applicable Award Agreement and applicable Law, the Trustee shall not release, by sale or transfer, the Shares issued pursuant to the exercise or vesting of the 102 Awards, and all rights attached thereto (including bonus shares) to the Israeli Grantee or to any third party to whom the Israeli Grantee wishes to sell them (unless the contemplated transfer is by will or laws of descent) unless and until the Trustee has either (a) withheld payment of all taxes required to be paid upon the sale or transfer thereof, if any, or (b) received confirmation either that such payment, if any, was remitted to the tax authorities or of another arrangement regarding such payment, which is satisfactory to the Corporation and the Trustee. For the removal of doubt, it is clarified that the Trustee may release by sale or transfer to a third party the Awards.
4.4    Rights as Stockholder:
Without derogating from the provisions of the Plan, it is hereby further clarified that with respect to Shares issued pursuant to the exercise or vesting of 102 Trustee Awards, as long as they are registered in the name of the Trustee, the Trustee shall be the registered owner of such shares of stock.
4.5    Bonus Shares:
All bonus shares to be issued by the Corporation, if any, with regard to Shares issued pursuant to the exercise or vesting of 102 Trustee Awards, while held by the Trustee, shall be registered in the name of the Trustee; and all provisions applying to such Shares shall apply to bonus shares issued by virtue thereof, if any, mutatis mutandis. Said bonus shares shall be subject to the Restricted Period of such Shares by virtue of which they were issued.
4.6    Voting:
Without derogating from the provisions of Section 15.2 of the Plan, with respect to Shares issued pursuant to exercise or vesting of 102 Trustee Awards, such Shares shall be voted in accordance with the provisions of Section 102.
5.    102 Non-Trustee Awards
5.1    102 Non-Trustee Awards granted or issued hereunder shall be granted or issued to, and the Shares issued pursuant to the exercise or vesting thereof, issued to, the Israeli Grantee.
5.2    Without derogating and subject to the above, and to all other applicable restrictions in the Plan, this Sub-Plan, the applicable Award Agreement and applicable Law, the Shares issued pursuant to the exercise or vesting of the 102 Non-Trustee Awards, and all rights attached thereto (including bonus shares) shall not be transferred unless and until the Corporation has either (a) withheld payment of all taxes required to be paid upon the sale or transfer thereof, if any, or (b) received confirmation either that such payment, if any, was remitted to the tax authorities or of another arrangement regarding such payment, which is satisfactory to the Corporation.
5.3    An Israeli Grantee to whom 102 Non-Trustee Awards are granted or issued must provide, upon termination of his/her employment, a surety or guarantee to the satisfaction of the Corporation, to secure payment of all taxes which may become due upon the future transfer of his/her Shares to be issued upon the exercise or vesting of his/her outstanding 102 Non-Trustee Awards, all in accordance with the provisions of Section 102.
6.    3(i) Awards
6.1    3(i) Awards granted hereunder shall be granted to, and the Shares issued pursuant thereto issued to, the Israeli Grantee.
6.2    Without derogating and subject to the above, and to all other applicable restrictions in the Plan, this Sub-Plan, the applicable Award Agreement and applicable Law, no Shares shall be issued pursuant to the exercise or vesting of the 3(i) Awards unless and until the Corporation has either received: (a) a valid withholding tax certificate issued by the Israeli Tax Authority according to which the issuance of the Share following the exercise or vesting of the 3(i) Awards are exempted from a withholding tax, or (b) a payment of the tax that should be withheld and be remitted to the Israeli Tax Authority, as calculated by the Corporation in its sole and absolute discretion.
6.3    The Corporation may require, as a condition to the grant of the 3(i) Awards, that an Israeli Grantee to whom 3(i) Awards are to be granted, provide a surety or guarantee to the satisfaction of the Corporation, to secure payment of all taxes which may become due upon the future transfer of his/her Shares to be issued upon the exercise or vesting of his/her outstanding 3(i) Awards.
7.    Tax Consequences
Without derogating from and in addition to any provisions of the Plan, any and all tax and/or other mandatory payment consequences arising from the grant or exercise of the Awards, the payment for or the transfer or sale of Shares issued pursuant to the issuance or vesting of the Awards, or from any other event or act in connection therewith (including without limitation, in the event that the Awards do not qualify under the tax classification/tax track in which they were intended) whether of the Corporation, any Affiliated Corporation, the Trustee or the Israeli Grantee, shall be borne solely by the Israeli Grantee. The Corporation, any applicable Affiliated Corporation, and the Trustee, may each withhold (including at source), deduct and/or set-off, from any payment made to the Grantee, the amount of the taxes and/or other mandatory payments the of which is required with respect to the Awards and/or Shares issued pursuant to the vesting or exercise of the Awards. Furthermore, each Israeli Grantee shall indemnify the Corporation, any applicable Affiliated Corporation and the Trustee, or any one thereof, and hold them harmless from any and all liability for any such tax and/or other mandatory payments or interest or penalty thereupon, including without limitation liabilities relating to the necessity to withhold, or to have withheld, any such tax and/or other mandatory payments from any payment made to the Israeli Grantee.
Without derogating from the aforesaid, each Israeli Grantee shall provide the Corporation and/or any applicable Affiliated Corporation with any executed documents, certificates and/or forms that may be required from time to time by the Corporation or such Affiliated Corporation in order to determine and/or establish the tax liability of such Israeli Grantee.
Without derogating from the foregoing, it is hereby clarified that the Israeli Grantee shall bear and be liable for all tax and other consequences in the event that his/her 102 Trustee Awards and/or the Shares issued pursuant to the exercise or vesting thereof are not held for the entire Restricted Period, all as provided in Section 102.
The Corporation and or when applicable the Trustee shall not be required to release any Share Certificate to a Grantee until all required payments have been fully made.
8.    Currency Exchange Rates
Except as otherwise determined by the Board, all monetary values with respect to Awards granted subject to this Sub-Plan, including without limitation the Fair Market Value and the exercise price of any Award, shall be stated in United States Dollars. In the event that the exercise price, if any, is in fact to be paid in New Israeli Shekels, at the sole discretion of the Board, the conversion rate shall be the last known representative rate of the US Dollar to the New Israeli Shekels on the date of payment.
9.    Subordination to the Ordinance
9.1    It is clarified that the grant of the 102 Trustee Awards hereunder is subject to the approval by the applicable tax authorities and the Trustee and must comply with the provisions of the Plan, this Sub-Plan and Section 102.
9.2    Any provisions of the Section 102 or section 3(i) of the Ordinance and/or any of the rules or regulations promulgated thereunder, which is not expressly specified in the Plan or in the applicable Award Agreement, including without limitation any such provision which is necessary in order to receive and/or to keep any tax benefit, shall be deemed incorporated into this Sub-Plan and binding upon the Corporation, and applicable Affiliated Corporation and the Israeli Grantee.
9.3    Subject to Section 10 below, with regards to 102 Trustee Awards, the provisions of the Plan and/or this Sub-Plan and/or the Award Agreement shall be subject to the mandatory provisions of Section 102 and the permit of the Tax Assessing Officer as defined in the Ordinance, and the said provisions and permit shall be deemed an integral part of the Plan and of this Sub-Plan and of the Award Agreement.
9.4    Subject to Section 10 below, the Awards, the Plan, this Sub-Plan and any applicable Award Agreements are subject to the applicable mandatory provisions of the Ordinance, which shall be deemed an integral part of each, and which shall prevail over any term that is inconsistent therewith.

10.    Governing Law and Jurisdiction
The validity and enforceability of this Sub-Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the provisions governing conflict of laws, except to the extent that mandatory provisions of the laws of the State of Israel apply.

תוספת ב'
(סעיף 2(א))
כתב נאמנות (בין הנאמן לבין החברה המקצה)
שנחתם ב- תל אביב ביום 6 בחודש ספטמבר שנת 2017

בין: תמיר פישמן נאמנויות 2004 בע"מ (להלן - הנאמן)
מצד אחד;

לבין: Kaltura Inc. (להלן - החברה המקצה)
מצד שני;

לבין: קלטורה בע"מ (להלן - **החברה המדווחת והמעבידה**)
מצד שלישי;

הואיל וביום 15.08.2017, אימצה החברה המקצה נספח ישראלי לתכנית הקצאת מניות לעובדים, כמשמעותה בסעיף 102 לפקודה (להלן - **התכנית**);

והואיל ועל פי התכנית תקצה החברה המקצה מדי פעם בפעם מניות או זכויות למניות לעובדים בהקצאת מניות באמצעות נאמן;

והואיל ועל פי התכנית יוקצו כל המניות בהקצאה לנאמן כדי שיחזיק אותן בנאמנות עד תום התקופה, כאמור בפקודה, בכללי מס הכנסה (הקלות מס בהקצאת מניות לעובדים), התשס"ג - 2003 (להלן - **הכללים**), בתכנית ובכתב נאמנות זה;

והואיל והחברה בחרה בתמיר פישמן נאמנויות 2004 בע"מ (להלן: " **הנאמן המחליף**") לשמש כנאמן לצורך תכנית ההקצאה האמורה והוא הביע את הסכמתו לשמש כנאמן בעבור כל החברות המעבידות ועובדיהן ובכלל זה לוקח על עצמו את כל חובותיו של הנאמן המוחלף ויהיה אחראי על כל הפעולות בנאמנות על פי סעיף 102 ממועד מינויו .

לפיכך הוסכם בין הצדדים כדלקמן:

1. המבוא לכתב נאמנות זה, מהווה חלק בלתי נפרד ממנו.

2. על פי התכנית לא יוקצו המניות לעובדי החברה אלא יוקצו על שם הנאמן ויוחזקו בידיו עד לתום התקופה, כהגדרתה בסעיף 102 לפקודה.

3. לפני ששולם המס החל כאמור בסעיף 7 לכללים, או לפני שהובטח תשלומו, המניות לא יהיו ניתנות להעברה, המחאה, משכון, עיקול, או שעבוד אחר מרצון, ולא יינתן בשלהן כל ייפוי כוח או כתב העברה בין אם תוקפם מיידי ובין אם תוקפם בתאריך עתידי, למעט העברת מכוח צוואה או על פי דין; הועברו המניות מכוח צוואה או על פי דין כאמור, יחולו הוראות סעיף 102 והוראות הכללים על יורשיו או נעבריו של עובד.

4. לאחר תום התקופה יהיה כל עובד רשאי בכל עת לדרוש מהנאמן להעביר על שמו את המניות שהוא זכאי להן, ובלבד שהנאמן לא יעביר את המניות כאמור אלא לאחר שהבטיח את תשלום המס החל לפי סעיף 102 לפקודה ולפי הכללים (להלן - המס החל) או שמס כאמור שולם ובידי הנאמן אישור לכך מפקיד השומה.

5. אם על פי תנאי התכנית יוענקו לעובד בגין מניות שהוקצו במסגרת התוכנית זכויות לרכישת מניות או שיוקצו לו בשל המניות מניות הטבה, יוקצו הזכויות או מניות ההטבה על שם הנאמן. העובד יהיה זכאי להורות לנאמן לממש את הזכויות או את מניות ההטבה לאחר תום התקופה כקבוע בתכנית.

המניות נושא הזכויות יוקצו לנאמן בהתאם לאמור בסעיף 2 לכללים ויחולו עליהם הוראות התכנית, לרבות בחירת מסלול המיסוי והוראות כתב התחייבות זה, ואולם פרק הזמן עד תום התקופה יימנה מיום הקצאת המניות שבשלן הוקצו הזכויות או מניות ההטבה.

6. החברה המקצה מתחייבת כלפי הנאמן כי לא תקצה מניות לעובדים במסגרת תכנית הקצאה, אם לא הצהיר העובד כי ידועים לו הוראות סעיף 102 לפקודה ומסלול המס החל עליו, וכן על הסכמתו בכתב לאמור בכתב נאמנות זה ועל התחייבותו שלא לממש את המניות לפני תום התקופה, כהגדרתה בסעיף 102 לפקודה.

ולראיה באו הצדדים על החתום:

תמיר פישמן נאמנויות 2004 בע"מ	935729947	קלטורה בע"מ	935821991
הנאמן	מספר ת. ניכויים	החברה המדווחת והמעבידה	מספר ת. ניכויים

Kaltura Inc.
החברה המקצה

INCENTIVE STOCK OPTION AWARD AGREEMENT
UNDER THE KALTURA, INC. 2017 EQUITY INCENTIVE PLAN and 2017 KALTURA,
INC. EQUITY INCENTIVE US SUB-PLAN
THIS INCENTIVE STOCK OPTION AWARD AGREEMENT (this “Agreement”) is made between Kaltura, Inc., a Delaware corporation (the “Corporation”) and $grantee$ (the “Grantee”).
WHEREAS, the Corporation maintains the Kaltura, Inc. 2017 Equity Incentive Plan (the “Master Plan”) and the Kaltura, Inc. 2017 Equity Incentive US Sub-Plan (the “Sub-Plan”, and, collectively, the “Plan”) for the benefit of Grantees subject to United States federal taxation; and
WHEREAS, the Plan permits the award of Incentive Stock Options to purchase shares of the Corporation’s Common Stock, subject to the terms of the Plan; and
WHEREAS, to compensate the Grantee for his/her service to the Corporation and its subsidiaries and to further align the Grantee’s personal financial interests with those of the Corporation’s stockholders, the Corporation wishes to award the Grantee an option to purchase the number of Share(s) of the Corporation’s Common Stock set forth below, subject to the restrictions and on the terms and conditions contained in the Plan and this Agreement.
NOW, THEREFORE, in consideration of these premises and the agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:
1.    Award of Option. This Agreement evidences the grant to the Grantee of an option (the “Option”) to purchase $amount$ shares of the Corporation’s Common Stock (the “Option Shares”). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the Plan, which terms and provisions are incorporated herein by this reference. Except as otherwise specified herein or unless the context herein requires otherwise, the terms defined in the Plan will have the same meanings herein.
2.    Nature of the Option. The Option is intended to be an incentive stock option as described by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the maximum extent permissible under the Code. To the extent that the Option does not qualify as an incentive stock option, the Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
3.    Date of Grant; Term of Option. The Option was granted on $grantdate$ (the “Effective Date”) and may not be exercised later than the tenth anniversary of that date, subject to earlier termination in accordance with Section 14 of the Master Plan.
4.    Option Exercise Price. The Exercise Price of the Option is $price$ per Option Share, which amount is intended to be at least equal to the Fair Market Value per Share on the Effective Date.

5.    Exercise of Option. Unless otherwise determined by the Corporation in accordance with the Plan, the Option will become exercisable only in accordance with the terms and provisions of the Plan and this Agreement, as follows:
(a)    Vesting. The commencement date of the vesting schedule is $date$ (the “Commencement Date”). For the avoidance of doubt, in cases where the Commencement Date precedes the Effective Date, the Grantee will be credited with vesting as if the Option had begun to vest on the Commencement Date. The Option shall become vested and exercisable as follows: (i) 1/4 of the Option (rounded down) shall vest on the first anniversary of the Commencement Date (the “First Anniversary”); and (ii) thereafter, 1/48 of the Option (rounded down) shall vest at the end of each subsequent month following the First Anniversary over a period of 36 months following the First Anniversary. Grantee is aware of the fact that upon termination of Grantee’s employment in the Corporation or any of its Affiliated Corporations, Grantee shall not have a right to the Option, except as specified in the Plan.
(b)    Method of Exercise. The Grantee may exercise the Option by providing written notice to the Corporation stating the election to exercise the Option in accordance with Section 10 of the Master Plan.
(c)    Partial Exercise. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to a whole number of Option Shares.
(d)    Restrictions on Exercise. The Option may not be exercised, and any purported exercise will be void, if the issuance of the Option Shares upon such exercise would constitute a violation or breach of (i) any of the provisions set forth this Agreement and/or in the Plan; or (ii) any applicable law, regulation or exchange listing requirement. The Board may from time to time modify the terms of this Option or impose additional conditions on the exercise of this Option as it deems necessary or appropriate to facilitate compliance with the Plan and/or any applicable law, regulation or exchange listing requirement. As a further condition to the exercise of the Option, the Corporation may require the Grantee to make any representation or warranty as may be required by or advisable under the Plan and/or any applicable law or regulation.
6.    Investment Representations. The Grantee represents and warrants to the Corporation that the Grantee is acquiring the Option (and upon exercise of the Option, will be acquiring the Option Shares) for investment for the Grantee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.
7.    Non-Transferability of Option and Option Shares. The Grantee hereby acknowledges and agrees that the Option and any Shares acquired pursuant to exercise of the Option are subject to the transfer, repurchase and other restrictions as set forth in Plan.
8.    Tax Consequences. The Corporation does not represent or warrant that this Option (or the purchase or sale of the Option Shares subject hereto) will be subject to any particular tax treatment. The Grantee acknowledges that the Grantee has reviewed with the Grantee’s own tax advisors the tax treatment of this Option (including the purchase and sale of

Option Shares subject hereto) and is relying solely on those advisors in that regard. The Grantee understands that the Grantee (and not the Corporation) will be responsible for the Grantee’s own tax liabilities arising in connection with this Option.
9.    Share Legends. The following legend will be placed on any certificate evidencing an Option Share, in addition to any other legend that may be required pursuant to applicable law, the Plan, or otherwise:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INCENTIVE STOCK OPTION AWARD AGREEMENT ENTERED INTO BETWEEN THE ORIGINAL HOLDER OF THESE SHARES AND KALTURA, INC. AND THE 2017 EQUITY INCENTIVE PLAN OF KALTURA, INC. AND ALL EXHIBITS ATTACHED THERETO (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS). A COPY OF THAT AGREEMENT AND THE PLAN IS ON FILE IN THE PRINCIPAL OFFICES OF KALTURA, Inc. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF Kaltura, Inc.
10.    Joinder.
(a)    Without derogating from the provisions of the Plan, the Grantee hereby acknowledges and agrees that until an IPO, in the event that stockholders of the Corporation holding at least a majority of the voting power in the Corporation accept an offer to sell all of their stock in the Corporation and such sale of stock transaction is conditioned upon the sale of all remaining stock of the Corporation to such third party (a "Sale of Stock Transaction"), then, the Grantee shall, if so requested by the Board (which request shall notify the Grantee of such Sale of Stock Transaction), sell his/her Option Shares and/or Options in such Sale of Stock Transaction, on the same terms subject however to any applicable liquidation preferences (provided that (i) with respect to unexercised Options, the Exercise Price shall be deducted from the purchase price paid for the Option Shares in such transaction; and (ii) the proceeds of such Sale of Stock Transaction shall be allocated in accordance with the distribution preferences provisions of the Corporation’s Certificate of Incorporation, as may be amended from time to time).
(b)    In addition, without derogating from the generality of the provisions set forth in the Irrevocable Proxy attached hereto, the Grantee agrees to: (a) refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such proposed transaction; (b) take all necessary and desirable actions approved by the Board in connection with the consummation of the Sale of Stock Transaction, including the execution of such agreements and such instruments and other actions reasonably necessary to (I) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Sale of Stock Transaction and (II) effectuate the allocation and distribution of the aggregate consideration upon the Sale of Stock Transaction; and (c) to execute and deliver all related documentation and take such other action in support of the proposed transaction as shall reasonably be requested by the Board.
11.    Market Stand-Off.
(a)    The Grantee hereby agrees that in connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), including the Corporation’s IPO, Grantee (and the Grantee’s Permitted Transferee (as such term is defined in the Sub-Plan), if any) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares delivered to Grantee upon the exercise of the Option without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters, but in no event greater than 180 days (the “Market Stand-Off Period”). In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to any Option Shares delivered to Grantee upon the exercise or vesting of the Option until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of this Section 11. This Section 11 shall not apply to shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Section 11 only if the directors and officers of the Corporation are subject to similar arrangements.
(b)    In addition, if any managing underwriter or book runner of any such offering or registration (the “Underwriter”) requests, the Grantee will execute and deliver to the Underwriter such documents, agreements, and instruments that the Underwriter shall reasonably require to enable the Underwriter to obtain the benefit of the Market Stand-Off during the Market Stand-Off Period. In connection with the foregoing, the Grantee hereby appoints the Corporation’s Chief Executive Officer, or any other person designated by the Board, as the Grantee’s attorney-in-fact, with full power of substitution, to execute and deliver all documents, agreements and instruments to be executed and delivered by the Grantee, and to take all actions to be taken by the Grantee in each case in connection with effecting any Market Stand-Off.
12.    Early Disposition of Option Shares. Subject to the fulfillment by the Grantee of any conditions limiting the disposition of the Option Shares, the Grantee agrees that if the Grantee disposes of any Option Shares before the later of (i) the first anniversary of the date on which the Option Shares are transferred to the Grantee and (ii) the second anniversary of the

Effective Date, then the Grantee will notify the Corporation in writing within 30 days after the date of such disposition.
13.    The Plan. The Grantee has received a copy of the Plan, which includes the Sub-Plan, (a copy of which is attached hereto), has read the Plan and is familiar with its terms, and hereby accepts the Option subject to the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board with respect to questions arising under the Plan or this Agreement.
14    Proxy. As condition to the grant of any Option, Grantee hereby agrees to execute and deliver an Irrevocable Proxy, substantially in the form attached hereto, covering the Option Shares in accordance with the terms and conditions of the Plan.
15.    Stockholder Agreements. As a condition to the exercise of any Option, upon request of the Board, Grantee shall agree in writing to be bound by the terms and provisions of any agreements among the stockholders of the Corporation which are applicable to the holders of shares of Common Stock, including, without limitation, any restriction on transfer of shares of Common Stock of the Corporation and to the extent requested by the Board Grantee undertakes to execute and deliver an additional counterpart signature page to such agreement(s) in a form acceptable to the Board.
16.    Withholding. All taxable distributions under the Agreement are subject to withholding of all applicable taxes, and the Corporation conditions any payment, exercise, disposition or other distribution to the Grantee under the Agreement on satisfaction of the applicable withholding obligations, if any.
17.    Rights of Grantee. Without derogating from the provisions of Section 19 of the Plan, nothing contained herein shall be construed to confer upon the Grantee any right to remain in the service of the Corporation and/or of any Affiliated Corporation or derogate from any right of the Corporation and/or any Affiliate Corporation to retire, request the resignation of, or discharge the Grantee at any time, with or without cause. The rights of the Grantee are limited to those expressed herein and in the Plan and are not enforceable against the Corporation except to the extent set forth herein.
18.    Entire Agreement. This Agreement, together with the Plan, represents the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement, written or otherwise, relating to the subject matter hereof.
19.    Amendment. Except as otherwise provided in the Plan or herein or as would otherwise not have a material adverse effect on the Grantee, this Agreement may only be amended by a writing signed by each of the parties hereto.
20.    Governing Law. This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.

21.    Execution. This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which will be deemed an original, and all of which together shall be deemed to be one and the same instrument.
[This space intentionally left blank; signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by each party on the date indicated below, respectively.

Kaltura, Inc.

CEO
Title

$grantsignaturedate$
Date

GRANTEE

$grantee$

Address

$grantsignaturedate$
Date
THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO KALTURA, Inc. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

IRREVOCABLE PROXY
TO VOTE SHARES OF KALTURA, INC.
The undersigned (the “Holder”), as the beneficial holder of securities of Kaltura, Inc., a Delaware corporation (the “Company”), does hereby irrevocably appoints Ron Yekutiel, the Chief Executive Officer of the Company, or, in his absence, any other representative who shall be appointed by the Board of Directors of the Company in accordance with the Company's 2017 Equity Incentive Plan (the “Attorney-In-Fact”), as a true and lawful attorney-in-fact, in the Holder’s place and stead, to act, as Holder’s proxy, including, without limitation, to vote and exercise all voting power and other rights, including, without limitation, any contractual rights and rights under applicable law (to the full extent that the Holder is entitled to do so), with respect to all matters arising in connection with any action affecting or relating to all of the shares of the Company which the Holder holds or other shares or securities of the Company's capital stock which the Holder hereafter in the future may hold, actually or constructively, directly or indirectly (the “Shares”), and any and all other shares or equity securities of the Company issued or issuable to the Holder in respect of the Shares, on or after the date hereof, including as a result of any change, by subdivision or combination in any manner of the Company’s capital stock or by the making of a share dividend on or after the date hereof (collectively, the “Securities”), including, without limitation, the right, on the Holder’s behalf and subject to any applicable law, to:
(v)    execute any agreement, waiver, amendment, consent or any other document, including, without limitation, any stockholders’ agreements and any amendment thereof, waivers of rights of first refusal, anti-dilution rights, rights to first offer, rights of co-sale, pre-emptive rights, bring-along rights and such other similar waivers, if and to the extent applicable, all in connection with the Securities;
(vi)    attend and to vote in all stockholders’ meetings of the Company (including, without limitation, the right to receive, in the name and on behalf of the Holder, any and all materials, information, notices, invitations and/or other communications provided to stockholders of the Company), or execute and deliver written consents pursuant to applicable law, with respect to the Securities, in the same manner and with the same effect as if the Holder was personally present at any such meeting or voting such Securities or personally acting on any matters submitted to the Company’s stockholders for approval or consent, giving and granting to said Attorney-In-Fact full power and authority to do and perform each and every act and thing whether necessary or desirable that may be done as its Attorney-In-Fact in relation to the Securities, other than to sell or transfer the Securities without the prior written consent of the Holder, provided, however, that no such consent shall be required, and the Attorney-In-Fact shall have the right to sell or transfer the Securities without the prior written consent of the Holder, in the event of a Sale of Stock Transaction or in the event of any other Merger Transaction (as defined in the Company's 2017 Equity Incentive Plan).
Unless instructed otherwise by the Board of Directors of the Company, the Attorney-In-Fact shall vote the Securities in a manner pro-rata to the votes of the other voting shares, such that the votes of the Securities shall not affect the end result of the vote.
This Proxy is irrevocable as it may affect rights of third parties. This Proxy shall remain in effect until the completion of an initial public offering of the shares of the Company. As long as this proxy is in effect, any and all voting rights of the undersigned may have with respect to the Securities shall be exercised exclusively by this proxy. The undersigned hereby ratifies and confirms all that said Attorney-In-Fact shall do or cause to be done by virtue of and in accordance with the terms and conditions of this Proxy. The Attorney-In-Fact shall not have or incur any liability whatsoever by reason of any act or omission of the Attorney-In-Fact, in accordance with this Proxy, whether based upon mistake of fact or law, error of judgment, negligence or otherwise, on condition only that the said acts or omissions are: (i) not in gross negligence; and/or (ii) not willful acts or omissions. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This proxy shall survive the transfer of Securities and be binding upon any transferee, until duly replaced by a similar power of attorney executed by the transferee. The Company is an intended third party beneficiary of this proxy.

KALTURA, INC.- 2017 EQUITY INCENTIVE PLAN
1.    Definitions
As used herein the following terms shall have the meanings set forth below, unless the context clearly indicates to the contrary.
1.25    “Affiliated Corporation” – any present or future entity (a) which holds a controlling interest in the Corporation; (b) in which the Corporation holds a controlling interest; (c) in which a controlling interest is held by another entity, who also holds a controlling interest in the Corporation; or (d) which has been designated an “Affiliated Corporation” by resolution of the Board.
1.26    “Award” – any right granted to a Grantee under the Plan, including an Option, a SAR, or a Restricted Stock Award.
1.27    “Award Agreement” – with respect to any Grantee – a written agreement or written instrument, executed by and between the Corporation and the Grantee, setting forth the terms and conditions with respect to the Award.
1.28    “Base Price” – the price at which a SAR is set at grant.
1.29    “Board” – the Board of Directors of the Corporation.
1.30    “Cause” – as defined in Section 14.3 below.
1.31    “Common Stock” – see “Share(s)”.
1.32    “Corporation” – Kaltura, Inc., a Delaware corporation.
1.33    “Date of Grant” – the date determined by the Board to be the effective date of the grant of an Award to a Grantee, or, if the Board has not determined such effective date, the date of the resolution of the Board approving the grant of such Award.
1.34    “Exercise Notice” – as defined in Section 10.2 below.
1.35    “Exercise Period” – as defined in Section 10.1 below.
1.36    “Exercise Price” – the price to be paid for the exercise of each Option.
1.13    “Expiration Date” – as defined in Section 7.3 below with respect to Options or Section 8.4 below with respect to SARs.
1.14    “Fair Market Value” – as of any date, the value of a Share determined as follows:
(i)    If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;
(ii)    If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or
(iii)    In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board, based upon such factors as the Board may deem relevant.
1.15    “Grantee” – a person or entity to whom an Award is granted.
1.16    “IPO” – an initial public offering of securities of the Corporation in a recognized stock exchange market or the listing thereof on NASDAQ or another recognized automated quotation system.
1.17    “Law” – federal, state and/or foreign, laws, rules and/or regulations and/or rules, regulations, guidelines and/or requirements of any relevant securities and exchange and/or tax commission and/or authority and/or any relevant stock exchange or quotations systems.
1.18    “Mandatory Law” – provisions of Law which may not be contrarily addressed or regulated by the determination and/or consent of the Corporation and/or other parties.
1.19    “Merger Transaction” – any Acquisition or Assets Transfer )as such terms are defined in the Certificate of Incorporation of the Corporation) and/or any other similar or parallel definition as defined in and determined pursuant to the Certificate of Incorporation of the Corporation, excluding any Structural Change or Spin-off Transaction (each as defined below), and including, for the avoidance of doubt, (i) a sale of all or substantially all of the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries; or (ii) a sale of all or substantially all of the shares of the share capital of the Corporation whether by a single transaction or a series of related transactions which occur either over a period of 12 months or within the scope of the same acquisition agreement; or (iii) a merger, consolidation or like transaction of the Corporation with or into another corporation but excluding a merger which falls within the definition of Structural Change.
1.20    “Option(s)” – an option(s) granted within the framework of this Plan, each of which imparts the right to purchase one Share.
1.21    “Plan” – this 2017 Kaltura, Inc. Equity Incentive Plan, as may be amended from time to time.
1.22    “Repurchase Right” – as defined in Section 14.3 below.

1.23    “Restricted Period” – the period during which an Award of Restricted Stock is unvested and subject to forfeiture.
1.24    “Restricted Stock” – restricted Shares granted under the Plan and subject to the vesting schedule and all other terms and conditions contained herein and in the relevant Award Agreement.
1.25    “SAR(s)” – a stock appreciation right awarded under the Plan and subject to the terms and conditions contained herein and in the relevant Award Agreement.
1.26     “Service” – means a Grantee’s employment or engagement by the Corporation or an Affiliated Corporation, in a scope of at least the scope of the position such Grantee was employed or engaged at the time of grant of the Award or such other scope of employment or engagement approved by the Board. A Grantee’s Service shall not be deemed terminated or interrupted solely as a result of a change in the capacity in which the Grantee renders Service to the Corporation or an Affiliated Corporation (i.e., as an employee, officer, director, consultant, etc.); nor shall it be deemed terminated or interrupted due solely to a change in the identity of the specific entity (out of the Corporation and its Affiliated Corporations) to which the Grantee renders such Service, provided that there is no actual interruption or termination of the continuous provision by the Grantee of such Service to any of the Corporation and its Affiliated Corporations in any scope of employment or engagement approved by the Board. Furthermore, a Grantee’s Service with the Corporation or Affiliated Corporation shall not be deemed terminated or interrupted as a result of any military leave, sick leave, or other bona fide leave of absence taken by the Grantee and approved by the Corporation or such Affiliated Corporation by which the Grantee is employed or engaged, as applicable; provided, however, that if any such leave exceeds ninety (90) days, then on the ninety-first (91st) day of such leave the Grantee’s Service shall be deemed to have terminated unless the Grantee’s right to return to Service with the Corporation or such Affiliated Corporation is secured by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Corporation or Affiliated Corporation, as the case may be, or required by Law, time spent in a leave of absence shall not be treated as time spent providing Service for the purposes of calculating accrued vesting rights under the vesting schedule of the Options. Without derogating from the aforesaid, the Service of a Grantee to an Affiliated Corporation shall also be deemed terminated in the event that such Affiliated Corporation for which the Grantee performs Service ceases to fall within the definition of an “Affiliated Corporation” under this Plan, effective as of the date said Affiliated Corporation ceases to be such. In all other cases in which any doubt may arise regarding the termination of a Grantee’s Service or the effective date of such termination, or the implications of absence from Service on vesting, the Corporation, in its discretion, shall determine whether the Grantee’s Service has terminated and the effective date of such termination and the implications, if any, on vesting.
1.27    “Share(s)” – Share(s) of the Corporation’s Common Stock, US $0.0001 par value each, to which, subject to the provisions herein, are attached the rights specified in the

Corporation’s Certificate of Incorporation and By-Laws, as may be amended from time to time.
1.28    “Sub-Plan” – any supplements or sub-plans to the Plan adopted by the Board, applicable to Grantees employed in a certain country or region or subject to the Laws of a certain country or region, as deemed by the Board to be necessary or desirable to comply with the Laws of such region or country, or to accommodate the tax policy or custom thereof, which, if and to the extent applicable to any particular Grantee, shall constitute an integral part of the Plan.
2.    The Plan
2.1    Purpose
The purpose and intent of the Plan is to advance the interests of the Corporation by affording to selected employees, officers, directors, consultants and other service providers of the Corporation or Affiliated Corporations an opportunity to acquire a proprietary interest in the Corporation or to increase their proprietary interest therein, as applicable, by the grant in their favor, of Awards, thus providing such Grantee an additional incentive to become, and to remain, employed or engaged by the Corporation or Affiliated Corporation, as the case may be, and encouraging such Grantee’s sense of proprietorship and stimulating his or her active interest in the success of the Corporation and the Affiliated Corporation by which such Grantee is employed or engaged.
2.2    Effective Date and Term
The Plan shall become effective as of the day it was adopted by the Board, and shall continue in effect until the earlier of (a) its termination by the Board; or (b) the date on which all of the Shares available for issuance under the Plan have been granted and exercised; or (c) the lapse of ten (10) years from the date the Plan is adopted by the Board.
3.    Administration
3.1    This Plan and any Sub-Plans shall be administered by the Board. The Board may appoint a committee of the Board, consisting of not less than two (2) members of the Board, which, subject to any applicable Mandatory Law, and the resolution of the Board, may have all of the powers of the Board granted herein. Subject to the above, the term “Board” whenever used herein, shall mean the Board or such appointed committee, as applicable. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and, thereafter, directly administer the Plan. Members of the Board or committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the committee during which action is taken with respect to the granting of an Award to him or her. The committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the committee shall be valid acts of the committee.
3.2    Unless specifically required otherwise under applicable Mandatory Law, the Board shall have sole and full discretion and authority, without the need to submit its determinations or actions to the stockholders of the Corporation for their approval or authorization, to administer the Plan and any Sub-Plans, and all actions related thereto, including, without limitation, the performance, at any time and from time to time, of any and all of the following:
3.2.1    the designation of Grantees;
3.2.2    the determination of the terms of each Award (which need not be identical), including without limitation the number and type of Award to be granted in favor of each Grantee, the vesting schedule and Exercise Price or Base Price, as applicable, thereof, and the documents to be executed by the Grantee;
3.2.3    the determination of the terms and form of the Award Agreements (which need not be identical), whether a general form or a specific form with respect to a certain Grantee;
3.2.4    the modification or amendment of the Exercise Period, Restricted Period, restrictions, vesting schedules (including by way of acceleration) and/or of the Exercise Price or Base Price of Awards, including without limitation the reduction thereof, either prior to or following their grant; the repricing of any Award or any other action which is or may be treated as repricing under generally accepted accounting principles; the grant to the holder of an outstanding Award, in exchange for such Award, of a new Award having a purchase price, if any, equal to, lower than or higher than the Exercise Price or Base Price, if any, provided in the Award so surrendered and canceled, and containing such other terms and conditions as the Board may prescribe;
3.2.5    any other action and/or determination deemed by the Board to be required or advisable for the administration of the Plan and/or any Sub-Plan or Award Agreement;
3.2.6    the determination, based upon the relevant information, of the Fair Market Value of the Shares, and the mechanism of such determination;
3.2.7    the interpretation of the Plan, any Sub-Plans, and the Award Agreements;
3.2.8    to determine whether, to what extent, and under what circumstances an Award and/or the underlying Share may be settled, canceled, forfeited, exchanged, or surrendered and to determine any other matter which is necessary or desirable for, or incidental to, administration of this Plan;
3.2.9    to determine if and how Awards and Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are vested and free from vesting restrictions)

shall be treated in connection with, or in the framework of, a Merger Transaction, as further detailed in Section 11 below;
3.2.10    to determine how any treatment of Awards may be made subject to any payment or escrow arrangement, or any other arrangement determined within the scope of a Merger Transaction in relation to the Shares of the Corporation;
3.2.11    the adoption of Sub-Plans, including without limitation the determination, if the Board sees fit to so determine, that to the extent any terms of such Sub-Plan are inconsistent with the terms of this Plan, the terms of such Sub-Plan shall prevail; and
3.2.10    the extension of the period of the Plan or any Sub-Plans.
3.3    The Board may, in its sole discretion, without stockholder approval or approval of any Grantee, amend, modify (including by adding new terms and rules), and/or cancel or terminate this Plan, any Sub-Plans, and any Awards granted under this Plan or any Sub-Plans, any of their terms, and/or any rules, guidelines or policies relating thereto provided, however, that without the consent of an affected Grantee, no such amendment, modification, cancellation, or termination of any outstanding grant may materially and adversely affect the rights of such Grantee. Notwithstanding the foregoing material amendments to the Plan or any Sub-Plans (but not the exercise of discretion under the Plan or any Sub-Plans) shall be subject to stockholder approval to the extent so required by applicable Mandatory Law.
3.4    All elections and transactions under the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), involving Shares are intended to comply with any applicable condition under Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions (“Rule 16b-3”). The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. If the Corporation is a reporting company under the Exchange Act, the selection of a “director” or an “officer” (as such terms are defined for purposes of Rule 16b-3) as a Grantee, the timing of the grant of the Award, the Exercise Price or Base Price, if any, or sale price of the Award and the number of Awards which may be granted to such “director” or “officer” shall be determined either (i) by the Board, of which all members shall be “disinterested persons” (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be “disinterested persons.” For the purposes of the Plan, a director shall be deemed to be “disinterested” only if such person qualifies as a “disinterested person” within themeaning of Rule 16b-3 of the Exchange Act, as such terms are interpreted from time to time. Those provisions of the Plan that expressly refer to Rule 16b-3 or which are required in order for certain transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act.

3.5    Unless otherwise determined by the Board, subject to the provisions set forth in Section 3.3, any amendment or modification of this Plan and/or any applicable Sub-Plan and/or Award Agreement shall apply to the relationship between the Grantee and the Corporation; and such amendment or modification shall be deemed to have been included, ab initio, in the Plan and any such applicable Sub-Plan and/or Award Agreement, and shall have full force and effect with respect to the relationship between the Corporation and the Grantee.
3.6    Termination of the Plan or any Sub-Plan, shall not affect the Board’s ability to exercise its powers with respect to Awards granted under the Plan prior to the date of such termination.
3.7    The Board, their members and any person designated above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable Law, no officer of the Corporation or member or former member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. To the maximum extent permitted by applicable Law and the Certificate of Incorporation and ByLaws of the Corporation and to the extent not covered by insurance, each officer and member or former member of the Board shall be indemnified and held harmless by the Corporation against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Corporation) or liability (including any sum paid in settlement of a claim with the approval of the Corporation), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may otherwise have. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.
3.8    In any event that the Corporation will be required to issue to a Grantee a fraction of Shares upon exercise of Awards, the Corporation will not issue fraction of Shares and the number of Shares issued upon such exercise shall be rounded down to the closest number of Shares.
4.    Eligibility
The persons eligible for participation in the Plan as Grantees include employees, officers, directors, consultants, and other service providers of the Corporation or any Affiliated Corporation (including persons who are responsible for or contribute to the management, growth or profitability of, or who provide substantial services to, the Corporation or any Affiliated Corporation), and any person who has been offered employment by the Corporation or any Affiliated Corporation, provided that such prospective employee may not receive any payment or exercise any right to an Award until such person has commenced employment with the Corporation or any Affiliated Corporation. The Board, in its sole discretion shall select from time to time the individuals, from among the persons eligible to participate in the Plan, who shall receive Awards. In determining the persons in favor of whom Awards are to be granted, the number of Awards to be granted thereto and the terms of such grants, the Board may take into account the nature of the services rendered by such person, his/her present and future potential contribution to the Corporation or to the Affiliated Corporation by which he/she is employed or engaged, and such other factors as the Board in its discretion shall deem relevant.
5.    Award Pool
5.1    The total number of authorized but unissued Shares available for grant under this Plan, subject to adjustment as set forth in Sections 5.2 and 17 below, shall be 1,544,209 and 4,000,000 Shares may be issued as Incentive Stock Options (as such term is defined in the US Sub-Plan).
5.2    The Corporation shall at all times until the expiration or termination of this Plan keep reserved a sufficient number of Shares to meet the requirements of this Plan. Any of such Shares which, as of the expiration or termination of this Plan, remain unissued and not subject to outstanding Awards, shall at such time cease to be reserved for the purposes of this Plan. Should any Award (or any award granted under the Corporation’s 2007 Stock Option Plan or 2007 Israeli Share Option Plan (together the “2007 Plans”)) for any reason expire or be canceled prior to its issuance, settlement, or exercise or relinquishment in full, such Award (or any such award granted under the 2007 Plans) may then be available for grant under this Plan.
5.3    Awards that may be granted under the Plan include: Options, SARs, and Restricted Stock.
6.    Grant of Awards
6.1    The Awards may be granted for no consideration or in consideration of the past or future Service (as defined below) the Grantee performed or is expected to perform.
6.2    Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement.
6.3    Each Grantee shall be required to execute, in addition to the Award Agreement, any and all other documents required by the Corporation or any Affiliated Corporation, whether before or after the grant of the Award (including without limitation the Proxy (as such term is defined below), any customary documents and undertakings towards any trustee, if applicable, and/or any tax authorities). Notwithstanding anything to the contrary in this Plan or in any Sub-Plan, no Award shall be deemed granted unless all documents required by the Corporation or any Affiliated Corporation to be signed by the Grantee prior to or upon the grant of such Award, shall have been duly signed and delivered to the Corporation or such Affiliated Corporation.

7.    Terms of Options
Award Agreements between the Corporation and a Grantee evidencing the Award of Options will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of Options granted thereunder and the substance of all of the following provisions:
7.1    Exercise Price. The Exercise Price for each Grantee shall be as determined by the Board and specified in the applicable Award Agreement; provided however that unless otherwise determined by the Board (which determination shall not require stockholder approval unless so required in order to comply with the provisions of applicable Mandatory Law), the Exercise Price shall not be less than the Fair Market Value of the Shares at the date of the grant of the Options. Without derogating from and in addition to the provisions of Section 23 of the Plan, the Exercise Price shall be denominated in the currency of the primary economic environment of, in the Board’s sole discretion, either the Corporation or the Grantee (that is the functional currency of the Corporation or the currency in which the Grantee is paid).
7.2    Vesting. The Options shall vest and become exercisable according to the vesting schedule and/or subject to certain other conditions (including without limitation achievement of milestone and/or subject to performance as determined by the Board) to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement.
The Board shall be entitled, but not obligated, in its sole discretion, to accelerate, in whole or in part, the vesting schedule, and/or any other condition to the vesting, of any Option, including, without limitation, in connection with a Merger Transaction and/or an IPO.
7.5    Expiration Date. Unless expired earlier pursuant to either Section 10.1 or Section 14 below, and unless otherwise determined in the Award Agreement, unexercised Options shall expire and terminate and become null and void upon the lapse of 10 (ten) years from the Date of Grant (as applicable, the “Expiration Date”).
8.    Terms of SARs
Award Agreements between the Corporation and a Grantee evidencing the Award of SARs will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of SARs granted thereunder and the substance of all of the following provisions:

8.1    Terms and Conditions. Each SAR shall entitle the Grantee to receive, upon exercise of the SAR, a payment equal to the excess, if any, of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of the SAR. Such payment may be made in cash, in shares of Common Stock, in Restricted Stock or in any combination of the foregoing, as the Board shall determine in its sole discretion; provided, however, that payment upon exercise of a SAR shall be made in shares of Common Stock unless otherwise specified in the relevant Award Agreement. SARs shall be subject to the terms and conditions set forth in the Plan, any applicable Sub-Plan and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan or the applicable Sub-Plan and as the Board shall set forth in the relevant Award Agreement.
8.8    Base Price. The Base Price of a SAR shall be determined by the Board at the time of grant; and specified in the applicable Award Agreement; provided however that unless otherwise determined by the Board (which determination shall not require stockholder approval unless so required in order to comply with the provisions of applicable Mandatory Law), the Base Price shall not be less than the Fair Market Value of the Shares at the date of the grant of the SAR. Without derogating from and in addition to the provisions of Section 23 of the Plan, the Base Price shall be denominated in the currency of the primary economic environment of, in the Board’s sole discretion, either the Corporation or the Grantee (that is the functional currency of the Corporation or the currency in which the Grantee is paid).
8.9    Vesting. The SARs shall vest (become exercisable) according to the vesting schedule to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement. The Board shall be entitled, but not obligated, at its sole discretion, to accelerate, in whole or in part, the vesting schedule of any SAR, including, without limitation, in connection with a Merger Transaction and/or an IPO.
8.10    Expiration Date. Unless expired earlier pursuant to the Plan, and unless otherwise determined in the Award Agreement, unexercised SARs shall expire and terminate and become null and void upon the lapse of 10 (ten) years from the Date of Grant (as applicable, the “Expiration Date”).
9.    Terms of Restricted Stock Awards
Award Agreements between the Corporation and a Grantee evidencing an Award of Restricted Stock will be in such form approved by the Board, which may be a general form or a specific form with respect to a certain Grantee.
Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law) and provided accordingly in the applicable Award Agreement, such Award Agreement shall set forth, by appropriate language, the number of Shares of Restricted Stock granted thereunder and the substance of all of the following provisions:

9.1    Terms and Conditions. An Award of Restricted Stock is a grant of shares of Common Stock, subject to such restrictions, terms and conditions as the Board deems appropriate, and/or as set forth in the applicable Sub-Plan or Award Agreement.
9.2    Vesting. The Restricted Stock shall vest according to the vesting schedule to be determined by the Board with respect to any specific grant, and provided accordingly in the applicable Award Agreement.
The Board shall be entitled, but not obligated, in its sole discretion, to accelerate, in whole or in part, the vesting schedule of any Award of Restricted Stock, including, without limitation, in connection with a Merger Transaction and/or an IPO.
9.3    Shareholder Rights. During the Restricted Period, a Grantee shall have such rights with respect to the Shares underlying such grant, including voting and dividend rights, as the Board deems appropriate, and/or as set forth in the applicable Sub-Plan or Award Agreement.
10.    Exercise of SARs and Options
10.5    Exercise Period. Each Option and/or each SAR shall be exercisable from the date upon which it becomes vested until the Expiration Date of such Option or SAR, as applicable, in each case, subject to the provisions set forth in this Plan, the applicable Sub-Plan and the Award Agreement (the “Exercise Period”).
10.6    Exercise Notice and Payment. Vested Options and vested SARs may be exercised at one time or from time to time during the Exercise Period, by giving a written notice of exercise (the “Exercise Notice”) to the Corporation, at its principal offices, in accordance with the following terms, or such other procedures as shall be determined from time to time by the Board and notified in writing to the Grantees:
(a)    The Exercise Notice must be signed by the Grantee and must be delivered to the Corporation, prior to the termination of the Options or SARs, as applicable, by certified or registered mail - return receipt requested, with a copy delivered to the Chief Financial Officer (or such other authorized representative) of the Affiliated Corporation with which the Grantee is employed or engaged, if applicable.
(b)     The Exercise Notice will specify the number of vested Options and/or vested SARs, as applicable, being exercised.
(c)    The Exercise Notice will be accompanied by payment in full of the Exercise Price for the exercised Options (however, unless otherwise provided by the Board or in the Award Agreement, no payment would be necessary to exercise a SAR) and by such other representations and agreements as required by the Corporation with respect to the Grantee’s investment intent regarding the exercise. Payment will be made by wire transfer or by personal check or cashier’s check payable to the order of the Corporation or at the discretion of the Board, payment of such other lawful consideration as the Board may, in its sole discretion, determine (such as, by way of example, cashless exercise or the typical exercise of a SAR), provided however, that in case of payment by check, the Award shall not be deemed exercised, and the Corporation shall not issue the Shares in respect thereof, until the check shall have been fully and irrevocably honored by the bank on which it was drawn. The Corporation shall then reasonably promptly deliver the certificate(s) representing the Shares as to which such Options and/or SARs were exercised to the Grantee or to a Trustee, if applicable; provided that with respect to SARs the consideration for exercise may be in such other form as provided in a Sub-Plan, in the Award Agreement and/or as provided by the Board). In determining what constitutes “reasonably promptly,” it is expressly understood that, in addition to that stated in Section 12 below, the issuance of the Shares and delivery of the certificate(s) representing such Shares may be delayed by the Corporation in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Corporation to take any action with respect to the Shares prior to their issuance.
11.    Treatment of Awards Upon Certain Transactions
11.1    Notwithstanding anything to the contrary contained in this Plan and/or in any Sub-Plan, in the event of a Merger Transaction, any and all outstanding and unexercised, unvested Awards (including, without limitation, outstanding and unexercised unvested Options and SARs and Restricted Stock that are subject to vesting) will be cancelled and forfeited for no consideration, unless determined otherwise by the Board.
11.2    Without derogating from the generality of the foregoing, in the event of a Merger Transaction the Board in its sole and absolute discretion may, without obtaining any of the Grantees’ consent and without any notice requirement, decide in connection with a Merger Transaction, as follows:
(i) if and how the unvested Awards will be cancelled, forfeited, exchanged, assumed, replaced, substituted (including, if applicable, for a successor entity award), repurchased or accelerated including determining that all outstanding and unexercised, unvested Awards shall be cancelled for no consideration upon a Merger Transaction;
(ii) if and how vested Awards (including Awards with respect to which the vesting period has lapsed and/or been accelerated) will be exercised, exchanged, assumed, replaced, substituted (including, if applicable, for a successor entity award), forfeited, repurchased and/or sold by the Grantee, including determining that all un-exercised vested Awards shall be cancelled for no consideration upon a Merger Transaction;
(iii) how Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are free from vesting restrictions) shall be replaced and/or sold by the Grantee and/or substituted (including, if applicable, for a successor entity share); and
(iv) how any treatment of Awards and Shares issued upon exercise of Awards (including, with respect to Restricted Stock, Shares that are free from vesting restrictions) may be made subject to any payment or escrow arrangement, or any other arrangement determined within the scope of the Merger Transaction in relation to the Shares of the Corporation.

11.3    In the case of assumption and/or substitution of Awards, appropriate adjustments shall be made so as to reflect such action and all other terms and conditions of the Award Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Board, which determination shall be at its sole discretion and final. The grant of any substitutes for the Awards to Grantees pursuant to a Merger Transaction, as provided in this section, shall be considered to be in full compliance with the terms of this Plan. The value of the exchanged Awards pursuant to this section shall be determined in good faith solely by the Board, based on the Fair Market Value, and its decision shall be final and binding on all Grantees.
11.4    For the purposes of this section, the mechanism for determining the assumption or exchange as aforementioned shall be agreed upon between the Board and the successor company.
11.5    Without derogating from the above, in the event of a Merger Transaction the Board shall be entitled, at its sole discretion, to (i) determinate a blackout period in connection with the exercise of Awards; and (ii) require the Grantees to exercise all vested Options and SARs within a set time period and sell all of their Shares underlying such exercised Awards on the same terms and conditions as applicable to the other shareholders selling their Company’s Shares as part of the Merger Transaction as further detailed below.
11.6    Each Grantee acknowledges and agrees that the Board shall be entitled, subject to any applicable Mandatory Law, to authorize any one of its members to sign instrument of transfer, in customary form, in respect of the Shares underlying such Awards held by such Grantee and that such instrument of transfer shall bind the Grantee.
11.6    Despite the aforementioned and for the avoidance of any doubt, if and when the method of treatment of Awards within the scope of a Merger Transaction, as provided above, will in the sole opinion of the Board prevent the consummation of the Merger Transaction, or materially risk the consummation of the Merger Transaction, the Board may determine different treatment for different Awards held by Grantees such that not all Awards will be treated equally within the scope of the Merger Transaction.
11.7    Without derogating from the generality of the above, the Grantee agrees and accepts that until an IPO, in the event that stockholders of the Corporation holding at least a majority of the voting power in the Corporation accept an offer to sell all of their stock in the Corporation and such sale of stock transaction is conditioned upon the sale of all remaining stock of the Corporation to such third party (a “Sale of Stock Transaction”), then, the Grantee shall, if so requested by the Board (which request shall notify the Grantee of such Sale of Stock Transaction), sell his/her Shares and/or Awards in such Sale of Stock Transaction, on the same terms subject however to any applicable liquidation preferences (provided that (i) with respect to vested Options and SARs, the Exercise Price or Base Price, as applicable, shall be deducted from the purchase price paid for the Shares in such transaction; and (ii) i.e., the proceeds of such Sale of Stock Transaction shall be allocated and distributed in accordance with the distribution preferences provisions of the Corporation’s Certificate of Incorporation, as may be amended from time to time).

12.    Conditions of Issuance
12.1    No Options or SARs shall be deemed exercised nor shall any Share be issued in respect of any Award issued or granted hereunder, until the Corporation has been provided with confirmation by the applicable tax authorities or is otherwise under a tax arrangement, which either: (a) waives or defers the tax withholding obligation with respect to such exercise, issuance or vesting and delivery, as applicable if so permitted by Mandatory Law; or (b) confirms receipt of the payment of all the tax due with respect to such exercise; or (c) confirms the conclusion of another arrangement with the Grantee regarding the tax amounts, if any, that are to be withheld by the Corporation or any Affiliated Corporation under Law with respect to such exercise, issuance, or vesting, as applicable, provided that such arrangement is satisfactory to the Corporation. If such confirmations, exemptions or arrangements are not available under the tax subjections of the Grantee, the Corporation shall be entitled to require as a condition of issuance that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. A determination of the Corporation’s legal counsel that a withholding tax is required in connection with the exercise, issuance, or vesting and delivery, as applicable, of an Award shall be conclusive for the purposes of this condition.
12.2    Furthermore, notwithstanding any other provision of this Plan and any Sub-Plan, the Corporation shall have no obligation to issue or deliver Shares under this Plan unless the exercise of the applicable Awards and the issuance and delivery of the Shares underlying the Option and/or SAR or the grant, vesting and delivery of the Restricted Stock complies, in any such case, with, and does not result in a breach of, all applicable Mandatory Law, to the satisfaction of the Corporation in its sole discretion, and the Corporation shall have received, if deemed desirable by the Board, the approval of legal counsel for the Corporation with respect to such compliance. The Corporation may further require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable Law.
12.3    As a condition to the exercise of an Option or SAR or the issuance or delivery of Restricted Stock, the Corporation may require, among other things, that: (a) the Grantee represent and warrant at the time of any exercise or issuance that the underlying Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make such other representations, warranties and covenants as may be reasonably required to comply with and satisfy any qualifications that may be necessary or appropriate, to evidence compliance with applicable Law; (b) a legend be stamped on the certificates representing such underlying Shares indicating that they may not be pledged, sold or otherwise transferred unless an opinion of legal counsel (acceptable by the Corporation’s counsel) stating that such transfer is not in violation of any applicable Law, is provided; and (c) the Grantee execute and deliver to the Corporation such an agreement as may be in use by the Corporation with respect to the applicable securities setting forth certain terms and conditions applicable to the Shares.
12.4    Without derogating from the above and in addition thereto, unless the offering and sale of the Shares to be issued upon the grant, vesting or exercise of an Award shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Corporation shall be under no obligation to issue the Shares underlying an Award unless and until the following conditions have been fulfilled: (i) The Grantee shall warrant to the Corporation, prior to the receipt of such Shares, that s/he is acquiring such Shares for his/her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the Grantee shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing its Shares issued pursuant to such exercise: “The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Corporation shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”; (ii) At the discretion of the Board, the Corporation shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.
12.5    Additionally, without derogating from any other provisions herein and without limiting any of the foregoing, as a further condition to the grant or exercise of an Award, the Grantee shall consent to be bound by any restriction on stockholders rights governed by Section 202 of the General Corporation Law of the State of Delaware, as in effect from time to time, then applicable to a majority of the capital stock of the Corporation (including, without limitation, so-called right of first refusal, drag along and bring along, forced sale), and shall enter and execute any forms of undertaking and/or consent the Corporation shall present to the Grantee to such effect, provided however, that unless otherwise determined by the Board, until such time as the Corporation shall complete an IPO, a Grantee shall not have the right to sell Shares, as further detailed in Section 13 below.
12.6     Stock Certificates for Shares may include one or more legends which the Board deems appropriate to reflect any of the restrictions included in the foregoing. Upon request by the Corporation, the Grantee shall execute any agreement or document evidencing any transfer restrictions prior to the receipt of Shares hereunder, and shall promptly present to the Corporation any and all certificates representing such Shares for the placement on such certificates of appropriate legends evidencing any such transfer restriction.
13.    Transferability
13.1    Neither the Shares nor the Awards are publicly traded.
13.2    Other than by will or laws of descent, neither the Awards nor any of the rights in connection therewith shall be assignable, transferable, made subject to attachment, lien or encumbrance of any kind, and the Grantee shall not grant with respect thereto any power of attorney or transfer deed, whether valid immediately or in the future. For the avoidance of any doubt, during the lifetime of the Grantee, all of such Grantee’s rights to purchase

Shares upon the exercise of his or her applicable Awards shall be exercisable only by the Grantee.
13.3    Notwithstanding any other provision of the Plan, any sale, assignment, transfer, pledged, hypothecated or any other disposition of Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan (including for the avoidance of any doubt, Shares issued upon exercise of Options and SARs and Restricted Stock that is free from any vesting restrictions) shall be subject to (i) the prior written approval of the Board; and (ii) all provisions, restrictions, terms and conditions set forth in the Corporation’s Certificate of Incorporation, By Laws, the Plan, any applicable Sub-Plan, the applicable Award Agreement, and/or any conditions and restrictions determined by the Board. Any disposition of such Shares carried out by Grantee(s) in violation of such provisions, restrictions, terms and conditions shall be null and void. Unless otherwise determined by the Board, in its sole discretion, prior to the Corporation’s IPO, the Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan may not be sold assigned, transferred, pledged, hypothecated or otherwise disposed of, except as stated herein and in the Award Agreement. Any disposition of such Shares carried out by a Grantee before an IPO, without the Board’s prior written approval, shall be null and void.
Any transfer that is not made in accordance with the Plan, any applicable Sub-Plan or the applicable Award Agreement shall be null and void.
13.8     No transfer of a Share or an Award by the Grantee by will or by the laws of descent shall be effective against the Corporation, unless and until: (a) the Corporation shall have been furnished with written notice thereof, accompanied by an authenticated copy of probate of a will together with the will or inheritance order and/or such other evidence as the Board may deem necessary to establish the validity of the transfer; (b) the contemplated transferee(s) shall have confirmed to the Corporation in writing its acceptance of the terms and conditions of the Plan, any applicable Sub-Plan and Award Agreement, with respect to the Share or Award being transferred (including the execution of the proxy referred to in Section 15.2 below), to the satisfaction of the Board; and (c) actual payment of all taxes required to be paid upon such sale and transfer of the Award and/or Shares has been made to the tax assessor, and received confirmation from the tax assessor that all taxes required to be paid upon such sale and transfer have been paid.
13.9    No transfer of a Share or an Award (including for the avoidance of any doubt, Shares issued upon exercise of Options and SARs and Restricted Stock that is free from any vesting restrictions) by a Grantee upon approval by the Board (as set forth in Section 13.3 above) shall be effective against the Corporation, unless and until: (a) the Corporation shall have been furnished with written notice thereof, accompanied by an authenticated copy of transferee and/or such other evidence as the Board may deem necessary to establish the validity of the transfer; (b) the contemplated transferee(s) shall have confirmed to the Corporation in writing its acceptance of the terms and conditions of the Plan, any applicable Sub-Plan and Award Agreement, with respect to the Share or Award being transferred (including the execution of the proxy referred to in Section 15.2 below), to the satisfaction of the Board; and (c) actual payment of all taxes required to be paid upon such sale and transfer of the Award and/or Shares has been made to the tax assessor, and received confirmation from the tax assessor that all taxes required to be paid upon such sale and transfer have been paid; and (d) compliance by the Grantee and the transferee of such Shares with any and all other requirements determined by the Board in connection with such transfer.
14.    Termination of Awards and Repurchase of Shares
14.1    Notwithstanding anything to the contrary, except as otherwise explicitly provided in this Section 14, any Option or SAR granted in favor of any Grantee but not exercised by such Grantee within the Exercise Period and in accordance with the terms of the Plan, any applicable Sub-Plan and the applicable Award Agreement, shall, upon the lapse of the Exercise Period, immediately expire and terminate and become null and void with no further compensation due to the holder.
14.2    Upon the termination of a Grantee’s Service, for any reason whatsoever, any Award granted in favor of such Grantee that is not vested at the time of such termination of Grantee’s Service shall immediately expire and terminate (and with respect to Restricted Stock, will be forfeited to the Corproation) and become null and void with no further compensation due to the holder. If an Award expires or becomes unexercisable for any reason without having been exercised, or is otherwise cancelled, forfeited or surrendered, such unissued or retained Shares shall become available for other Award grants under the Plan.
14.3    Additionally, in the event of the termination of a Grantee’s Service for Cause (a) all of such Grantee’s vested Awards shall also, upon such termination for Cause, immediately expire and terminate and become null and void; and (b) any and all of such Grantee’s Shares received pursuant to the issuance, vesting or exercise of any applicable Award shall be subject to the Corporation’s “Repurchase Right”, as described below.
For the purposes hereof the term “Cause” shall mean (a) the conviction of the Grantee for any felony involving moral turpitude or affecting the Corporation or any Affiliated Corporation; (b) the embezzlement of funds of the Corporation or any Affiliated Corporation; (c) any breach of the Grantee’s fiduciary duties or duties of care towards the Corporation or any Affiliated Corporation (including without limitation any disclosure of confidential information of the Corporation or any Affiliated Corporation or any breach of a non-competition or intellectual property assignment undertakings); (d) any conduct in bad faith reasonably determined by the Board to be materially detrimental to the Corporation or, with respect to any Affiliated Corporation, reasonably determined by the Board of Directors of such Affiliated Corporation to be materially detrimental to either the Corporation or such Affiliated Corporation; or (e) any other event classified under any applicable agreement between the Grantee and the Corporation or the Affiliated Corporation, as applicable, as a “cause” for termination or by other language of similar substance.
The Corporation’s “Repurchase Right” shall be as follows: If any Grantee’s Service is terminated by the Corporation (or any Affiliated Corporation) for Cause, or in the event that any Grantee initiates or joins any legal proceeding maintained or instituted against the Corporation or any Affiliated Corporation or any of their respective past, current, or future officers, directors, employees, consultants, holders of equity securities, successors or assigns in their capacity as such, then, within 180 days after such termination or commencement of (or joinder in) such legal proceeding, as the case may be, the Corporation shall have the right, but not the obligation, to repurchase from the Grantee, or his or her legal representative, as the case may be, all or part of the Shares she/he exercised or otherwise received pursuant to an Award, if any. The Repurchase Right shall be exercised by the Corporation by giving the Grantee, or his/her legal representative written notice, within said 180 days, of its intention to exercise the Repurchase Right, indicating the number of such Shares to be repurchased and the date on which the repurchase is to be effected, and the Corporation shall pay the Grantee for each such Share being repurchased, an amount equal to the price originally paid by the Grantee for such Shares, if any, subject to adjustments as provided in Section 17 below. The certificate(s) representing such Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Corporation together with a duly endorsed stock assignment certificate. Payment shall be made in cash, cash equivalents, or in any other way of payment allowed under any applicable Law, and authorized by the Board of Directors of the Corporation. Concurrently with the exercise of the Repurchase Right, if exercised, the Grantee (or the holder of the Shares so repurchased) shall no longer have any rights as a holder of such repurchased Shares. Such repurchased Shares shall be deemed to have been repurchased, whether or not the certificate(s) therefor have been delivered. If the Grantee fails to deliver such stock certificate(s), the Corporation shall be entitled to take such action as may be necessary to remove the requisite number of Share registered in the name of the Grantee from the books and records of the Corporation. The Repurchase Right shall be in addition to any and all other rights and remedies available to the Corporation.
In the event that the Corporation shall be prohibited, on account of any applicable Law, from repurchasing Shares, the Corporation may assign the Repurchase Right to its wholly owned subsidiary, or if the same is not possible on account of any applicable Law, to all of the stockholders of the Corporation at the time of the exercise of said right (excluding other shareholders pursuant to the exercise or delivery of Awards), on a pro-rata, as converted basis, all under the same terms and conditions set forth in this Plan, in which event the Corporation shall inform the Grantee of the identity of the particular assignee in the Corporation’s Notice, and the provisions of this Section regarding the Corporation shall apply to such assignee(s), mutatis mutandis.
In the event that at the time the Corporation wishes to exercise its Repurchase Right, the Grantee does not own a sufficient number of Shares to satisfy the Corporation’s Repurchase Right, in addition to performing any obligations necessary to satisfy the Corporation’s Repurchase Right, the Corporation may require the Grantee to deliver to the Corporation, for each Share that is the subject of the Repurchase Right and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, equal to the difference between the fair market value of each such missing Share and the price originally paid by the Grantee to the Corporation for each such Share, if any, as adjusted.
14.4    Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law), following termination of a Grantee’s Service other than for Cause, the Expiration Date of such Grantee’s vested Options and/or SARs shall be deemed the earlier of: (a) the Expiration Date of such vested Options and/or SARs as was in effect immediately prior to such termination, as detailed in Grantee’s Award Agreement; or (b) 90 (ninety) calendar days following the date of such termination (except that if such termination is initiated by Grantee, the period set forth in this Section 14.4(b) shall be 30 (thirty) calendar days following the date of such termination) or, if such termination is the result of death or disability of the Grantee, 12 (twelve) calendar months from the date of such termination.
14.5    Notwithstanding anything to the contrary herein, upon the issuance of a court order declaring the bankruptcy of a Grantee, or the appointment of a receiver or a provisional receiver for a Grantee over all of his assets, or any material part thereof, or upon making a general assignment for the benefit of his creditors, any outstanding Awards issued in favor of such Grantee (whether vested or not) shall immediately expire and terminate and become null and void and shall entitle neither the Grantee nor the Grantee’s receiver, successors, creditors or assignees to any right in or towards the Corporation or any Affiliated Corporation in connection with the same, and all interests and rights of the Grantee or the Grantee’s receiver, successors, creditors or assignees in and to the same, shall expire.
15.    Rights as Stockholder, Voting Rights, Dividends and Bonus Shares
15.1    It is hereby clarified that a Grantee shall not, by virtue of this Plan, any applicable Sub-Plan or the applicable Award Agreement or any Option or SAR granted to the Grantee, have any of the rights of a stockholder with respect to the Shares underlying such Award, until the Option or SAR has been exercised and the Shares issued in the Grantee’s name. With respect to Awards of Restricted Stock, the rights of the Grantee with respect to the Shares underlying the Restricted Stock shall be as set forth in the applicable Sub-Plan or Award Agreement.
15.2    Unless otherwise determined by the Board (which determination shall not require stockholder approval, unless so required in order to comply with the provisions of applicable Mandatory Law), prior to the closing of an IPO, as a condition to the issuance, vesting, or exercise of any Award, each Grantee shall be required to sign and deliver to such person as may be designated by the Board (the “Nominee”) an irrevocable proxy, in a form approved by the Board (the “Proxy”), appointing the Nominee as the sole person entitled to exercise the voting rights conferred by such Shares. The Nominee shall not exercise the voting rights conferred by the Shares held by him or with respect to which the Nominee has been given an irrevocable proxy as aforesaid, in any way whatsoever (except as set forth herein and/or in the Proxy), and shall not issue a proxy to any person or entity to vote such Shares, unless otherwise instructed by the Board, and in accordance with such instructions. Unless instructed otherwise by the Board, the Nominee shall vote such Shares in a manner pro-rata to the votes of the other voting shares, such that the votes of the Shares shall not affect the end result of the vote. The Nominee shall be indemnified and held harmless by the Corporation, to the extent permitted by applicable Law, against any cost or expense (including counsel fees) reasonably incurred by the Nominee, or any liability (including any sum paid in settlement of a claim with the approval of the Corporation) arising out of any act or omission to act in connection with the voting of the aforesaid proxy unless arising out of such Nominee’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the Nominee(s) may otherwise have from the Corporation.
15.3    Notwithstanding anything to the contrary, if any, herein or in the Corporation’s Certificate of Incorporation and/or By-Laws, or elsewhere, none of the Grantees shall have (and they hereby waive the right to have), any pre-emptive rights to purchase, along with the other stockholders in the Corporation, a pro rata portion of any securities proposed to be offered by the Corporation prior to the offering thereof to any third party or any rights of first refusal to purchase any securities of the Corporation offered by the other holders of securities of the Corporation.
15.4    Cash dividends paid or distributed, if any, with respect to the vested Shares delivered to a Grantee upon the exercise or vesting of an Award shall be remitted directly to the Grantee or to a trustee (on behalf of the applicable Grantee) who is entitled to the Shares for which the dividends are being paid or distributed, subject to any applicable taxation on such distribution of dividend, and the withholding thereof. No dividends shall be paid or accrued with respect to an Option or SAR prior to the exercise of such Option or SAR and no dividends shall be paid or accrued on unvested Restricted Stock during the Restricted Period.
15.5    Bonus Shares issued by the Corporation, if any, with regard to the vested Shares delivered to a Grantee upon the exercise or vesting of an Award shall be subject to the same terms and conditions of the Exercised Shares by virtue of which they were issued. No bonus Shares shall be distributed or accrued with respect to an Option or SAR prior to the exercise of such Option or SAR.
15.6    During the term of any Award granted under the Plan, and thereafter for so long as the Grantee holds Shares issued upon exercise or vesting of an Award, the Corporation shall not be obliged to provide or otherwise make available to Grantees any information related to the Corporation, except as required under applicable Mandatory Law.
16.    Liquidation
In the event that the Corporation is liquidated or dissolved while unexercised Options or SARs remain outstanding under the Plan, then all or part of such outstanding Options or SARs may be exercised in full by the Grantees as of immediately prior to the effective date of such liquidation or dissolution of the Corporation, without regard to the vesting terms thereof and any unvested Restricted Stock shall be fully vested as of immediately prior to the effective date of such liquidation or dissolution of the Corporation.

17.    Adjustments
17.1    The number and kind of shares underlying any Award, together with those Shares otherwise reserved for the purposes of the Plan for Awards not yet exercised as provided under Section 5 above, and/or, if applicable, the Exercise Price, Base Price and/or repurchase price, shall be proportionately adjusted as a result of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects the Common Stock, as well as for any distribution of bonus shares, except as set forth in Sections 17.2 and 17.3 below. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
All provisions applying to the Shares underlying an Award shall apply to all Shares received as a result of an adjustment as described above.
17.2    In the event of a Structural Change (as defined below) the Awards and Shares underlying such Awards that are subject to the Plan shall be exchanged or converted into Shares of the Corporation or successor company in accordance with the exchange effectuated in relation to the Shares of the Corporation, as shall be determined by the Board, and the Exercise Price or Base Price per Share and quantity of shares shall be adjusted in accordance with the terms of the Structural Change. The adjustments required thereby shall be determined in good faith solely by the Board and in accordance with applicable Mandatory Law. “Structural Change” means any re-domestication of the Corporation, share flip, creation of a holding company for the Corporation that will hold substantially all of the shares of the Corporation or any other transaction involving the Corporation in which the shares of the Corporation outstanding immediately prior to such transaction continue to represent, or are converted into or exchanged for shares that represent, immediately following such transaction, at least a majority, by voting power, of the share capital of the surviving, acquiring or resulting corporation and in which there is no material change to the interests held by the stockholders of the Corporation prior to such transaction and immediately thereafter.
17.3    In the event of a Spin-Off Transaction (as defined below), the Board may, but shall not be obligated to, determine that the holders of Awards are entitled to receive equity in the new company formed as a result of the Spin-Off Transaction, in accordance with equity granted to the stockholders of the Corporation within the Spin-Off Transaction, taking into account the terms of the Awards, including the vesting schedule, Exercise Price or Base Price, as applicable. The determination regarding the Grantee’s entitlement within the scope of a Spin-Off Transaction shall be in the sole and absolute discretion of the Board. “Spin-off Transaction” means any transaction in which assets of the Corporation are transferred or sold to a company or corporate entity in which the shareholders of the Corporation hold equal stakes, pro-rata to their ownership of the Corporation.
18.    No Interference
Neither the Plan nor any applicable Sub-Plan or Award Agreement shall affect, in any way, the rights or powers of the Corporation or its stockholders to make or to authorize any sale, transfer or change whatsoever in all or any part of the Corporation’s assets, obligations or business, or any other business, commercial or corporate act or proceeding, whether of a similar character or otherwise; any adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or business; any merger or consolidation of the Corporation; any issue of bonds, debentures, shares of stock (including preferred or prior preference shares of stock ahead of or affecting the existing shares of stock of the Corporation including the shares of stock underlying Awards or the rights thereof, etc.); or the dissolution or liquidation of the Corporation; and none of the above acts or authorizations shall entitle the Grantee to any right or remedy, including without limitation, any right of compensation for any dilution resulting from any issuance of any shares of stock or of any other securities in the Corporation to any person or entity whatsoever.
19.    No Employment/Engagement/Continuance of Service Obligations
Nothing in the Plan, in any applicable Sub-Plan or Award Agreement, or in any Award granted hereunder shall be construed as guaranteeing the Grantee’s continuous employment, engagement or service with the Corporation or any Affiliated Corporation, and no obligation of the Corporation or any Affiliated Corporation as to the length of the Grantee’s employment, engagement or service shall be implied by the same. The Corporation and its Affiliated Corporation reserve the right to terminate the employment, engagement or service of any Grantee pursuant to such Grantee’s terms of employment, engagement or service and any Law.
20.    No Representation
The Corporation does not and shall not, through this Plan, any applicable Sub-Plan or the applicable Award Agreement, make any representation towards any Grantee with respect to the Corporation, its business, its value or either its shares of stock in general or the Shares underlying any Award in particular.
Each Grantee, upon entering into the applicable Award Agreement, shall represent and warrant toward the Corporation that his/her consent to the grant of the Award issued in his/her favor and, if any, the issuance or exercise thereof, neither is nor shall be made, in any respect, upon the basis of any representation or warranty made by the Corporation or by any of its directors, officers, stockholders or employees, and is and shall be made based only upon his/her examination and expectations of the Corporation, on an “as is” basis. Each Grantee shall waive any claim whatsoever of “non-conformity” of any kind, and any other cause of action or claim of any kind with respect to the Awards and/or their underlying Shares.
21.    Tax Consequences
21.1    Any and all tax and/or other mandatory payment consequences arising from the grant, vesting, and/or exercise of any Award, the payment for or the transfer of the Shares underlying such Award to the Grantee, or the sale of such Shares by the Grantee, or from any other event or act in connection therewith (including without limitation, in the event that the Awards do not qualify under the tax classification/tax track in which they were intended), shall be borne solely by the Grantee.
21.2    The Corporation and/or any Affiliated Corporation and/or any other entity designated by the Corporation (including without limitation a trustee) may each withhold (including at source), deduct and/or set-off, from any payment made to the Grantee, the amount of the tax and/or other mandatory payment the withholding of which is required with respect to the grant, vesting and/or exercise of any Award under any applicable Mandatory Law. The Corporation or an Affiliated Corporation may require the Grantee, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Corporation and/or Affiliated Corporation arising in connection with the grant, vesting, and/or exercise of any Award. Without derogating from the aforesaid, each Grantee shall provide the Corporation and/or any applicable Affiliated Corporation with any executed documents, certificates and/or forms that may be required from time to time by the Corporation or such Affiliated Corporation in order to determine and/or establish the tax liability of such Grantee.
21.3    Furthermore, each Grantee shall indemnify the Corporation and/or any applicable Affiliated Corporation, and hold them harmless from and against any and all liability in relation with any such tax and/or other mandatory payments or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax and/or other mandatory payments from any payment made to the Grantee.
22.    Non-Exclusivity of the Plan
The adoption by the Board of this Plan and any Sub-Plans shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements, or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the grant of awards with respect to shares of stock in the Corporation otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
23.    Currency Exchange Rates
Except as otherwise determined by the Board, all monetary values with respect to Awards granted pursuant to this Plan, including without limitation the Fair Market Value and the Exercise Price or Base Price of any Award, shall be stated in United States Dollars. In the event that the Exercise Price or Base Price is in fact to be paid in any other currency, the conversion rate shall be the last known representative rate of the US Dollar to such other currency on the date of payment.
24.    Market Stand-Off
In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Corporation’s IPO, each Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any vested Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Corporation or such underwriters, but in no event greater than 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to any vested Shares delivered to a Grantee upon the exercise or vesting of an Award under this Plan until the end of the applicable stand-off period. The Corporation’s underwriters shall be beneficiaries of this Section 24. This Section 24 shall not apply to shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Section 24 only if the directors and officers of the Company are subject to similar arrangements.

KALTURA, INC.
2017 EQUITY INCENTIVE US SUB-PLAN
I.    Purpose; Definitions.
The purpose of the Kaltura, Inc. 2017 Equity Incentive US Sub-Plan (the “Sub-Plan”) is to establish certain rules and limitations applicable to equity awards granted under the Kaltura, Inc. 2017 Equity Incentive Plan (the “Plan”) to Grantees subject to United States federal taxation (“US Grantees”). The Plan and this Sub-Plan are complementary to each other and shall, with respect to equity granted to US Grantees (“Awards”), be read and deemed as one. In the event of any contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall prevail with respect to Awards granted to US Grantees.
For purposes of the Sub-Plan, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:
A.     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
B.    “Committee” means a committee appointed by the Board in accordance with Section 2 of the Sub-Plan and Section 3 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term Committee shall refer to the Board.
C.    “Corporation” means Kaltura, Inc., a Delaware corporation.
D.    “Director” means a member of the Board.
E.    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
F.    “Incentive Stock Option” means any Option granted to a US Grantee intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
G.    “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each “Non-Employee Director” also be an “outside director” as that term is defined in regulations under Section 162(m) of the Code.
H.    “Non-Qualified Stock Option” means any Option granted to a US Grantee that is not an Incentive Stock Option.
I.    “Parent” means, in respect of the Corporation, a “parent corporation” as defined in Sections 424(e) of the Code.

J.    “Permitted Transferee” means any Person to which a US Grantee is expressly permitted to assign or otherwise transfer an Award (or Shares resulting from an award) pursuant to the terms of the Plan, the Sub-Plan, and the applicable Award Agreement.
K.    “Subsidiary” means, in respect of the Corporation, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
L.    “Termination” means, with respect to any US Grantee, the termination of such US Grantee’s Service with the Corporation or any of its Subsidiaries. The Committee may, in its sole discretion, determine that a change in the capacity in which a US Grantee is employed by, or otherwise provides services to, the Corporation and/or its Subsidiaries (e.g., a change in status from an employee to a consultant, or from a consultant to an employee), or a change in the entity employing or otherwise engaging the US Grantee will not be deemed a Termination so long as the US Grantee continues in the Service of the Corporation or a Subsidiary thereof. If a US Grantee’s Service is with a Subsidiary of the Corporation and that entity ceases to be a Subsidiary of the Corporation, the US Grantee will be deemed to have incurred a Termination when such entity ceases to be a Subsidiary of the Corporation unless the US Grantee transfers Service to the Corporation or any remaining Subsidiary thereof. The Committee shall have the sole authority to determine whether a US Grantee has incurred a Termination, and all determinations made by the Committee regarding the same shall be final and conclusive on the US Grantee and all other Persons.
Any other initially capitalized words and phrases not defined herein will have the meaning given to them in the Plan.
II.    Administration.
Subject to the requirements of the Corporation’s by-laws and certificate of incorporation, and any other agreement that governs the appointment of Board committees, any Committee established by the Board under this Section 2 to perform some or all of the Board’s administrative functions hereunder will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines; provided, however, that if the Corporation has a class of securities required to be registered under Section 12 of the Exchange Act, all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Sub-Plan.
III.    Shares Subject to the Plan.
The authorized but unissued Shares available for grant under Section 5 of the Plan shall be available to grant Awards to US Grantees under the Sub-Plan and 4,000,000 Shares may be issued as Incentive Stock Options.
IV.    Eligibility.

Employees, directors, consultants, and other individuals who provide services to the Corporation, Subsidiaries, or its Affiliated Corporations are eligible to be granted Awards under the Sub-Plan; provided, however, that only employees of the Corporation, its Parent, a Subsidiary, or any other Affiliated Corporation that are US Grantees are eligible to be granted Incentive Stock Options.
V.    Options.
A.    Options granted under the Sub-Plan may be of two types: (i) Incentive Stock Options; or (ii) Non-Qualified Stock Options. Any Option granted under the Sub-Plan will be in such form as the Board may at the time of such grant approve. Without limiting the generality of Section 3, any or all of the Shares reserved for issuance under Section 3 may be issued in respect of Incentive Stock Options.
B.    The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:
1.    Option Price. The Exercise Price per Share purchasable under any Option will be determined by the Board and will not be less than 100% of the Fair Market Value per Share on the date of the grant. However, any Incentive Stock Option granted to any US Grantee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Corporation, its Parent or a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
2.    Option Term. Notwithstanding anything in the Plan to the contrary, no Incentive Stock Option will be exercisable more than 10 years after the date such Option is granted. However, any Incentive Stock Option granted to any US Grantee who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Corporation, its Parent or a Subsidiary may not have a term of more than five years
3.    Exercisability. Subject to the provisions of the Plan, Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board.
C.    Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the US Grantee during any calendar year under any plan of the Corporation, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
VI.    SARs

A.    Terms and Conditions. Each SAR shall entitle the US Grantee to receive, upon exercise of the SAR, a payment equal to the excess, if any, of the Fair Market Value of one share of Common Stock on the date of exercise over the Base Price of the SAR. Such payment may be made in cash, in shares of Common Stock, in Restricted Stock or in any combination of the foregoing, as the Board shall determine in its sole discretion; provided, however, that payment upon exercise of an SAR shall be made in shares of Common Stock unless otherwise specified in the relevant Award Agreement. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:
1.    Base Price. The Base Price of an SAR shall be determined by the Board at the time of grant; provided, however, that the Base Price shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Date of Grant.
2.    Term. Except as otherwise provided in an Award Agreement, the term of each SAR shall be 10 years after the date immediately preceding the Date of Grant.
3.    Vesting. SARs shall vest in accordance with the terms set forth in the applicable Award Agreement. Vesting may be conditioned upon the US Grantee’s continued Service with the Corporation, its Subsidiaries, or any Affiliated Corporation, the attainment of one or more performance goals or any combination of the foregoing, as determined by the Board in its sole discretion. Unless otherwise provided in an Award Agreement, vesting of a SAR requires continued Service by the US Grantee through each applicable vesting date. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the US Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon a Termination.
VII.    Restricted Stock.
A.    General. The Award Agreement evidencing any Restricted Stock will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:
1.    An Award of Restricted Stock is a grant of Shares to a US Grantee, subject to such restrictions, terms and conditions as the Board deems appropriate, including, without limitation, (i) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such Restricted Stock, (ii) the requirement that the US Grantee deposit such Restricted Stock with the Corporation while such Restricted Stock are subject to such restrictions, and (iii) the requirement that such Restricted Stock be forfeited upon termination of Service and/or upon the failure to achieve any applicable performance goal.

2.    Joinder. As a condition to receiving a grant of Restricted Stock, the US Grantee shall agree in writing to be bound by the terms and provisions of any agreements among the stockholders of the Corporation which are applicable to the holders of shares of Common Stock, including, without limitation, any restriction on transfer of shares of Common Stock of the Corporation and to the extent requested by the Board Grantee undertakes to execute and deliver an additional counterpart signature page to such agreement(s) in a form acceptable to the Board.
3.    Terms and Conditions. With respect to each US Grantee receiving an Award of Restricted Stock, there may be issued a stock certificate (or certificates) in respect of such Restricted Stock. Such stock certificate(s), if any, shall be registered in the name of such US Grantee, shall be accompanied by a stock power duly executed by such US Grantee, and shall bear such legends as deemed appropriate by the Board. Such stock certificate evidencing such Restricted Stock shall, in the sole discretion of the Board, be deposited with and held in custody by the Corporation until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.
4.    Vesting. During the Restricted Period, Restricted Stock shall vest in accordance with the terms set forth in the applicable Award Agreement. Vesting may be conditioned upon the US Grantee’s continued Service, the attainment of one or more performance goals or any combination of the foregoing, as determined by the Board in its sole discretion. Unless otherwise provided in an Award Agreement, vesting of Restricted Stock during the Restricted Period requires continued Service by the US Grantee through each applicable vesting date. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the US Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon a Termination.
5.    Shareholder Rights. A US Grantee shall have, with respect to each Share of Restricted Stock during the Restricted Period, all of the rights of a shareholder of the Corporation (except as such rights are limited or restricted under the Plan, in the relevant Award Agreement or in the Shareholders Agreement). For the avoidance of any doubt, no cash dividends shall be paid on unvested Restricted Stock during the Restricted Period.
VIII.    Termination.
A.    General. Upon a US Grantee’s Termination for any reason, unless otherwise provided in the Award Agreement, (i) all unvested Awards granted to such US Grantee shall immediately expire and/or be forfeited with no consideration due to the US Grantee, (ii) all vested Awards granted to such US Grantee shall be treated as set forth in the Plan and this Section and (iii) all shares of Common Stock held by such US Grantee or his Permitted Transferees (including, without limitation, vested Restricted Stock) that are not otherwise forfeited shall be subject to repurchase rights, as provided in the Plan or in the Corporation’s Certificate of Incorporation and By Laws.

B.    Committee Discretion. The Committee, in its sole discretion, may determine that any US Grantee’s vested Options or SARs may remain exercisable for an additional time period after US Grantee’s Termination (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Option or SAR.
IX.    Amendments and Termination.
The Board (in its sole discretion) may amend, alter or discontinue the Sub-Plan at any time, provided that no amendment, alteration or discontinuation will be made as the Board may deem advisable in its sole discretion, without the approval of such amendment by the Corporation’s stockholders in a manner consistent with the requirements of Treas. Reg. § 1.422-3 (or any successor provision) that would: (i) increase the total number of Shares reserved for issuance hereunder (except as otherwise provided in Section 3); or (ii) change the classes of Persons eligible to receive Awards.
X.    General Provisions.
A.    The Board may require each US Grantee to represent to and agree with the Corporation in writing that the US Grantee is acquiring securities of the Corporation for investment purposes and without a view to distribution thereof and as to such other matters as the Board deems appropriate.
B.    Shares shall not be issued hereunder unless, in the judgment of legal counsel for the Corporation, the issuance complies with the requirements of any stock exchange or quotation system on which the Shares are then listed or quoted, the Securities Act of 1933, the Exchange Act, all rules and regulations promulgated thereunder and all other applicable Laws.
C.    All certificates for Shares or other securities delivered under the Sub-Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Shares are then listed and any applicable laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
D.    No later than the date as of which an amount first becomes includible in the gross income of the US Grantee for federal income tax purposes with respect to any Award, the US Grantee will pay to the Corporation, or make arrangements satisfactory to the Board regarding the payment of taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Corporation under the Plan will be conditioned on such payment or arrangements and the Corporation will have the right to deduct any such taxes from any payment of any kind otherwise due to the US Grantee. Unless otherwise determined by the Board, the minimum required withholding obligation with respect to an Award may be settled in Shares, including the Shares that are subject to that Award.
XI.    Effective Date of Plan.
The Plan and this Sub-Plan will become effective on the date that the Plan is adopted by the Board; provided, however, that all Options intended to be Incentive Stock Options will automatically be converted into Non-Qualified Stock Options if the Plan (including this Sub-Plan) is not approved by the Corporation’s stockholders within one year (365 days) of its adoption by the Board in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision).
XII.    Term of Sub-Plan.
The Sub-Plan will continue in effect until the earlier of: (i) its termination in accordance with Section 9, (ii) all Shares available for issuance under the Plan have been issued and, if applicable, exercised, or (iii) the lapse of ten years from the date that the Sub-Plan is adopted by the Board; provided, however, that no Incentive Stock Option will be granted hereunder on or after the 10th anniversary of the effective date of the Sub-Plan; but provided further, that Incentive Stock Options granted prior to such 10th anniversary may extend beyond that date.
XIII.    Invalid Provisions.
In the event that any provision of this Sub-Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
XIV.    Code Section 409A Compliance.
The Sub-Plan and all Award Agreements are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith; provided, however, that neither the Corporation, any of its Affiliated Corporations or any member of the Board or the Committee, shall have any liability to US Grantees or any other Person if any Award is not exempt from or compliant with Code Section 409A. Notwithstanding anything contained herein to the contrary, in the event any Award is subject to Code Section 409A, the Board or the Committee may, in its sole discretion and without a US Grantee’s prior consent, amend the Sub-Plan and/or Award Agreement, adopt policies and procedures, or take any other actions as deemed appropriate by the Board or Committee to (i) exempt the Sub-Plan and/or any Award Agreement from the application of Code Section 409A, (ii) preserve the intended tax treatment of any such Award or (iii) comply with the requirements of Code Section 409A.

KALTURA, INC.
2017 EQUITY
INCENTIVE PLAN
CALIFORNIA
SUPPLEMENT
This supplement is intended to satisfy the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Notwithstanding anything to the contrary contained in the Plan and except as otherwise determined by the Plan administrator, the provisions set forth in this supplement shall apply to all Awards granted under the Plan to a Grantee who is a resident of the State of California on the date of grant (a “California Participant”) and which are intended to be exempt from registration in California pursuant to Section 25102(o), and otherwise to the extent required to comply with applicable law (but only to such extent). Definitions in the Plan are applicable to this supplement.
1.    Limitation on Securities Issuable Under Plan. The amount of securities issued pursuant to the Plan shall not exceed the amounts permitted under Section 260.140.45 of the California code of regulations to the extent applicable.
2.    Additional Limitations for Grants. The terms of all Awards shall comply, to the extent applicable, with Sections 260.140.41 and 260.140.42 of the California Code of Regulations.
3.    Additional Requirement to Provide Information to California Participants. The Company shall provide to each California Participant, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key persons whose duties in connection with the Company assure their access to equivalent information. In addition, this information requirement shall not apply to any plan or agreement that complies with all conditions of Rule 701 of the Securities Act (“Rule 701”); provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.
* * * * *